UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.    )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

GMS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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To the Stockholders of GMS Inc.:
You are cordially invited to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of GMS Inc., to be held virtually, on Thursday, October 22, 2020, at 8:00 a.m. (Eastern Time).
At the Annual Meeting, you will be asked to (i) elect four Class I directors to our board of directors, (ii) ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021, (iii) approve, on an advisory basis, the compensation of our named executive officers, (iv) approve amendments to our Second Amended and Restated Certificate of Incorporation (the “Charter”) to declassify our board of directors, (v) approve amendments to our Charter and First Amended and Restated Bylaws (the “Bylaws”) to eliminate supermajority voting requirements and other obsolete provisions, (vi) approve amendments to our Charter and Bylaws to permit our board of directors to amend our Bylaws, (vii) approve the GMS Inc. 2020 Equity Incentive Plan, and (viii) transact any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.
It is important that your shares be represented and voted whether or not you plan to attend the Annual Meeting. You may vote on the Internet, by telephone or by completing and mailing a proxy card. Voting over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting.
Securities and Exchange Commission rules allow companies to furnish proxy materials to their stockholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide you with the information you need, while making delivery more efficient and more environmentally friendly. In accordance with these rules, we have sent a Notice of Internet Availability of Proxy Materials to each of our stockholders providing instructions on how to access our proxy materials and fiscal 2020 Annual Report over the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to vote online, by telephone or by completing and mailing a proxy card and includes instructions on how to request a printed set of the proxy materials.
We thank you for your continued support and interest in GMS Inc.
Sincerely,
/s/ John C. Turner, Jr.

John C. Turner, Jr.
President, Chief Executive Officer and Director

GMS INC.
100 Crescent Centre Parkway, Suite 800
Tucker, Georgia 30084
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 22, 2020
NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of GMS Inc., will be held virtually on Thursday, October 22, 2020, at 8:00 a.m. (Eastern Time), for the following purposes:
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Proposal 1: To elect four Class I directors to our board of directors to hold office until the 2023 annual meeting of stockholders;

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Proposal 2: To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021;

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Proposal 3: To approve, on an advisory basis, the compensation of our named executive officers;

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Proposal 4: To approve amendments to our Second Amended and Restated Certificate of Incorporation (the “Charter”) to declassify our board of directors;

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Proposal 5: To approve amendments to our Charter and First Amended and Restated Bylaws (the “Bylaws”) to eliminate supermajority voting requirements and other obsolete provisions;

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Proposal 6: To approve amendments to our Charter and Bylaws to permit our board of directors to amend our Bylaws;

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Proposal 7: To approve the GMS Inc. 2020 Equity Incentive Plan; and

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To transact any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Due to the public health impact of the COVID-19 pandemic and to support the well-being of our employees and stockholders, we have decided to hold this year’s Annual Meeting in a virtual format only. Stockholders of record at the close of business on August 25, 2020 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
A Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our fiscal 2020 Annual Report is first being mailed on or about September [  ], 2020 to all stockholders entitled to vote at the Annual Meeting.
By Order of the Board of Directors,
/s/ Craig D. Apolinsky

Craig D. Apolinsky
Vice President, General Counsel and Corporate Secretary
Tucker, Georgia
September [  ], 2020
IMPORTANT INFORMATION REGARDING THE AVAILABILITY OF PROXY MATERIALS
This Notice of Meeting, Proxy Statement, Proxy Card and our fiscal 2020 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended April 30, 2020, are available at investor.gms.com.
YOUR VOTE IS VERY IMPORTANT. PLEASE CAREFULLY READ THE ATTACHED PROXY
STATEMENT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE
YOU TO VOTE AND SUBMIT YOUR PROXY OVER THE INTERNET, BY TELEPHONE OR MAIL.

GMS INC.

PAYMENTS UPON CERTAIN EVENTS OF TERMINATION OR CHANGES IN CONTROL	47
CEO PAY RATIO	50
DIRECTOR COMPENSATION	51
DIRECTOR COMPENSATION PROGRAM	51
DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS	51
DIRECTOR COMPENSATION TABLE	51
PROPOSAL 4 — APPROVAL OF AMENDMENTS TO OUR SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND FIRST AMENDED AND RESTATED BYLAWS TO DECLASSIFY OUR BORAD OF DIRECTORS	53
PROPOSAL 5 — THE APPROVAL OF AMENDMENTS TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND FIRST AMENDED AND RESTATED BYLAWS TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS AND OTHER OBSOLETE PROVISIONS	55
PROPOSAL 6 — THE APPROVAL OF AMENDMENTS TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND FIRST AMENDED AND RESTATED BYLAWS TO PERMIT OUR BORAD OF DIRECTORS TO AMEND OUR BYLAWS	57
PROPOSAL 7 — APPROVAL OF THE GMS INC. 2020 EQUITY INCENTIVE PLAN	59
STOCK	70
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	70
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	72
OTHER RELATIONSHIPS AND TRANSACTIONS	72
POLICIES AND PROCEDURES FOR RELATED PERSONS TRANSACTIONS	73
OTHER MATTERS	73
INCORPORATION BY REFERENCE	73
ACCESS TO REPORTS AND OTHER INFORMATION	73
LIST OF COMPANY STOCKHOLDERS	74
OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING	74
APPENDIX A — RECONCILIATION OF NON-GAAP FINANCIAL MEASURE	A-1
APPENDIX B — PROPOSED AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	B-1
APPENDIX C-1 — PROPOSED AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SYOERMAJORITY VOTING REQUIREMENTS AND OTHER OBSOLETE PROVISIONS	C-1-1
APPENDIX C-2 — PROPOSED AMENDMENT TO FIRST AMENDED AND RESTATED BYLAWS TO ELIMINATE SYOERMAJORITY VOTING REQUIREMENTS AND OTHER OBSOLETE PROVISIONS	C-2-1
APPENDIX D-1 — PROPOSED AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT THE BOARD TP AMEND THE BYLAWS	D-1
APPENDIX D-2 — PROPOSED AMENDMENT TO FIRST AMENDED AND RESTATED BYLAWS TO PERMIT THE BOARD TP AMEND THE BYLAWS	D-2
APPENDIX E — GMS INC. 2020 EQUITY INCENTIVE PLAN	E-1

GMS INC.
100 Crescent Centre Parkway, Suite 800
Tucker, Georgia 30084
PROXY SUMMARY
We are providing these materials in connection with the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of GMS Inc. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. Please read the entire Proxy Statement carefully before voting as it contains important information about matters upon which you are being asked to vote.
2020 Annual Meeting of Stockholders
Date and Time	Record Date	Location
October 22, 2020 at 8:00 a.m. (local time)	August 25, 2020	This year’s meeting will be a virtual Annual Meeting at www.virtualmeeting.com/GMS2020
Agenda and Voting Recommendations
Proposal	Board Recommendation
1 To elect the four Class I director nominees identified in this Proxy Statement	FOR each nominee
2 To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending April 30, 2021	FOR
3 To approve, on an advisory basis, the compensation of our named executive officers	FOR
4 To approve amendments to our Second Amended and Restated Certificate of Incorporation (the “Charter”) to declassify our board of directors	FOR
5 To approve amendments to our Charter and First Amended and Restated Bylaws (the “Bylaws”) to eliminate supermajority voting requirements and other obsolete provisions	FOR
6 To approve amendments to our Charter and Bylaws to permit our board of directors to amend our Bylaws	FOR
7 To approve the GMS Inc. 2020 Equity Incentive Plan	FOR
Board of Director Nominees
The following table provides summary information about each director nominee. Each director nominee is standing for election for a three-year term or until his or her successor is duly elected and qualified. All of the director nominees are current directors.
Name	Age	Director Since	Principal Occupation	Committees
Peter C. Browning	78	2014	Managing Director of Peter Browning Partners, LLC	Compensation and Nominating and Corporate Governance
Thereon I. Gilliam	55	2014	Chief Executive Officer of NES Global Talent	Compensation and Nominating and Corporate Governance
Mitchell B. Lewis	58	2019	President and Chief Executive Officer of BlueLinx Holdings Inc.	Audit and Nominating and Corporate Governance
John C. Turner, Jr.	52	2019	President and Chief Executive Officer of GMS Inc.	None

Governance Evolution and Highlights
The Board of Directors (the “Board”) of GMS Inc. is committed to strong corporate governance. As we continue our transition from a “controlled company” to a widely-held company following the completion of our former sponsors’ sell-down of their equity ownership positions in 2019, we are committed to evolving our Board and our corporate governance processes to reflect the changes in our Company’s business and stockholder base. We are committed to establishing and maintaining strong corporate governance practices that reflect high standards of ethics and integrity and promote long-term stockholder value.
Since our initial public offering, we have undertaken an extensive board refreshment process to transition to a board with the independence, skills and qualifications reflective of our business and ownership. Of particular importance, since April 2019 we have prioritized enhancing the diversity of the Board, as evidenced by the addition of two female directors and our first African American director.
In addition, as a result of our Board’s continued evaluation of our corporate governance practices, its understanding of the views of the investment community and feedback from our stockholders, at this year’s Annual Meeting we are seeking stockholder approval to implement changes to our Charter and Bylaws to further strengthen our corporate governance principles and enhance the ability of our stockholders to influence our governance structure. In particular, we are seeking stockholder approval to declassify our Board, eliminate supermajority voting requirements from our Charter and Bylaws, as well as other obsolete provisions related to our former equity sponsors, and provide our Board with the flexibility to amend our Bylaws without the need for stockholder approval. These changes are consistent with our continued evolution to a widely-held company and modernize provisions of our Charter and Bylaws that were put in place by our former equity sponsors.

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 22, 2020
GENERAL
We are furnishing this Proxy Statement to you as part of a solicitation by the Board of Directors (the “Board”) of GMS Inc., a Delaware corporation, of proxies to be voted at our 2020 Annual Meeting of Stockholders and at any reconvened meeting after an adjournment or postponement of the meeting (the “Annual Meeting”). We will hold the Annual Meeting virtually on Thursday, October 22, 2020 at 8:00 a.m. (Eastern Time). Unless the context otherwise requires, all references in this Proxy Statement to “GMS,” “Company,” “we,” “us,” and “our” refer to GMS Inc. and its subsidiaries.
Our mailing address and principal executive office is 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084. Our website is located at investor.gms.com. The information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.
IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS
Securities and Exchange Commission (“SEC”) rules allow companies to furnish proxy materials to their stockholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide you with the information you need, while making delivery more efficient and more environmentally friendly. We have saved significant mailing and printing costs by providing proxy materials to you over the Internet in accordance with SEC rules. In accordance with these rules, on or about September [  ], 2020, we expect to mail to our stockholders a notice providing instructions on how to access our proxy materials and fiscal 2020 Annual Report on the Internet (the “Notice of Internet Availability of Proxy Materials”). The Notice of Internet Availability of Proxy Materials, which cannot itself be used to vote your shares, also provides instructions on how to vote online, by telephone or by completing and mailing a proxy card and includes instructions on how to request a paper copy of the proxy materials, if you so desire. The Notice of Internet Availability of Proxy Materials includes a control number that must be entered at the website provided on the notice in order to view the proxy materials. Whether you received the Notice of Internet Availability of Proxy Materials or paper copies of our proxy materials, the Proxy Statement and fiscal 2020 Annual Report are available to you at investor.gms.com.
MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
At the Annual Meeting, you will consider and vote upon:
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Proposal 1: The election of the four Class I director nominees identified in this Proxy Statement;

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Proposal 2: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021;

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Proposal 3: The approval, on an advisory basis, of the compensation of our named executive officers;

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Proposal 4: The approval of amendments to our Second Amended and Restated Certificate of Incorporation (the “Charter”) to declassify our board of directors;

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Proposal 5: The approval of amendments to our Charter and First Amended and Restated Bylaws (the “Bylaws”) to eliminate supermajority voting requirements and other obsolete provisions;

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Proposal 6: The approval of amendments to our Charter and Bylaws to permit our board of directors to amend our Bylaws;

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Proposal 7: The approval of the GMS Inc. 2020 Equity Incentive Plan; and

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The transaction of any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not a part of this Proxy Statement.
What is a proxy?
The Board is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted at the Annual Meeting in accordance with the stockholder’s specific voting instructions.
Why am I receiving these materials?
You are receiving these materials because at the close of business on August 25, 2020 (the “Record Date”), you owned shares of the Company’s common stock, $0.01 par value per share. All stockholders of record on the Record Date are entitled to attend and vote at the Annual Meeting. Each share of our common stock is entitled to one vote on each matter presented for a vote at the Annual Meeting. As of August 25, 2020, we had [      ] shares of common stock outstanding.
What shares are included on my proxy card?
You will receive one proxy card for all the shares of the Company’s common stock that you hold as a stockholder of record.
If you hold your shares in street name, you will receive voting instructions for each account you have with a broker, bank or other nominee.
What matters am I voting on, how may I vote on each matter and how does the Board recommend that I vote on each matter?
The following table sets forth each of the proposals you are being asked to vote on, how you may vote on each proposal and how the Board recommends that you vote on each proposal:
Proposal		How may I vote?	How does the Board recommend that I vote?
1.	The election of the four Class I director nominees identified in this Proxy Statement, each for a three-year term or until his or her successor is duly elected and qualified.	FOR the election of all Class I director nominees named herein, WITHHOLD authority to vote for all such Class I director nominees; or FOR the election of all such Class I director nominees other than any nominees with respect to whom the vote is specifically WITHHELD by indicating in the space provided on the proxy.	FOR each Class I director
2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021.	FOR or AGAINST, or you may ABSTAIN from voting on the matter.	FOR

Proposal		How may I vote?	How does the Board recommend that I vote?
3.	The approval, on an advisory basis, of the compensation of our named executive officers.	FOR or AGAINST, or you may ABSTAIN from voting on the matter.	FOR
4.	The approval of amendments to our Charter to declassify our board of directors.	FOR or AGAINST, or you may ABSTAIN from voting on the matter	FOR
5.	The approval of amendments to our Charter and Bylaws to eliminate supermajority voting requirements and other obsolete provisions.	FOR or AGAINST, or you may ABSTAIN from voting on the matter	FOR
6.	The approval of amendments to our Charter and Bylaws to permit our board of directors to amend our Bylaws.	FOR or AGAINST, or you may ABSTAIN from voting on the matter	FOR
7.	The approval of the GMS Inc. 2020 Equity Incentive Plan.	FOR or AGAINST, or you may ABSTAIN from voting on the matter	FOR
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
If your shares are registered directly in your name with the Company’s transfer agent, Broadridge Financial Solutions, Inc., you are considered the “stockholder of record” with respect to those shares. The Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2020 Annual Report and proxy card with postage-paid envelope), as applicable, will be sent to stockholders beginning on or about September [  ], 2020, and the proxy materials will be posted on the investor relations portion of the Company’s website, investor.gms.com, and on the website referenced in the Notice of Internet Availability of Proxy Materials on the same day.
If your shares are held with a broker or in an account at a bank, you are considered the “beneficial owner” with respect to those shares. These shares are sometimes referred to as being held “in street name.” The Notice of Internet Availability of Proxy Materials or full set of proxy materials, as applicable, would have been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares by using the voting instruction card included in proxy materials or by following the instructions on the enclosed proxy card for voting online or by telephone. You will not be able to vote these shares directly unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.
How do I vote if I am a stockholder of record?
As a stockholder of record, you may vote your shares in any one of the following ways:
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Call the toll-free number shown on the proxy card;

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Vote on the Internet on the website shown on the proxy card;

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Mark, sign, date and return the proxy card in the postage-paid envelope; or

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Vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to vote. Returning the proxy card or voting by telephone or online will not affect your right to attend the Annual Meeting and vote.
How do I vote if I am a beneficial owner?
As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the instructions that your broker, bank or other nominee sent to you. You will receive, or be provided access to, proxy materials and voting instructions for each account that you have with a broker, bank or other nominee. As a beneficial owner, if you wish to change the directions that you have provided your broker, bank or other nominee, you should follow the instructions that your broker, bank or other nominee sent to you.
As a beneficial owner, you are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you obtain a signed legal proxy from your broker, bank or other nominee giving you the right to vote the shares.
How can I attend the Annual Meeting?
You are entitled to attend the Annual Meeting if you were a stockholder of record or beneficial owner as of the Record Date. Due to the public health impact of the COVID-19 pandemic and to support the well-being of our employees and stockholders, we have decided to hold this year’s Annual Meeting in a virtual meeting format only. To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/GMS2020 and enter the 16-digit control number included in your proxy card. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. You may contact our General Counsel and Corporate Secretary at (800) 392-4619 to obtain instructions on how to attend or vote at the Annual Meeting.
What can I do if I change my mind after I vote?
If you are a stockholder of record, you can revoke your proxy before it is exercised by:
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written notice of revocation delivered before the Annual Meeting to our General Counsel and Corporate Secretary at 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084;

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a valid, later-dated proxy delivered to us before the Annual Meeting;

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a later-dated online vote or vote by telephone, in each case prior to 11:59 p.m. (Eastern Time) on October 21, 2020; or

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attending the Annual Meeting and voting by ballot.

If you are a beneficial owner of shares but not the stockholder of record, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote at the Annual Meeting if you obtain a legal proxy as described in the answer to the question “How do I vote if I am a beneficial owner?” above. All shares represented by valid proxies received and not revoked will be voted at the Annual Meeting in accordance with the stockholder’s specific voting instructions.
What if I return my proxy card or vote by Internet or phone but do not specify how I want to vote?
If you are a stockholder of record and sign and return your proxy card or complete the online or telephone voting procedures, but do not specify how you want to vote your shares, we will vote them, in accordance with our Board’s recommendation. as follows:
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FOR the election of each of the Class I director nominees identified in this Proxy Statement;

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FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021;

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FOR the approval, on an advisory basis, of the compensation of our named executive officers;

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FOR the approval of amendments to our Charter to declassify our board of directors;

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FOR the approval of amendments to our Charter and Bylaws to eliminate supermajority voting requirements and other obsolete provisions;

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FOR the approval of amendments to our Charter and Bylaws to permit our board of directors to amend our Bylaws; and

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FOR the approval of the GMS Inc. 2020 Equity Incentive Plan.

What votes need to be present to hold the Annual Meeting?
Under our Bylaws, a quorum will exist at the Annual Meeting if stockholders holding a majority of the shares entitled to vote at the Annual Meeting are present in person or by proxy. Stockholders of record who return a proxy or attend the Annual Meeting will be considered part of the quorum. Abstentions are counted as “present” for determining a quorum.
What is the voting requirement to approve each of the proposals?
The following table sets forth the voting requirements with respect to each of the proposals:
Proposal		Voting Requirement
1.	The election of the four Class I director nominees identified in this Proxy Statement each for a three-year term or until his or her successor is duly elected and qualified.	Each Class I director must be elected by a plurality of the votes cast. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be elected at the Annual Meeting.
2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending April 30, 2021.	To be approved, this vote must be approved by a majority of the votes present in person or by proxy and entitled to vote on the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal and the number of abstentions.
3.	The approval, on an advisory basis, of the compensation of our named executive officers.	To be approved, this non-binding vote must be approved by a majority of the votes present in person or by proxy and entitled to vote on this proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal and the number of abstentions.
4.	The approval of amendments to our Charter to declassify our board of directors.	To be approved, the amendments must be approved by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon.
5.	The approval of amendments to our Charter and Bylaws to eliminate supermajority voting requirements and other obsolete provisions.	To be approved, the amendments must be approved by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon.
6.	The approval of amendments to our Charter and Bylaws to permit our board of directors to amend our Bylaws.	To be approved, the amendments must be approved by the affirmative vote of the holders of at least two-thirds in voting power of the outstanding shares of stock of the Corporation entitled to vote thereon.
7.	The approval of the GMS Inc. 2020 Equity Incentive Plan.	To be approved, the GMS Inc. 2020 Equity Incentive Plan must be approved by a majority of the votes present in person or by proxy and entitled to vote on the proposal, meaning that the votes cast by the stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal and the number of abstentions.

Other matters that may properly come before the Annual Meeting may require more than a majority vote under our Bylaws, Charter, the laws of Delaware or other applicable laws.
How are votes counted?
In the election of the Class I directors, your vote may be cast “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your shares will not be considered to have been voted for or against the nominee. For all other proposals, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you sign your proxy card with no further instructions and you are a stockholder of record, then your shares will be voted in accordance with the recommendations of our Board. If you sign your proxy card with no further instructions and you are a beneficial owner, then please see the response to the question immediately below for a description of how your shares will be voted.
Furthermore, if you fail to vote your shares at the Annual Meeting, either in person or by proxy, on Proposals 4, 5 or 6, it will have the same effect as a vote “AGAINST” such proposals.
What is the effect of broker non-votes?
Under the rules of the New York Stock Exchange (“NYSE”), if you are a beneficial owner, your broker, bank or other nominee only has discretion to vote on certain “routine” matters without your voting instructions. These rules also provide, however, that when a proposal is not a “routine” matter and your broker, bank or other nominee has not received your voting instructions with respect to such proposal, your broker, bank or other nominee cannot vote your shares on that proposal. When a broker, bank or other nominee does not cast a vote for a non-routine matter, it is called a “broker non-vote.” Your broker, bank or other nominee may not vote your shares with respect to any of the proposals other than the ratification of the appointment of Ernst & Young in the absence of your specific instructions as to how to vote with respect to these matters, because under such rules these matters are not considered “routine” matters. Broker non-votes will have no effect on the election of directors, approval of the GMS Inc. 2020 Equity Incentive Plan or the advisory vote on the compensation of our named executive officers. Broker non-votes will have the same effect as a vote “AGAINST” the proposal to declassify our Board, the proposal to eliminate the supermajority voting requirements and other obsolete provision and the proposal to permit our Board to amend our bylaws.
The ratification of the appointment of Ernst & Young LLP is considered a routine matter and as a result there will be no broker non-votes with respect to this proposal.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc. will act as the inspector of elections and count the votes.
Where can I find the voting results?
We will announce the preliminary voting results at the Annual Meeting. We will also publish voting results in a current report on Form 8-K that we will file with the SEC within four business days following the Annual Meeting. If on the date of this Form 8-K filing the inspector of elections for the Annual Meeting has not certified the voting results as final, we will note in the filing that the results are preliminary and publish the final results in a subsequent Form 8-K filing within four business days after the final voting results are known.
Who will pay the costs of soliciting these proxies?
We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2020 Annual Report and proxy card with postage-paid envelope), as applicable, and any additional information furnished to stockholders. Broadridge will assist us in distribution of the proxy materials and will provide voting and tabulation services for the Annual Meeting. We may reimburse banks, brokers, custodians and nominees for their reasonable costs of forwarding proxy materials to beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.
Are you “householding” for stockholders sharing the same address?
The SEC’s rules permit us to deliver a single copy of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2020 Annual Report and proxy card with postage-paid envelope), as applicable, to an address that two or more stockholders share. This method of delivery is referred to as “householding” and can significantly reduce our printing and mailing costs. It also reduces the volume of mail that you receive. We will deliver only one Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2020 Annual Report and proxy card with postage-paid envelope), as applicable, to multiple registered stockholders sharing an address, unless we receive instructions to the contrary from one or more of the stockholders. If printed copies of proxy materials are requested, we will still send each stockholder an individual proxy card.
If you did not receive an individual copy of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2020 Annual Report and proxy card with postage-paid envelope), as applicable, we will send copies to you if you contact us at 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084, Attention: General Counsel and Corporate Secretary or by telephone at (800) 392-4619. If you and other residents at your address have been receiving multiple copies of the Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement, the fiscal 2020 Annual Report and proxy card with postage-paid envelope), as applicable, and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.
What is the deadline for stockholders to propose actions for consideration at the 2021 annual meeting of stockholders?
Stockholders who wish to nominate persons for election to our Board or propose other matters to be considered at our 2021 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our Bylaws, no earlier than June 24, 2021 and no later than July 24, 2021. Stockholders are advised to review our Bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be mailed to our General Counsel and Corporate Secretary at 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084. The requirements for advance notice of stockholders proposals under our Bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our Amended and Restated Bylaws and other applicable requirements.
May [ ], 2021 is the deadline for stockholders to submit proposals to be included in our proxy statement under Rule 14a-8 under the Exchange Act for our 2021 annual meeting of stockholders. However, if the date of the 2021 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2021 annual meeting of stockholders. Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be mailed to our General Counsel and Corporate Secretary at 100 Crescent Center Parkway, Suite 800, Tucker, Georgia 30084. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

Whom should I call if I have any questions?
If you have any questions about the Annual Meeting or your ownership of Company voting stock, please contact our transfer agent at:
Broadridge Corporate Issuer Solutions, Inc.
P.O. Box 1342
Brentwood, NY 11717
Internet: www.shareholder.broadridge.com
Telephone: (877) 830-4936
Email: shareholder@broadridge.com

PROPOSAL 1 — ELECTION OF CLASS I DIRECTORS
Our Board has nominated four people for election as Class I directors at the Annual Meeting. Each of the nominees currently is a director of the Company. If our stockholders elect these directors, then the directors will hold office until the annual meeting of stockholders in 2023, or until their successors have been duly elected and qualified, subject to the director’s earlier death or resignation or removal. Each of the Board’s nominees has consented to be named in this Proxy Statement and has agreed to serve if elected. If for some reason any of the Board’s nominees is unable to serve or for good cause will not serve if elected, the persons named as proxies may vote for a substitute nominee recommended by the Board and, unless you indicate otherwise on the proxy card, your shares will be voted in favor of the Board’s remaining nominees.
We believe each of the Board’s nominees meets the qualifications established by the Board for service on our Board and has professional experience in areas that are extremely relevant to our strategy and operations. We also believe that the skills, experience, backgrounds and attributes of the Board’s nominees make them the best candidates to serve on our Board.
Nominees for Election of Class I Directors
The Board has nominated the following directors for election as Class I directors for three-year terms expiring at the annual meeting of stockholders in 2023:
Peter C. Browning Age: 78 Director Since: 2014 Committee Memberships: Compensation; Nominating and Corporate Governance	Mr. Browning has served as the Managing Director of Peter Browning Partners, LLC, a board advisory consulting firm, since 2009. Mr. Browning served as Lead Director of Nucor Corporation, a publicly traded producer of steel and related products, from 2006 to 2012, and as Non-Executive Chairman of Nucor from 2000 to 2006. Mr. Browning was also previously the Dean of the McColl Graduate School of Business at Queens University of Charlotte, North Carolina, from 2002 to 2005. Prior to his time at Nucor, Mr. Browning was with Sonoco Products Company, a manufacturer of industrial and consumer packaging products, where he served as President and Chief Executive Officer from 1998 to 2000, President and Chief Operating Officer from 1996 to 1998, and Executive Vice President from 1993 to 1996. Before joining Sonoco, Mr. Browning was Chairman, President, and Chief Executive Officer of National Gypsum Company, a privately held manufacturer and supplier of building and construction products, from 1989 to 1993. Mr. Browning currently serves on the boards of the following publicly traded companies: Acuity Brands, Inc. and ScanSource, Inc. He previously served on the boards of the following publicly traded companies: EnPro Industries, Inc., Lowe’s Companies, Inc., Nucor Corporation, The Phoenix Companies, Inc., and Wachovia Corporation.
Skills and Qualifications:
Mr. Browning has broad corporate governance expertise. Mr. Browning also has meaningful expertise in our industry that he has gained from his various leadership positions with several of our industry peers.
Theron I. Gilliam Age: 55 Director Since: 2014 Committee Memberships: Compensation; Nominating and Corporate Governance	Mr. Gilliam has served as Chief Executive Officer of NES Global Talent, a global solutions company specializing in recruiting and deploying engineering talent to meet client needs in more than 65 countries, since 2014. Mr. Gilliam was previously a Managing Director and Operating Partner of AEA Investors LP from 2013 to 2014. Prior to joining AEA Investors LP, Mr. Gilliam was the CEO of Adecco Group North America, a multi-brand specialty staffing and workforce solutions company, from 2007 to 2012. Mr. Gilliam spent twenty years with PricewaterhouseCoopers LLP and then IBM Business Consulting Services when it acquired PricewaterhouseCoopers Consulting in 2002. At IBM, Mr. Gilliam led the global supply chain management consulting services business, as well as the Americas consumer, wholesale distribution and software industry practices. Mr. Gilliam currently serves on the board of Lennar Corporation, a publicly traded company, and previously served on the board of Work Market, Inc., a privately held company.
Skills and Qualifications: Mr. Gilliam has significant executive experience and expertise in matters related to supply chain management and human resources.
Mitchell B. Lewis Age: 58 Director Since: 2019 Committee Memberships: Audit; Nominating and Corporate Governance	Mr. Lewis has served as President and Chief Executive Officer of BlueLinx Holdings Inc., a leading distributor of building and industrial products in the United States, since 2014. Prior to BlueLinx, Mr. Lewis served as President and Chief Executive Officer of Euramax Holdings, Inc., (now known as OmniMax International, Inc.), a building products manufacturer, from 2008 to 2013. Prior to serving as President and Chief Executive Officer of Euramax, Mr. Lewis served as Chief Operating Officer from 2005 to 2008, Executive Vice President from 2002 to 2005, and group Vice President of Euramax and its predecessor companies from 1997 until 2002. From 1992 to 1997, Mr. Lewis served as President of Amerimax Building Products, Inc. Prior to 1992, Mr. Lewis served as Corporate Counsel with Alumax Inc. and practiced law with Alston & Bird LLP, specializing in mergers and acquisitions. Mr. Lewis currently serves on the board of BlueLinx Holdings Inc., a publicly traded company. Mr. Lewis previously served on the board of Euramax Holdings, Inc., a privately held company.
Skills and Qualifications: Mr. Lewis has extensive experience in executive leadership positions of major corporations in our industry and has substantial legal experience.
John C. Turner, Jr. Age: 52 Director Since: 2019 Committee Memberships: None	Mr. Turner is currently our President and Chief Executive Officer. Mr. Turner was appointed as our President, effective May 1, 2019, and as our Chief Executive Officer, effective August 2, 2019. Prior to joining us, Mr. Turner served as President of Dal-Tile, a division of Mohawk Industries, Inc., the world’s leading global flooring manufacturer, since January 2012. Mr. Turner began his career with Dal-Tile in 1990, progressing through a series of sales, operations and management roles. In 2005, Mr. Turner was promoted to Senior Vice President of Sales. From 2008 to 2011, he served as Senior Vice President of Operations — Dal-Tile, and from 2011 until his 2012 promotion to President of Dal-Tile, he served as Chief Operating Officer — Dal-Tile.
Skills and Qualifications: Mr. Turner has considerable executive experience in our industry as well as intimate knowledge of our business as our President and Chief Executive Officer.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF ALL FOUR OF THE BOARD’S CLASS I DIRECTOR NOMINEES LISTED ON THE PROXY CARD.

Directors Not Standing for Election
The following Class II directors’ terms will continue until the 2021 Annual Meeting of Stockholders:
John J. Gavin Age: 64 Director Since: 2014 Board Role: Chairman of the Board since 2019 Committee Memberships: Audit; Nominating and Corporate Governance	Mr. Gavin served as a Senior Operating Advisor with LLR Partners, Inc., a growth-oriented private equity firm, from 2010 to 2017. Prior to LLR Partners, Mr. Gavin was Vice Chairman, Chief Executive Officer and President of Drake, Beam, Morin, Inc., or DBM, an international career management and transitions management firm. Before DBM, Mr. Gavin served as President and Chief Operating Officer of Right Management Consultants, Inc., a global provider of integrated consulting solutions across the employment lifecycle. Mr. Gavin also worked for Andersen Worldwide, including as a partner from 1990 to 1996. Mr. Gavin currently serves on the board of Dorman Products, Inc., a publicly traded company. Mr. Gavin previously served on the boards of the following publicly traded companies: CSS Industries, Inc., DFC Global Corp, and Interline Brands, Inc. He also serves on the boards of various privately held companies.
Skills and Qualifications:
Mr. Gavin has extensive experience and expertise in strategic planning and leadership of other major corporations and has substantial corporate finance experience as a Certified Public Accountant and former partner at Andersen Worldwide.
J. David Smith Age: 71 Director Since: 2014 Committee Memberships: Audit; Compensation; Nominating and Corporate Governance	Mr. Smith served as the Chief Executive Officer and President of Euramax International, Inc., a privately owned global producer of residential, commercial and architectural products, beginning in 1996 and also served as the Chairman of its board of directors from 2002 until his retirement in 2008. Mr. Smith currently serves on the boards of the following publicly traded companies: BlueLinx Holdings, Inc. and Commercial Metals Company. He also serves on the board of Henry Company, a privately held company. Mr. Smith previously served on the boards of the following publicly traded companies: Nortek, Inc., (as Chairman) and Select Interior Concepts (as Chairman). Mr. Smith previously served on the boards of the following privately held companies: Air Distribution Technologies, Inc., DiversiTech, Inc., Euramax International, Inc., Houghton International, Inc., and Siamons International (as Chairman).
Skills and Qualifications:
Mr. Smith has extensive executive experience in private and public international metals and building products companies. Mr. Smith also has experience and expertise in strategic planning and operating leadership of other major corporations.

The following Class III directors’ terms will continue until the 2022 Annual Meeting of Stockholders:
Lisa M. Bachmann Age: 58 Director Since: 2020 Committee Memberships: Audit; Nominating and Corporate Governance	Ms. Bachmann served as Executive Vice President, Chief Merchandising and Operating Officer of Big Lots, Inc. (“Big Lots”), a leading discount retailer operating over 1,400 stores in 47 states, from 2015 to 2020. Prior to that, she served as Executive Vice President, Chief Operating Officer from 2012 to 2015 and as Executive Vice President, Supply Chain Management and Chief Information Officer from 2010 to 2012. Ms. Bachmann joined Big Lots as Senior Vice President, Merchandise Planning, Allocation and Presentation in March 2002. Prior to joining Big Lots, her roles included Senior Vice President of Planning and Allocation for Ames Department Stores Inc. and Vice President of Planning and Allocation for the Casual Corner Group, Inc.
Skills and Qualifications: Ms. Bachmann has substantial experience and expertise in corporate finance, strategic planning, and investments.
Teri P. McClure Age: 56 Director Since: 2019 Committee Memberships: Compensation; Nominating and Corporate Governance	Ms. McClure served as Senior Vice President on the Executive Management Committee of United Parcel Service, Inc. from 2005 to 2019. Ms. McClure held various executive roles at UPS, including General Counsel and Corporate Secretary, Chief Human Resources Officer, and Senior Vice President of Compliance, Public Affairs, Communications, and Labor. Ms. McClure joined UPS in 1995 as Labor and Employment Counsel and subsequently held various roles in the legal department, compliance and operations before being promoted to the senior leadership team. Prior to joining UPS, Ms. McClure practiced with the Troutman Sanders law firm, focusing on civil litigation and labor and employment law. Ms. McClure currently serves on the board of the following publicly traded companies: Lennar Corporation and JetBlue.
Skills and Qualifications:
Ms. McClure has broad executive experience and expertise in human capital strategy, executive compensation, compliance and regulatory, corporate governance, and legal matters.
Richard K. Mueller Age: 79 Director Since: 2014 Committee Memberships: None	Mr. Mueller, Chairman Emeritus, co-founded our Company in 1971. He served as our Chief Executive Officer from 1990 to 2015, and as our President from 1990 to 2013. Mr. Mueller continues to be active with long-term strategic direction, with establishing relationships with suppliers, financial institutions, and professional organizations, and with strategic acquisitions. Prior to these roles with us, Mr. Mueller was a sales representative for USG Corporation, a leading manufacturer of building products.
Skills and Qualifications: Mr. Mueller has extensive executive leadership experience and has significant expertise in our industry.

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance
Our Board and management team are committed to strong corporate governance. We believe that strong corporate governance helps to ensure that the Company is managed for the long-term benefits of our stockholders and helps build public trust. We regularly review and consider our corporate governance policies and practices in the context of current corporate governance trends, regulatory changes and recognized best practices, taking into consideration the perspectives of our stockholders.
We have adopted the GMS Inc. Corporate Governance Guidelines (our “Corporate Governance Guidelines”), which provide a framework for the governance of the Company as a whole and describe the principles and practices that the Board follows in carrying out its responsibilities. Our Corporate Governance Guidelines address, among other things:
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the composition, structure and policies of the Board and its committees;

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director qualification standards;

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expectations and responsibilities of directors;

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management succession planning;

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the evaluation of Board performance;

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principles of Board compensation; and

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communications with stockholders and non-management directors.

Our Corporate Governance Guidelines further provide that the Board, acting through the Nominating and Corporate Governance Committee (as described below), conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. In addition, our Corporate Governance Guidelines provide that each committee conduct a self-evaluation and compare its performance to the requirements of its charter.
Our Corporate Governance Guidelines are posted on our website at investor.gms.com/govdocs. Our Corporate Governance Guidelines are reviewed by the Nominating and Corporate Governance Committee from time to time to ensure that they effectively promote the best interests of both the Company and the Company’s stockholders and that they comply with all applicable laws, regulations and NYSE requirements.
Since April 2019, we added three additional independent board members, Teri P. McClure, Lisa M. Bachmann and Mitchell B. Lewis. Both Ms. McClure and Mr. Lewis have significant public company and corporate governance experience. Ms. McClure is also our first female and African American director and Ms. Bachmann is our second female director.
At this year’s Annual Meeting, we are also seeking stockholder approval to declassify our Board, eliminate supermajority voting requirements from our Charter and Bylaws, as well as other obsolete provisions related to our former equity sponsors, and provide our Board with the flexibility to amend our Bylaws without the need for stockholder approval. Our Board believes that these changes to our Charter and Bylaws will further strengthen our corporate governance principles and are consistent with our continued evolution to a widely-held company and modernize provisions of our Charter and Bylaws.
Code of Business Conduct and Ethics
We have adopted a code of ethics applicable to all of our directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at investor.gms.com/govdocs. In the event that we amend or waive certain provisions of the Code of Business Conduct and Ethics applicable to our principal executive officer, principal financial officer or principal accounting officer that requires disclosure under applicable SEC rules, we will disclose the same on our website.

Environmental and Social Responsibility
We are committed to conducting business in a manner that promotes environmental sustainability and socially responsible business practices. Our Board supports both our environmental stewardship and corporate responsibility and is committed to good corporate citizenship. We maintain an informational page on our website dedicated to our various environmental and social efforts and initiatives, which is available at investor.gms.com/CorporateProfile/social-responsibility/default.aspx and includes our Human Rights, Environmental Responsibility and Employee Responsibility policies.
As part of our environmental and social responsibility efforts, we have undertaken a number of initiatives over the past year. Three notable initiatives include:
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Establishment of a company-wide diversity and inclusion program designed to support a diverse and inclusive work environment. This program will be overseen by our Board, led by a dedicated member of management and supported with committed financial resources;

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Efforts to improve the efficiency of our vehicle fleet through a company-wide adoption of fleet optimization and logistics software and technology, among other initiatives; and

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Implementation of a comprehensive and uniform vehicle fall protection safety policy across our organization in order to mitigate the risk of falls from vehicles, a potentially serious safety hazard in our business.

Board Composition
In accordance with the terms of our Charter and Bylaws, our Board is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. However, we are seeking stockholder approval at this Annual Meeting to declassify our Board beginning at the 2021 Annual Meeting of Stockholders. The members of the classes are divided as follows:
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the Class I directors are Messrs. Peter C. Browning, Thereon I. Gilliam, Mitchell B. Lewis and John C. Turner, Jr., and if elected, their terms will expire at the annual meeting of stockholders to be held in 2023;

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the Class II directors are Messrs. John J. Gavin and J. David Smith, and their terms will expire at the annual meeting of stockholders to be held in 2021; and

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the Class III directors are Ms. Lisa M. Bachmann, Ms. Teri P. McClure and Mr. Richard K. Mueller, and their terms will expire at the annual meeting of stockholders to be held in 2022.

Director Independence and Independence Determinations
NYSE listing standards require us to have a majority of independent directors on our Board. Under our Corporate Governance Guidelines and NYSE listing standards, a director is not independent unless our Board affirmatively determines that he or she does not have a material relationship with us or any of our subsidiaries. Our Corporate Governance Guidelines define independence in accordance with the independence definition in the current NYSE corporate governance rules for listed companies. Our Corporate Governance Guidelines require our Board to review the independence of all directors at least annually. In the event a director has a relationship with the Company that is relevant to his or her independence and is not addressed by the objective tests set forth in the NYSE independence definition, our Board will determine, considering all relevant facts and circumstances, whether such relationship is material.
Our Board has affirmatively determined that Lisa M. Bachmann, Peter C. Browning, John J. Gavin, Theron I. Gilliam, Mitchell B. Lewis, Teri P. McClure and J. David Smith are independent directors under the rules of the NYSE and independent directors as such term is defined in Rule 10A-3(b)(1) under the Exchange Act. Mr. John C. Turner, Jr., our President and Chief Executive Officer, is not independent because of his position as an executive officer. Mr. Richard K. Mueller is not independent because of his strategic responsibilities with our business.

Board Leadership Structure
We separate the roles of Chief Executive Officer and Chairman of the Board. These positions are currently held by John C. Turner, Jr., as our Chief Executive Officer, and John J. Gavin, as the Chairman of the Board. Effective October 30, 2019, Richard K. Mueller transitioned from his position as Chairman of the Board to Chairman Emeritus, a non-executive role, and the Board elected Mr. Gavin to replace Mr. Mueller as the non-executive Chairman of the Board. We believe this leadership structure is appropriate for our Company due to the differences between the two roles. The Chief Executive Officer is responsible for setting our strategic direction, providing day-to-day leadership and managing our business, while the Chairman of the Board provides guidance to the Chief Executive Officer, chairs board meetings and executive sessions of our independent directors, sets the agendas for meetings of our Board as well as provides information to the members of our Board in advance of such meetings. In addition, separating the roles of Chief Executive Officer and Chairman of the Board allows the Chairman to provide oversight of our management.
Prior to being elected as Chairman of the Board, Mr. Gavin held the role as Lead Independent Director. As Lead Independent Director, Mr. Gavin helped coordinate the efforts of the non-management directors in the interest of ensuring that objective judgement is brought to bear on sensitive issues involving the management of the Company and, in particular, the performance of senior management.
Board Oversight of Risk Management
Our Board administers its risk oversight function primarily through the Audit Committee. To that end, our Audit Committee meets at least quarterly with our Chief Financial Officer and our independent auditors where it receives regular updates regarding our management’s assessment of risk exposures including liquidity, credit and operational risks, cybersecurity risks and the process in place to monitor such risks and review results of operations, financial reporting and assessments of internal controls over financial reporting. Our Board believes that its administration of risk management has not affected the Board’s leadership structure, as described above.
Furthermore, the Chief Executive Officer’s membership on, and collaboration with, the Board allows our Chief Executive Officer to gauge whether management is providing adequate information for the Board to understand the interrelationships of our various business and financial risks. Our Chief Executive Officer is available to the Board to address any questions from other directors regarding executive management’s ability to identify and mitigate risks and weigh them against potential rewards.
Additionally, since the onset of the COVID-19 pandemic, our Board has met more frequently to actively oversee, consider and address the issues and risks raised by the COVID-19 pandemic, including with respect to our operations, financial position, liquidity and human resources management.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for reviewing the qualifications of potential director nominees and recommending to the Board those candidates to be nominated for election to the Board. The Nominating and Corporate Governance Committee does not apply any specific minimum qualifications when considering director nominees. Instead, the Nominating and Corporate Governance Committee considers all factors it deems appropriate, which may include, among others (a) ensuring that the Board, as a whole, is appropriately diverse and the extent to which a candidate would fill a present need on the Board, (b) the Board’s size and composition, (c) our corporate governance policies and any applicable laws, (d) individual director performance, expertise, relevant business and financial experience, integrity and willingness to serve actively, (e) the number of other public and private company boards on which a director candidate serves and (f) consideration of director nominees properly proposed by third parties with the legal right to nominate directors or by stockholders in accordance with our Bylaws. The Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. As a matter of practice, the Board considers diversity in the context of the Board as a whole and takes into account considerations relating to race, ethnicity, gender and the range of perspectives that the directors bring to their work. Stockholders may also nominate directors for election at the Company’s annual stockholders meeting by following the provisions set forth in the Company’s Amended and Restated Bylaws, whose qualifications the Nominating and Corporate Governance Committee will consider.
During the fiscal year ended April 30, 2020, AEA Investors LP (“AEA”), our former sponsors, completed a secondary public offering of 6.8 million shares of our common stock, representing all of AEA’s remaining ownership in the Company. As a result of the offering, AEA no longer has the right to nominate any directors to the Company’s board of directors pursuant to the Company stockholders’ agreement.
Meetings of the Board and Committees
During the fiscal year ended April 30, 2020, the Board held seven meetings. All of the directors who served during the fiscal year ended April 30, 2020 attended at least 75% of the total meetings of the Board and each of the Board committees on which such director served during their respective tenure. Directors are expected to make best efforts to attend all Board meetings, all meetings of the committee or committees of the Board of which they are a member and the annual meeting of stockholders. Attendance by telephone or videoconference is deemed attendance at a meeting.
Pursuant to our Corporate Governance Guidelines, our Board currently plans to hold at least four meetings each year, with additional meetings to occur (or action to be taken by unanimous consent, either in writing or by electronic transmission) at the discretion of the Board.
Executive Sessions of Non-Management Directors
Pursuant to our Corporate Governance Guidelines, in order to ensure free and open discussion and communication among the non-management directors of the Board, the non-management directors meet in executive session at most Board meetings with no members of management present. The Chairman of the Board presides at the executive sessions.
Communications with the Board
Any interested parties wishing to communicate with, or otherwise make his or her concerns known directly to the Board or chairperson of any of the Audit, Compensation and Nominating and Corporate Governance Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to the General Counsel and Corporate Secretary of the Company, 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084. The General Counsel and Corporate Secretary will forward such communications to the appropriate party as soon as practicable. Such communications may be done confidentially or anonymously.
Committees of the Board
The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, as described below. Currently, our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee consist entirely of independent directors. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter approved by the Board, copies of which are available on our website at investor.gms.com/govdocs.

The following table shows the current membership of each committee of our Board and the number of meetings held by each committee during the fiscal year ended April 30, 2020:
Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Lisa M. Bachmann(1)	✓		✓
Peter C. Browning		✓	Chair
John J. Gavin	Chair		✓
Theron I Gilliam, Jr.		✓	✓
Mitchell B. Lewis	✓		✓
Teri P. McClure		✓	✓
J. David Smith	✓	Chair	✓
Number of Fiscal Year 2020 Meetings	8	5	4

(1)
On January 29, 2020, the Board appointed Lisa M. Bachmann to serve as a director until the 2022 Annual Meeting of Stockholders or until her earlier resignation or removal. The Board also appointed Ms. Bachmann to serve on the Audit Committee and the Nominating and Corporate Governance Committee of the Board.

Audit Committee
Currently, the members of the Audit Committee are Mr. John J. Gavin, as Chairman, Ms. Lisa M. Bachmann, Mr. Mitchell B. Lewis and Mr. J. David Smith. Mr. Gavin qualifies as our “audit committee financial expert” within the meaning of regulations adopted by the SEC. The Audit Committee recommends the annual appointment and reviews independence of auditors and reviews the scope of audit and non-audit assignments and related fees, the results of the annual audit, accounting principles used in financial reporting, internal auditing procedures, the adequacy of our internal control procedures, related party transactions, and investigations into matters related to audit functions. The Audit Committee is also primarily responsible for overseeing risk management on behalf of our Board. See “— Board Oversight of Risk Management.” Our Audit Committee consists entirely of independent directors.
The charter of the Audit Committee permits the committee to, in its discretion, delegate its duties and responsibilities to one or more subcommittees as it deems appropriate.
Compensation Committee
Currently, the members of the Compensation Committee are Mr. J. David Smith, as Chairman, Mr. Peter C. Browning, Mr. Theron I. Gilliam and Ms. Teri P. McClure. The principal responsibilities of the Compensation Committee are to review and approve matters involving executive and director compensation, recommend changes in employee benefit programs, authorize equity and other incentive arrangements, and authorize our Company to enter into employment and other employee related agreements. Our Compensation Committee consists entirely of independent directors.
The charter of the Compensation Committee permits the committee to, in its discretion, delegate its duties and responsibilities to a subcommittee of the Compensation Committee as it deems appropriate and to the extent permitted by applicable law. All proposed delegations of duties of must be adopted by a resolution of the Compensation Committee and reviewed for compliance with the corporate governance standards of the NYSE, the rules and regulations of the SEC and Delaware corporate law.
In making executive compensation decisions, the Compensation Committee receives advice from its independent compensation consultant, Aon Consulting, Inc. (“Aon Consulting”). During fiscal year 2020, Aon Consulting’s services to the Company included evaluating the competitive positioning of our executive officers’ base salaries, annual incentive, and long-term equity incentive compensation relative to our primary peer group; advising the Compensation Committee on chief executive officer and other executive officer target award levels within the long-term equity incentive program and, as needed, on actual compensation actions; briefing the Compensation Committee on executive compensation trends among our peers and broader industry; evaluating the potential impact of our equity programs on annual share use, run rate and total dilution and providing input on the reasonableness of alternative actions related to outstanding and prospective equity grants; providing recommendations for improving the alignment with competitive practices; and providing ongoing advice as needed.
Aon conducts an annual review of its performance, and prepares an annual independence document for the Compensation Committee that provides assurances and confirmation of the consultant’s independent status under the SEC’s and NYSE’s standards. The Compensation Committee then evaluates Aon Consulting’s independence annually pursuant to the SEC’s rules and the NYSE’s rules. In making its determination, the Compensation Committee took into account, among other things, that no member of the Aon Consulting team that works for the Compensation Committee has either a business or personal relationship with either any member of executive management or member of the Compensation Committee as defined by the NYSE’s rules.
Based on all considerations, the Compensation Committee concluded that no conflict of interest existed in connection with the executive compensation services and considers Aon Consulting to be independent.
Although Aon Consulting is retained directly by the Compensation Committee, Aon Consulting personnel interact with our executive officers as needed, specifically the Chief Executive Officer, Chief Human Resources Officer and General Counsel and their staffs to provide the Compensation Committee with relevant compensation and performance data for our executives and the Company. In addition, Aon Consulting personnel may interact with management to confirm information, identify data questions, and/or exchange ideas.
Nominating and Corporate Governance Committee
Currently, the members of the Nominating and Corporate Governance Committee are Mr. Peter C. Browning, as Chairman, Ms. Lisa M. Bachmann, Mr. John J. Gavin, Mr. Theron I. Gilliam, Mr. Mitchell B. Lewis, Ms. Teri P. McClure and Mr. J. David Smith. The Nominating and Corporate Governance Committee assists our Board in identifying individuals qualified to become board members, makes recommendations for nominees for committees and develops, recommends to the Board and reviews our corporate governance principles. Our Nominating and Corporate Governance Committee consists entirely of independent directors.
The charter of the Nominating and Corporate Governance Committee permits the committee to, in its sole discretion, delegate its duties and responsibilities to one or more subcommittees as it deems appropriate.
Succession Planning
The Board is responsible for the succession planning process for the directors, Chairman of the Board, the Chief Executive Officer and other executive officer positions. Succession planning for directors and key Company positions is a principal focus of the Governance and Nominating Committee as well as the full Board. The Company has worked, using both internal and external resources, to integrate succession planning with leadership development in an effort to help ensure that high-potential employees obtain the experience, skills and development opportunities necessary to assume, and succeed in, future leadership roles within the organization.
During the fiscal year ended April 30, 2020, the Company completed a successful transition of the President and Chief Executive Officer position from Mr. G. Michael Callahan, Jr. to Mr. John C. Turner, Jr. Also during the fiscal year ended April 30, 2020, the Company completed a successful transition of the Chief Financial Officer position from Ms. Lynn Ross to Mr. Scott M. Deakin.
During the year ended April 30, 2020, the Company completed a successful transition of the Chairman of the Board position from Mr. Richard K. Mueller to Mr. John J. Gavin. Mr. Mueller transitioned into the role of Chairman Emeritus. In addition, we added two additional independent board members, Ms. Lisa M. Bachmann and Mr. Mitchell B. Lewis. Two of our non independent Board members, both principals of our former sponsor, resigned (Mr. J. Louis Sharpe effective January 27, 2020 and Mr. Brian R. Hoesterey effective July 27, 2020) and one of our independent Board members retired (Mr. Ronald R. Ross effective June 16, 2020).
Compensation Committee Interlocks and Insider Participation
Mr. Smith, Mr. Browning, Mr. Gilliam and Ms. McClure were members of the Compensation Committee during fiscal 2020, none of whom was an officer or employee of the Company at any time. None of our executive officers serves, or in the past year has served, as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board or Compensation Committee. None of our executive officers served as a member of the compensation committee of an entity that has an executive officer serving as a director on the Board. No interlocking relationship exists between any member of our Compensation Committee (or other committee performing equivalent functions) and any executive, member of the board of directors or member of the compensation committee (or other committee performing equivalent functions) of any other company.
Hedging Policy
The Company’s Securities Trading Policy prohibits all directors and executive officers of the Company from effecting short sales, put options, call options or other derivative securities, holding securities in a margin account or otherwise pledging securities as collateral for a loan or hedging or similar monetization transactions with respect to the Company’s common stock.

PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is directly responsible for the appointment, compensation, retention, evaluation and oversight of the Company’s independent registered public accounting firm. As part of this responsibility, the Audit Committee routinely reviews the performance and retention of our independent registered public accounting firm.
The Audit Committee has appointed Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended April 30, 2021. We have engaged Ernst & Young LLP as our independent registered public accounting firm since August 2017. A representative of Ernst & Young LLP will be present at the Annual Meeting to answer questions of stockholders and will have the opportunity, if desired, to make a statement.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE YEAR ENDING APRIL 30, 2021.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES AND SERVICES
The following table presents the fees billed by Ernst & Young LLP, our independent auditors for the fiscal years ended April 30, 2020 and 2019:
Type of Fees	Fiscal Year Ended April 30, 2020	Fiscal Year Ended April 30, 2019
Audit Fees(1)	$2,958,000	$2,918,803
Audit-Related Fees(2)	120,000	22,000
Tax Fees(3)	46,350	—
All Other Fees(4)	—	—
Total	$3,124,350	$2,940,803

(1)
Audit fees consist of fees for professional services rendered for the audit of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under audit fees. Audit-related fees in fiscal 2020 include fees for services provided in connection with a registration statement on Form S-3.

(3)
Tax fees are fees for a variety of permissible services relating to tax compliance, tax planning and tax advisory services. Tax fees in fiscal 2020 include fees for services provided in connection with a tax transfer price study.

(4)
All other fees relate to professional services not included in the categories above.

The Audit Committee’s outside auditor independence policy provides for pre-approval of audit, audit-related and tax services specifically described by the Audit Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NON-AUDIT RELATED SERVICES OF INDEPENDENT AUDITORS
The Audit Committee is responsible for the appointment, compensation, retention, oversight and termination of the Company’s independent registered public accounting firm. The Audit Committee has adopted a policy requiring that substantially all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. Pre-approval is not necessary for certain minor non-audit services that (i) do not constitute more than 5% of the total amount paid by the Company to its independent registered public accounting firm during the fiscal year the non-audit services were provided; (ii) were not recognized by the Company to be non-audit services at the time of the engagement for such services; and (iii) are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the Board to whom authority to grant such approvals has been delegated by the Audit Committee. The Audit Committee may delegate authority to one or more independent members of the Audit Committee to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approvals are presented to the full Audit Committee at its next scheduled meeting.
The Audit Committee has adopted a policy that prohibits our independent auditors from providing the following services:
•
bookkeeping or other services related to the accounting records or financial statements of the Company;

•
financial information systems design and implementation;

•
appraisal or valuation services, providing fairness opinions or preparing contribution-in-kind reports;

•
actuarial services;

•
internal audit outsourcing services;

•
management functions or human resources;

•
broker or dealer, investment adviser or investment banking services;

•
legal services and expert services unrelated to the audit; and

•
any other service that the Public Company Accounting Oversight Board prohibits through regulation.

The Audit Committee’s pre-approval policy is included in the Audit Committee Charter, which is available on our website at investor.gms.com/govdocs.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The Audit Committee is currently comprised of Mr. John J. Gavin, as Chairman, Ms. Lisa M. Bachmann, Mr. Mitchell B. Lewis and Mr. J. David Smith. The Audit Committee oversees GMS Inc.’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including maintaining an effective system of internal controls over financial reporting. The Audit Committee meets separately with management, the internal auditors and the independent registered public accounting firm. The Audit Committee operates under a written charter approved by the Board, a copy of which is available on our website at investor.gms.com/govdocs. The charter, among other things, provides that the Audit Committee has full authority to appoint, compensate, retain, oversee and terminate when appropriate, the independent registered public accounting firm.
In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section of this Proxy Statement entitled “Corporate Governance and Board Matters — Committees of the Board — Audit Committee,” the Audit Committee has done the following things:
•
reviewed and discussed the audited financial statements in GMS Inc.’s annual report on Form 10-K for the fiscal year ended April 30, 2020 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;

•
reviewed with Ernst & Young LLP, GMS Inc.’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and acceptability of GMS Inc.’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards;

•
received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence;

•
discussed with Ernst & Young LLP its independence from management and GMS Inc. and considered whether Ernst & Young LLP could also provide non-audit services without compromising the firm’s independence;

•
discussed with Ernst & Young LLP the matters required to be discussed by the Statement on Auditing Standards No. 61., as amended (AICPA, Professional Standards, Vol. 1, AU Section 380, as adopted by the PCAOB in Rule 3200T); and

•
discussed with the Company’s internal auditors and Ernst & Young LLP the overall scope and plans for their respective audits, and then met with the internal auditors and Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluations of GMS Inc.’s internal controls and the overall quality of GMS Inc.’s financial reporting.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K for the fiscal year ended April 30, 2020, for filing with the SEC.
This report has been furnished by the members of the Audit Committee of the Board:
Audit Committee
John J. Gavin, Chairman
Lisa M. Bachmann
Mitchell B. Lewis
J. David Smith

MANAGEMENT
The following table sets forth, the name and age of each current executive officer of the Company, indicating all positions and offices with us currently held by such executive officer:
Name	Age	Position
John C. Turner, Jr.	52	President, Chief Executive Officer and Director
Scott M. Deakin	54	Vice President and Chief Financial Officer
Craig D. Apolinsky	53	Vice President, General Counsel and Corporate Secretary
Set forth below are descriptions of the backgrounds of each current executive officer of the Company who are not directors. The background for John C. Turner, Jr., who is also a director, is provided in the section entitled “Proposal 1 — Election of Class I Directors” of this Proxy Statement.
Scott M. Deakin, our Vice President and Chief Financial Officer, joined us in 2019. Prior to joining us, Mr. Deakin served as the President of the Thermal Acoustical Solutions segment of Lydall, Inc., a publicly-traded global manufacturer of specialty engineered products from 2018 to 2019. Prior to that, he served as Executive Vice President and CFO of Lydall, Inc. where he oversaw its finance and accounting organization from 2015 to 2018. Mr. Deakin previously served as Executive Vice President, Chief Financial Officer of Ensign-Bickford Industries, Inc. from 2009 to 2015. Earlier in his career he also held the role of Senior Vice President, Corporate Development at Barnes Group, Inc. from 2007 to 2009 and various operating and finance roles during his 12 years at Eaton Corporation. He began his career at Deloitte and Pricewaterhouse Coopers, LLP. Mr. Deakin holds an MBA from Carnegie Mellon University and a Bachelor of Science in Business Administration from Bowling Green State University.
Craig D. Apolinsky, our Vice President, General Counsel and Corporate Secretary, joined us in July 2015. Prior to joining us, Mr. Apolinsky was a corporate and mergers and acquisitions attorney with the law firm of Taylor English Duma LLP from December 2014 until July 2015. From September 2008 until May 2014, Mr. Apolinsky served as Executive Vice President, General Counsel and Corporate Secretary for Alere Health, LLC, a healthcare services company. Previously he served as Senior Vice President, General Counsel and Corporate Secretary for Merge Healthcare Incorporated from April 2007 until August 2008. From 2005 until 2007 he worked for Gold Kist Inc., most recently serving as its Deputy General Counsel and Assistant Secretary. Prior to joining Gold Kist in 2007, Mr. Apolinsky was a partner at Alston & Bird LLP, where he practiced in the areas of corporate, securities and mergers and acquisitions for eleven years. Mr. Apolinsky received his law degree from the University of Texas at Austin School of Law and his undergraduate degree from the University of Virginia.

PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Board is providing the Company’s stockholders with the opportunity to cast an advisory vote on our executive compensation program, in accordance with Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This proposal is commonly known as a “say on pay” proposal.
The section of this Proxy Statement entitled “Compensation Discussion and Analysis” describes the Company’s executive compensation program that is designed to provide opportunities for our named executive officers to earn incentive compensation based on the achievement of company performance goals balanced with compensation elements intended to retain our management talent over the long-term. We believe we utilize an appropriate mix of fixed and variable compensation elements, including salary, short-term cash bonus opportunities and long-term incentives in the form of equity-based compensation, to retain and motivate our named executive officers. We encourage you to review the section of this Proxy Statement entitled “Compensation Discussion and Analysis” for additional details.
Under our Bylaws, the below resolution will be approved if the votes cast “FOR” its approval exceed the votes cast “AGAINST” its approval. Abstentions and non-votes by brokers, banks and other nominee holders of record will not be counted as votes for or against the below resolution.
The Board recommends that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as follows:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including in the Compensation Discussion and Analysis, the compensation tables and narrative discussion, is hereby approved.
As an advisory vote, this proposal is not binding on the Company. However, the Compensation Committee and the Board value the opinions expressed by the Company’s stockholders on this issue and will consider the outcome of this vote when making future compensation decisions for the named executive officers.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED PURSUANT TO THE SEC’S COMPENSATION DISCLOSURE RULES.

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
The discussion that follows describes the executive compensation program for our named executive officers (“NEOs”). This Compensation Discussion and Analysis (“CD&A”) is intended to be read in conjunction with the tables immediately following this section, which provide further historical compensation information.
The following executive officers constituted our NEOs for fiscal year 2020:
Name	Title
John C. Turner, Jr.(1)	President and Chief Executive Officer
Scott M. Deakin(2)	Vice President and Chief Financial Officer
R. Alan Adams(3)	Former Senior Vice President of Operations
Craig D. Apolinsky	Vice President, General Counsel and Corporate Secretary
G. Michael Callahan, Jr.(4)	Former President and Chief Executive Officer
Richard K. Mueller(5)	Former Chairman of the Board
Lynn Ross(6)	Former Vice President of Finance, Chief Accounting Officer and Corporate Controller and Interim Chief Financial Officer

(1)
Mr. Turner was appointed as President effective May 1, 2019 and as Chief Executive Officer effective August 2, 2019.

(2)
Mr. Deakin was appointed as Vice President and Chief Financial Officer effective October 21, 2019.

(3)
Mr. Adams retired as Senior Vice President of Operations effective December 31, 2019.

(4)
Mr. Callahan retired as President effective May 1, 2019 and as Chief Executive Officer effective August 2, 2019.

(5)
Mr. Mueller transitioned from his position as Chairman of the Board to Chairman Emeritus, a non-executive role, effective October 31, 2019. In addition, Mr. Mueller’s last day as an employee of the Company was October 31, 2019.

(6)
Ms. Ross held the position of Interim Chief Financial Officer from January 9, 2019 through Mr. Deakin’s appointment as Chief Financial Officer on October 21, 2019. Ms. Ross resigned from her position as Vice President of Finance, Chief Accounting Officer and Corporate Controller effective June 26, 2020 to pursue a new opportunity.

I.   Executive Summary
In fiscal 2020, GMS continued its strong growth as we gained momentum in the specialty distribution market of the construction industry. During fiscal 2020, we increased net sales to $3.2 billion through both organic growth and acquisitions. At the same time, we significantly improved our gross margin. We believe this growth has positioned the Company to continue delivering strong results to our stockholders in future years. Nevertheless, net sales during fiscal 2020 were negatively impacted in March and April as customers delayed orders and building projects were paused due to mandated shutdowns in certain markets or as they focused on responding to the effects of COVID-19 on their businesses.
Highlights of our fiscal 2020 performance include the following:
•
Generated net sales of $3,241.3 million in fiscal 2020, a 4.0% increase from the prior year. Organic net sales increased 2.0% from the prior fiscal year.

•
Generated net income of $23.4 million, or $0.55 per diluted share, compared to $56.0 million, or $1.31 per diluted share, in the prior fiscal year.

•
Generated Adjusted EBITDA(1) of $299.8 million, or 9.2% of net sales, compared to Adjusted EBITDA of $295.7 million, or 9.5% of net sales, in the prior fiscal year.

•
Completed three acquisitions totaling four branches in the United States and one branch in Canada.

•
Opened six new branch locations.

•
Generated cash provided by operating activities of $303.1 million.

Our compensation program is designed to reward executives for focus and achievement of the Company’s short- and long-term performance goals. Our Company’s performance is highly dependent on the talents, skills and engagement of our people. As such, our executive compensation program is designed to: (1) attract highly qualified individuals; (2) retain those individuals in a competitive marketplace for executive talent; and (3) motivate performance in a manner that supports achievement of our mission to increase stockholder value while ensuring that these programs do not encourage excessive risk-taking.
We believe our executive compensation program as developed and implemented, and as presented in this CD&A, achieves these objectives and is appropriate for a company in our industry and at our stage of growth.
Management Transitions
In fiscal year 2020, the Company completed a successful transition of the President and Chief Executive Officer roles from G. Michael Callahan, Jr., who retired as of August 2, 2019, to John C. Turner, Jr. The Company believes that the addition of Mr. Turner further strengthens the GMS value proposition and continues to advance the Company’s growth and success.
Also in fiscal year 2020, the Company completed a successful transition of the Chief Financial Officer role from Lynn Ross, who was the Interim Chief Financial Officer while the Board completed its search for a permanent replacement, to Scott M. Deakin.
Finally, in fiscal year 2020, R. Alan Adams, retired as Senior Vice President of Operations effective December 31, 2019.
For a description of the employment agreements entered into with Mr. Turner and Mr. Deakin, please see the section entitled “Employment Agreements” later in this proxy statement.
Pay Program Overview
We believe that the design and structure of our pay program, and in particular our incentive plans, support our business strategy and organizational objectives while successfully aligning executive focus and interest with that of stockholders. Our compensation programs are designed to attract, motivate and retain qualified and talented executives, inducing them to achieve our business goals and rewarding them for superior short- and long-term performance. All pay elements, and the safeguards and governance features of the program, have been carefully chosen and implemented to align with our pay philosophy and objectives.

(1)
Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the Company. Adjusted EBITDA, as we define it, is an amount equal to net income (loss) plus interest expense and related items, income taxes, stock compensation, depreciation and amortization, further adjusted to exclude other non-cash items and certain other adjustments. See Annex A for a reconciliation of Adjusted EBITDA to the most comparable measure reported in accordance with GAAP.

In doing so, we have selected the following framework to achieve these objectives:
Base Salary	Fixed cash component of pay based on individual scope of experience and responsibilities, performance against goals, peer and industry practices.
Annual Incentives
Variable cash component of pay intended to motivate and reward our executives for the achievement of select strategic goals of the Company.
In fiscal year 2020, our annual incentives were based on two corporate performance metrics: (1) Adjusted EBITDA (weighted 80%) and (2) Working Capital Turns (weighted 20%).

Long-Term Equity Incentives
Variable stock-based component of pay designed to motivate executives to deliver long-term stockholder value, while also providing a retention vehicle for our top executive talent.
In fiscal year 2020, equity awards were granted with a three-year vesting term as:
•
Stock Options (50%)

•
Restricted Stock Units (“RSUs”) (50%)

2020 Target Pay Mix
Consistent with our philosophy of aligning executive pay with the short- and long-term performance of the Company, and to align the interests of management and stockholders, the Company’s compensation programs are designed to provide a significant portion of executive compensation in the form of variable, at-risk, incentive pay as shown in the graphics below:
Note: The CEO Pay Mix includes the annual target compensation opportunity for Mr. Turner. The Other NEO Pay Mix includes annual target compensation opportunity for Mr. Deakin, Mr. Apolinsky, and Ms. Ross for fiscal year 2020. Mr. Deakin joined the Company in October 2019. His is annual target compensation opportunity is included in the chart as if he had been employed by the Company for the entire fiscal year.
Paying for Performance: Realizable Pay
Paying for performance is a primary tenet of our compensation program, and we put much of our executive’s pay “at-risk” through our annual and long-term incentive programs. In fiscal year 2020, we granted our executives restricted stock units and stock options to retain and motivate them to deliver long-term performance. These awards represent a significant portion of our executives’ compensation packages. However, the targeted /grant date value of such equity awards (as reported annually on the Summary Compensation Table) is not always reflective of the actual realizable pay value that may be received by the executive.
Demonstrating how a large portion of our executives’ pay is linked to the Company’s performance, the graphic below is a comparison of the target pay package for our CEO, and the realizable value of that package as of the last day of our fiscal year, April 30, 2020. As can be seen in the graph, the value of his equity awards declined, with our share price. As specified in Mr. Turner’s employment agreement upon joining the Company, the value of his annual cash incentive award for fiscal 2020 was guaranteed at an amount no less than the target annual cash incentive opportunity. As such, Mr. Turner’s bonus was earned at 100%.

Note:
“Target Pay” is comprised of base salary, target annual cash incentive, and the grant date value of long-term incentive awards (RSUs and stock options).
“Realizable Value as of FYE” is defined as the compensation earned or deliverable, including base salary actual annual cash incentive received, and the intrinsic value of the stock options and RSUs granted during fiscal year 2020, based on a share price of $18.38/share, the closing price of our common stock on April 30, 2020 (the last trading day of our 2020 fiscal year).

Compensation Governance Highlights
The Compensation Committee regularly reviews best practices in executive compensation and uses the guidelines below to design our compensation programs.
Consideration of Last Year’s Say-on-Pay Vote
At the 2019 Annual Meeting of Stockholders, our say-on-pay proposal received strong support, garnering support from 99% of shares cast. The Company is pleased with these results and believes that stockholders have a positive view of our executive compensation philosophy, policies and programs. The Compensation Committee took these results into account by continuing to emphasize our pay-for-performance philosophy which utilizes performance measures that provide incentives to deliver value to our stockholders.
II.   Executive Compensation Philosophy and Objectives
For fiscal 2020, the objectives of the executive compensation program included the following:
•
balancing an entrepreneurial focus with the need to set and achieve pre-determined goals;

•
aligning with best practices and standards as determined by peer practices and institutional stockholders;

•
basing annual reward opportunities on performance measures linked to stockholders value creation;

•
providing substantial, but capped upside on cash incentives that is linked to superior performance; and

•
requiring a threshold level of performance in order for any award to be earned.

III.   Compensation Determination Process
Role of Compensation Committee
Our Compensation Committee is responsible for overseeing our executive compensation philosophy and our executive compensation program, determining and approving the compensation for our executive officers, negotiating executive employment contracts, and helping to establish appropriate compensation for directors and other key employees. Our Compensation Committee regularly reports to our Board on its deliberations, but is ultimately responsible for compensation decisions.
Our Compensation Committee reviews, on at least an annual basis, our executive compensation program, including our incentive compensation plans, to determine whether they are appropriate, properly coordinated, and achieve their intended purposes. It also reviews the compensation of our executive officers and makes decisions about the various components that comprise their compensation packages.
The appropriate mix and amount of compensation for each executive officer varies based on the level of the executive’s responsibilities. The Compensation Committee does not maintain any formal policy or formula for allocating the appropriate mix of compensation as it believes it is more important to remain flexible to respond to shifts in the marketplace in which the Company must compete to recruit and retain executive talent. Therefore, the Compensation Committee retains the authority to review our executive officers’ compensation periodically and to use its discretion to adjust the mix of compensation and the amount of any element of compensation as it deems appropriate.
Role of Management
The Company’s Chief Executive Officer is involved in the design and implementation of our executive compensation and typically shares his insight at the Compensation Committee meetings to provide financial or other background information or advice in such discussions. This enables our Compensation Committee to review the corporate and individual goals that the Chief Executive Officer regards as important to the achievement of our business objectives. In fiscal 2020, the Chief Executive Officer reviewed the analysis and recommendations of the Company’s executive compensation consultant with the Compensation Committee and made recommendations regarding proposed salary, equity awards and bonus for our officers (other than his own).
The Compensation Committee will continue to review base salaries and awards of cash bonuses and long-term incentives on an annual basis in order to determine whether the levels and allocation of the various elements of our executive officers’ compensation packages are appropriate. The Compensation Committee will make its decisions taking into account the Chief Executive Officer’s recommendations regarding the level and mix of compensation for our executive officers (other than for the Chief Executive Officer), including with respect to base salary, short-term incentive compensation and long-term incentive compensation. The Chief Executive Officer’s recommendations will be developed in consultation with our Chief Human Resources Officer and other Company representatives.
Role of Compensation Consultant
For fiscal year 2020, the Compensation Committee retained the services of Aon Consulting as independent executive compensation consultant, to advise the Compensation Committee on compensation matters related to the Company’s executive officer and director compensation programs. During fiscal year 2020, Aon Consulting assisted the Compensation Committee with, among other things:
•
analyzing executive market pay;

•
reviewing and making changes to the compensation peer group;

•
developing and refining executive and director pay programs; and

•
assisting with drafting our Proxy Statement disclosures, including the Compensation, Discussion and Analysis section.

Use of Peer Group Data
To assess the appropriateness of our executive compensation program and compensation levels, our Compensation Committee, with the assistance of Aon Consulting, examines the competitive compensation data for senior executives of our peer companies as a reference group. The Compensation Committee uses the peer group to reference recent market data and understand the marketplace. However, the Committee also recognizes the importance of flexibility and considers other factors as well, such as individual performance, experience, history and scope of responsibility, current market conditions and the specific needs of the business at critical points in time.
During fiscal year 2020, Aon Consulting presented a compensation benchmarking study to the Compensation Committee at its request, which included the peer group companies listed below. The Compensation Committee used the benchmarking study as a comparative tool in its evaluation of the

Company’s executive compensation program in relation to companies believed to represent the appropriate comparable labor market for executive talent and to provide context for executive compensation.
The general criteria Aon Consulting used for peer selections, which criteria were approved by the Compensation Committee, includes the following:
•
Revenues:   companies with revenue of $1.1 billion to $6.3 billion; 1/3rd to 2x GMS’ revenue (using full year analyst estimate)

•
Market Capitalization:   companies of similar market capitalization

•
Industry:   building products distributors or manufacturers of building products

•
Region:   operating in the U.S. with limited or no international scope

•
Company Type: public companies only

For fiscal 2020, the Company’s peer group consisted of the following 21 companies(1):
A.O. Smith Corporation	Boise Cascade Company	Lennox International Inc.
Applied Industrial Technologies, Inc.	Builders FirstSource, Inc.	MRC Global Inc.
Armstrong World Industries, Inc.	Cornerstone Building Brands, Inc.	MSC Industrial Direct Co. Inc.
Atkore International Group Inc.	Fastenal Company	Simpson Manufacturing Co., Inc.
Beacon Roofing Supply, Inc.	Foundation Building Materials	SiteOne Landscape Supply, Inc.
BlueLinx Holdings, Inc.	HD Supply	TopBuild Corp.
BMC Stock Holdings, Inc.	Kaman Corporation	Watsco, Inc.

(1)
For fiscal 2020, Cornerstone Building Brands, Inc. and Watsco, Inc. were added to the peer group and NCI Building Systems, Inc. was removed from the peer group that was used in fiscal 2019.

Risk Analysis of Compensation Program
The Compensation Committee reviewed our compensation program to determine if the elements encourage excessive or unnecessary risk taking that is reasonably likely to have a material adverse effect on the Company. The Compensation Committee believes that the Company’s compensation program offers an appropriate mix of fixed compensation and short- and long-term variable compensation so as to mitigate the motivation to take high levels of business risk. As a result, the Compensation Committee believes that our compensation program does not encourage unreasonable risk taking that is reasonably likely to have a material adverse effect on the Company.
IV.   Pay Components
Base Salary
We believe that the provision of base salary plays an important role in attracting and retaining top executive talent by providing executives with a predictable level of income. Base salaries represent a fixed portion of our NEOs’ compensation and vary by job responsibility. The Compensation Committee reviews our NEOs’ base salaries annually, though it may make periodic base salary adjustments in connection with an NEO’s promotion, change in job responsibility, or when otherwise necessary for equitable reasons. In connection with its review and determination of base salaries, the Compensation Committee will consider market data, the level of the executive’s compensation (individually and relative to the other executives), the level of the executive’s performance and, for the base salaries for executives other than the Chief Executive Officer, the recommendations of the Chief Executive Officer.

The following table sets forth our NEOs’ base salaries for fiscal 2020:
Executive	Fiscal 2019 Base Salary	Fiscal 2020 Base Salary	% Change
John C. Turner, Jr. (1)	$—	$750,000	—
Scott M. Deakin(2)	—	500,000	—
R. Alan Adams	391,414	391,414	0.0%
Craig D. Apolinsky	386,256	405,600	5.0%
G. Michael Callahan, Jr.	772,512	772,512	0.0%
Richard K. Mueller	70,000	70,000	0.0%
Lynn Ross(3)	334,750	334,750	0.0%

(1)
Mr. Turner was appointed President effective May 1, 2019 and as Chief Executive Officer effective August 2, 2019.

(2)
Mr. Deakin was appointed Vice President and Chief Financial Officer effective October 21, 2019.

(3)
Ms. Ross earned a base salary of $334,750 while acting as the Interim Chief Financial Officer. Ms. Ross’ base salary was decreased to $315,000 effective October 21, 2019 when Ms. Ross assumed the position as Vice President of Finance, Chief Accounting Officer and Corporate Controller to reflect her then-current responsibilities.

Annual Incentives
The Company maintains the Annual Incentive Plan (the “AIP”) in order to drive the Company’s annual performance by linking variable compensation payments to achievement of Company performance. Cash incentives under the AIP are designed to support our strategic business, promote the maximization of Company profitability and encourage teamwork. In fiscal 2020, each of our NEOs, other than Mr. Mueller, was eligible to earn an annual cash incentive under the AIP, subject to the conditions described below. For Fiscal 2020, Mr. Mueller did not participate in the AIP, and did not otherwise receive a cash incentive in fiscal 2020.
Under the AIP, the Compensation Committee takes into consideration the Company’s performance as measured against pre-established business and/or financial goals at different levels of the Company’s operating structure. For fiscal 2020, annual cash incentives were based upon achievement of Adjusted EBITDA goals (weighted 80%) and Working Capital Turns goals (weighted 20%), as set forth below. Adjusted EBITDA and Working Capital Turns were selected because management uses these as key performance metrics to assess the Company’s performance. Eligible NEOs may earn between 0% and 200% of their target opportunities as set forth in the table below if the Company’s threshold targets are met, with straight-line interpolation being applied for performance above threshold levels.
Each of our NEOs (other than Mr. Mueller) is entitled to a target cash incentive equal to a percentage of his base salary, as set forth in the table below. The annual incentives under the AIP are subject to adjustment by the Compensation Committee, at its discretion, based on the executive’s individual performance and contribution to the Company during the year.

The following table sets forth the annual cash incentive, target and maximum, expressed as a percentage of base salary for our NEOs for fiscal 2020 (which were the same as for fiscal 2019 for existing NEOs).
Executive	Threshold	Target	Maximum
John C. Turner, Jr.	25%	100%	200%
Scott M. Deakin	15%	60%	120%
R. Alan Adams	15%	60%	120%
Craig D. Apolinsky	15%	60%	120%
G. Michael Callahan, Jr.	31.25%	125%	250%
Richard K. Mueller	—	—	—
Lynn Ross	12.5%	50%	100%
The AIP performance targets and actual performance for fiscal year 2020 are summarized below:
		Threshold (25% for Adjusted EBITDA; and 0% for Working Capital)	Target (100)%	Maximum (200)%	Actual Performance
Measures	Weighting				Results	% Payout
Adjusted EBITDA(1)(in millions)	80%	$252.9	$316.1	$379.3	$303.6	80.0%
Working Capital Turns(2) (as a % of annual net sales)	20%	21.13%	19.13%	17.63%	18.11%	168.0%

(1)
Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the Company. Adjusted EBITDA, as we define it, is an amount equal to net income (loss) plus interest expense and related items, income taxes, stock compensation, depreciation and amortization, further adjusted to exclude other non-cash items and certain other adjustments. Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. For purposes of the AIP, Adjusted EBITDA is calculated without corporate bonus expense.

(2)
Working Capital Turns equals the 12 month trailing average of trade accounts and notes receivable plus inventories less accounts payable, divided by annual net sales.

Based on the Company’s actual performance in fiscal 2020 and straight-line interpolation being applied for performance above threshold levels, Adjusted EBITDA was achieved at 80.0% of target and Working Capital Turns was achieved at 168.0% of target, for a total weighted annual cash incentive performance payout of 97.6%. The Compensation Committee did not exercise its discretion to adjust annual cash incentive amounts based on the executive’s individual performance and contribution to the Company during the year. The following table sets forth the annual cash incentives earned in fiscal 2020 under AIP for our NEOs:
Executive	2020 Earned Bonus
John C. Turner, Jr.(1)	$750,000
Scott M. Deakin(2)	154,021
R. Alan Adams(3)	151,280
Craig D. Apolinsky	237,519
G. Michael Callahan, Jr.(4)	235,616
Richard K. Mueller	—
Lynn Ross	158,539

(1)
Pursuant to his employment agreement, Mr. Turner’s fiscal year 2020 bonus was guaranteed at an amount no less than the target bonus opportunity. As such, Mr. Turner’s bonus was earned at 100% instead of 97.6%.

(2)
Mr. Deakin was appointed effective October 21, 2019. Mr. Deakin earned a prorated amount based on the portion of fiscal year 2020 that he was employed with the Company

(3)
Mr. Adams retired from the Company effective December 31, 2019. Mr. Adams earned a prorated amount based on the portion of fiscal year 2020 that he was employed with the Company.

(4)
Mr. Callahan retired from the Company effective August 2, 2019. Mr. Callahan earned a prorated amount based on the portion of fiscal year 2020 that he was employed with the Company.

Long-Term Incentive Plan
The Company maintains a long-term incentive plan under which we may make grants of equity awards from time to time. The main objectives of the long-term incentive plan are to (1) directly link the executives to increasing stockholder value, (2) incentivize our executives to work towards the achievement of our long-term performance goals, (3) provide the Company a competitive means through which we may better attract able individuals to become executives, and (4) retain executives for a multiple year period by providing these individuals with stock ownership opportunities. For the foregoing reasons, we believe that providing our NEOs long-term equity compensation further advances and aligns the interests of the Company and its stockholders. As described above in the Compensation Determination Process section, we review the results of the benchmarking study to determine the mix of equity awards as well as the appropriate value that will be awarded to each executive. In determining the number of shares for the equity award, we use the grant date closing stock price for full value awards and the grant date Black-Scholes value for stock options.
In fiscal 2020, we granted a mix of the following equity awards:
Equity Award	Weighting	Vesting Schedule
RSUs	50% of grant value	Time-based over three years
Stock options	50% of grant value	Time-based over three years
In August 2019, the Compensation Committee approved our annual equity award grants to our NEOs under the Company’s Equity Incentive Plan. These annual equity grants consisted of:
Executive(1)	RSUs (#)	Stock Options (#)
John C. Turner, Jr.	34,246	69,188
Craig D. Apolinsky	12,442	25,138
Richard K. Mueller(2)	4,794	—
Lynn Ross(3)	6,621	13,376

(1)
Messrs. Callahan and Adams did not receive annual equity awards due their retirement and Mr. Deakin did not receive annual equity awards because he commenced employment following the FY 2020 annual equity award grant date.

(2)
Mr. Mueller’s compensation included an annual grant of restricted stock units with a grant date value of $105,000, which is consistent with our director compensation program.

(3)
Ms. Ross forfeited these equity awards in connection with her resignation from the Company.

The RSUs and stock options (for everyone other than Mr. Mueller), will vest over three years, with equal installments vesting on each of the first, second and third anniversaries of the grant date. Consistent with our director compensation program, Mr. Mueller’s RSUs will vest on the first anniversary of the grant date.
Pursuant to his employment agreement, Mr. Turner also received a sign-on equity grant on May 1, 2019 having an aggregate grant date value of $1,500,000 and comprised of restricted stock units (50%) and stock options (50%), which awards will vest in three approximately equal installments on each of the first three annual anniversaries of the date of grant. Mr. Turner was granted 41,574 RSUs and 84,841 stock options on May 1, 2019.
Pursuant to his employment agreement, Mr. Deakin received a sign-on equity grant on October 21, 2019 having an aggregate grant date value of $600,000 and comprised of restricted stock units (50%) and stock options (50%), which awards will vest in three approximately equal installments on each of the first three annual anniversaries of the date of grant. Mr. Deakin was granted 9,966 RSUs and 22,288 stock options on October 21, 2019.
V.   Additional Compensation Practices and Policies
Stock Ownership Guidelines
The Company has stock ownership guidelines for our senior leaders and independent members of the Board to further align the interests of our senior leaders and independent members of the Board with our stockholders. Pursuant to these guidelines, each senior leader or independent member of the Board is required to own specified levels of our common stock. Individuals are expected to meet the standards set forth in the guidelines within five years after the date of adoption of the guidelines or his or her promotion to a position included in the guidelines.
Position	Requirement
Chief Executive Officer	5x base salary
Other Named Executive Officers	1x to 2x base salary
Non-executive directors	5x annual cash retainer
Incentive Compensation Clawback Policy
All equity and cash awards are subject to the Company’s Incentive Compensation Clawback Policy. The Company reserves the right to “clawback” certain cash and equity incentive-based compensation upon the occurrence of certain events. Upon the occurrence of a triggering event, such as when the employee engaged in willful action or willful inaction that materially contributes to or results in a restatement, the Board may, in its sole discretion, after evaluating the associated costs and benefits, recover all or any portion of the recoverable incentive paid to the employee during the applicable period. In addition, the Board may, in its sole discretion and in the reasonable exercise of its business judgment, determine whether and to what extent additional action is appropriate to address the circumstances surrounding such triggering event so as to minimize the likelihood of any recurrence and to impose such other discipline as it deems appropriate.
Retirement Benefits
The Company provides retirement benefits to the NEOs, including matching contributions, under the terms of its tax-qualified defined contribution plan (the “401(k) Plan”). The NEOs participate in the 401(k) Plan on the same terms as our other participating employees. We believe that the retirement benefits provided under the 401(k) Plan are analogous to those provided by comparable companies. The Company does not maintain any defined benefit or supplemental retirement plans for any of its executive officers. In June 2020, the Company temporarily suspended matching contributions under the 401(k) Plan in response to the COVID-19 pandemic.
Severance and Change in Control Payments
We believe that employment agreements assist us in attracting and retaining executive talent and that change in control provisions are appropriate to help ensure continuity of management during a potential change in control. We have employment agreements with each of the NEOs (other than Mr. Mueller), and each agreement contains termination and change in control provision. In fiscal 2020, we also entered into a separation, transition and release agreement with Mr. Callahan and a retention and consulting agreement with Mr. Adams.
The GMS Inc. Equity Incentive Plan provides that in connection with a change in control, the Compensation Committee will determine whether outstanding awards will either: (a) be assumed or substituted for, with appropriate adjustments to the number, kind of shares, and exercise prices of the awards; or (b) terminate. Beginning with equity awards granted in August 2019 and going forward, we implemented a new change in control feature in our equity award agreements, which provides that (i) upon the occurrence of a change of control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board, all outstanding options will become fully vested and exercisable and all RSUs will become fully-vested; and (ii) upon the occurrence of a change of control of the Company in which awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of the change of control, a participant’s employment is terminated without “cause” or the participant resigns for “good reason,” then all outstanding options will become fully vested and exercisable and all RSUs will become fully-vested.
More information about the NEOs’ employment agreements, Mr. Callahan’s separation, transition and release agreement and Mr. Adam’s retention and consulting agreement is provided in the section “Employment Agreements” beginning on page 41 and more information about their recent and potential payments is provided in the section “— Payments upon Certain Events of Termination or Change in Control” beginning on page 43.
Employee Stock Purchase Plan
The Company provides NEOs the opportunity to purchase the Company’s common stock at a discount from the market price under the GMS Inc. Employee Stock Purchase Plan (the “ESPP”). The NEOs participate in the ESPP on the same terms as our other participating employees. We believe that the benefits provided under the ESPP are analogous to those provided by comparable companies.
Perquisites and Other Personal Benefits
The Company provides the NEOs with perquisites and other personal benefits that it believes are reasonable and consistent with its overall compensation program to better enable the Company to attract and retain superior employees for key positions. We believe that these benefits enable our executives to focus on our business and enhance their commitment to us. In fiscal 2020, Mr. Callahan was permitted to use Netjets service for all business trips and up to 12 hours of personal use per year and a tax gross-up payment for this benefit. In fiscal 2020, Mr. Turner, Mr. Deakin, Mr. Adams, Mr. Apolinsky and Ms. Ross each received $800 per month in a car allowance. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs to confirm such levels are reasonable and continue to serve their intended retentive purposes.
Internal Revenue Code Section 162(m)
Pursuant to the Tax Act, the exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our NEOs, including our chief financial officer, in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. Despite the Compensation Committee’s efforts to structure certain of our incentive plans and awards in place prior to November 2, 2017, to be exempt from Section 162(m) and therefore not subject to its deduction limits, there can be no assurance that these awards will be fully deductible because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit. In addition, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with the Company’s business needs. Although the Compensation Committee continues to consider the impact of Section 162(m) of the Code in making its compensation decisions, it believes the tax deduction is only one of several relevant considerations in setting compensation and the Compensation Committee retains the flexibility to authorize compensation that may not be deductible if it believes it is in our best interests.

Compensation Committee Report
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis. Based on its review and discussion with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
J. David Smith, Chairman
Peter C. Browning
Theron I. Gilliam
Teri P. McClure

COMPENSATION OF THE NAMED EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
The following table sets forth the cash and non-cash compensation paid to our NEOs for the fiscal years ended April 30, 2020, 2019 and 2018:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
John C. Turner, Jr., President and Chief Executive Officer(2)	2020	$750,000	$—	$1,499,982	$1,500,067	$750,000	$48,457	$4,548,506
Scott M. Deakin, Vice President and Chief Financial Officer(3)	2020	263,014	—	299,977	299,996	154,021	31,075	1,048,083
R. Alan Adams, Former Senior Vice President of Operations(4)	2020	260,943	—	—	—	151,280	439,812	852,035
	2019	391,414	—	299,981	299,995	92,255	36,573	1,120,218
	2018	380,000	—	—	—	91,109	13,162	484,271
Craig D. Apolinsky, General Counsel and Corporate Secretary(5)	2020	405,600	—	272,480	272,496	237,519	79,235	1,267,330
	2019	386,256	—	249,984	249,993	93,999	127,981	1,108,213
	2018	375,000	—	44,988	44,989	89,910	160,306	715,193
G. Michael Callahan, Jr., Former President and Chief Executive Officer(6)	2020	193,128	—	—	—	235,616	1,316,903	1,745,647
	2019	772,512	—	999,987	999,991	391,664	29,840	3,193,994
	2018	750,000	—	—	—	374,625	76,901	1,201,526
Richard K. Mueller, Former Chairman of the Board(7)	2020	35,000	—	105,000	—	—	72,923	212,923
	2019	127,500	—	105,000	—	—	122,524	355,024
	2018	300,000	100,000	—	—	—	209,919	609,919
Lynn Ross, Former Interim Chief Financial Officer(8)(9)	2020	324,875	100,000	145,000	144,996	158,539	13,463	886,873
	2019	278,012	—	74,982	74,999	67,887	41,416	537,296

(1)
Compensation for stock awards and option awards represents the aggregate grant date fair value of the award, computed based on the number of awards granted and the fair value of the award on the date of grant. Assumptions used in the calculation of these award amounts are included in Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended April 30, 2020.

(2)
The amount set forth under “All Other Compensation” for fiscal 2020 includes (i) a monthly car allowance ($9,600), (ii) reimbursement of relocation expenses ($19,800), (iii) three months of payments to assist with COBRA expense prior to Mr. Turner’s eligibility for participation in the Company’s benefit plans ($4,500) and (iv) certain other non-perquisite items (the value of each being less than $10,000).

(3)
The amount set forth under “All Other Compensation” for fiscal 2020 includes (i) a monthly car allowance ($4,800), (ii) reimbursement of relocation expenses ($12,249), (iii) three months of payments to assist with COBRA expense prior to Mr. Deakin’s eligibility for participation in the Company’s benefit plans ($4,500) and (iv) certain other non-perquisite items (the value of each being less than $10,000).

(4)
The amount set forth under “All Other Compensation” for fiscal 2020 includes (i) $2,503 of matching contributions made to the GMS 401(k) Plan, (ii) 7,200 for a monthly car allowance, (iii) retention payment of $400,000 (as discussed in the section “Employment Agreements” beginning on page 41) and (iv) accrued vacation pay of $30,109.

(5)
The amount set forth under “All Other Compensation” for fiscal 2020 includes (i) $5,766 of matching contributions made to the GMS 401(k) Plan, (ii) 9,600 for a monthly car allowance and (iii) a scheduled Make-Whole Payment (as defined in the section “Payments upon Certain Events of Termination or Change in Control” beginning on page 43) to Mr. Apolinsky of $63,869.

(6)
The amount set forth under “All Other Compensation” for fiscal 2020 includes (i) costs of approximately $37,739 attributable to personal usage of Company-provided aircraft, (ii) approximately $24,486 for the gross-up payment related to his personal usage of the Company-provided aircraft, (iii) severance of $1,158,768, (iv) medical benefits continuation of $36,486 and (v) accrued vacation pay of $59,424. The incremental cost to the Company of personal use of Company-provided aircraft is calculated based on the variable operating costs to the Company. We imposed an annual limit of 25 hours on Mr. Callahan’s non-business use of Company-provided aircraft.

(7)
The amount set forth under “All Other Compensation” for fiscal 2020 includes (i) matching contributions made to the GMS 401(k) Plan of approximately $700 and (ii) a scheduled Make-Whole Payment (as defined in the section “Payments upon Certain Events of Termination or Change in Control” beginning on page 43) to Mr. Mueller of $72,223.

(8)
Ms. Ross was not a Named Executive Officer in fiscal 2018.

(9)
The amount set forth under “All Other Compensation” for fiscal 2020 includes (i) $3,863 of matching contributions made to the GMS 401(k) Plan and (ii) 9,600 for a monthly car allowance.

FISCAL 2020 GRANTS OF PLAN-BASED AWARDS
The table below sets forth information regarding all grants of awards made to the named executive officers during the fiscal year ended April 30, 2020. Options and RSUs reflected in this table were granted under the GMS Inc. Equity Incentive Plan. For further information regarding the terms of certain of these grants, see “Compensation Discussion and Analysis” above.
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
John C. Turner, Jr.	—	$187,250	$750,000	$1,500,000	—	—	$—	$—
	5/1/2019	—	—	—	41,574	—	—	749,995
	5/1/2019	—	—	—	—	84,841	18.04	750,069
	8/1/2019	—	—	—	34,246	—	—	749,987
	8/1/2019	—	—	—	—	69,188	21.90	749,998
Scott M. Deakin(3)	—	75,000	300,000	600,000	—	—	—	—
	10/21/2019	—	—	—	9,966	—	—	299,977
	10/21/2019	—	—	—		22,288	30.10	299,996
R. Alan Adams(4)	—	58,712	234,848	469,697	—	—	—	—
Craig D. Apolinsky	—	60,840	243,360	486,720	—	—	—	—
	8/1/2019	—	—	—	12,442	—	—	272,480
	8/1/2019	—	—	—	—	25,138	21.90	272,496
G. Michael Callahan, Jr.(5)	—	241,410	965,640	1,931,280	—	—	—	—
Richard K. Mueller	8/1/2019	—	—	—	4,794	—	—	105,000
Lynn Ross(6)	—	40,609	162,438	324,875	—	—	—	—
	8/1/2019	—	—	—	6,621	—	—	145,000
	8/1/2019	—	—	—	—	13,376	21.90	144,996

(1)
These columns, where applicable, show the range of possible payouts for fiscal 2020 performance under the AIP as described above under “— Annual Bonuses”.

(2)
The grant date fair value for RSU awards and option awards was computed based on the number of awards granted and the fair value of the award on the date of grant. Assumptions used in the calculation of these award amounts are included in Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended April 30, 2020.

(3)
Mr. Deakin was appointed effective October 21, 2019. Mr. Deakin received a pro rata bonus earned under the AIP for the portion of fiscal year 2020 that he was with the Company.

(4)
Mr. Adams retired from the Company effective December 31, 2019. Mr. Adams received a pro rata bonus earned under the AIP for the portion of fiscal year 2020 that he was with the Company.

(5)
Mr. Callahan retired from the Company effective August 2, 2019. Mr. Callahan received a pro rata bonus earned under the AIP for the portion of fiscal year 2020 that he was with the Company.

(6)
Ms. Ross resigned from the Company effective June 26, 2020. In connection with her resignation, Ms. Ross forfeited the stock awards and option awards reflected in this table.

OUTSTANDING EQUITY AWARDS AT FISCAL 2020 YEAR END
The following table sets forth certain information with respect to outstanding options and RSUs held by each of our NEOs as of April 30, 2020:
	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Un-exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Units That Have Not Vested (#)	Market Value of Units That Have Not Vested ($)(1)
John C. Turner, Jr.	—	84,841(2)	$18.04	05/01/29	75,820(3)	$1,393,572
	—	69,188(4)	21.90	08/01/29	—	—
Scott M. Deakin	—	22,288(5)	30.10	10/21/29	9,966(6)	183,175
R. Alan Adams	—	—	—	—	—	—
Craig D. Apolinsky	50,530	3,368(7)	23.11	06/02/26	19,352(8)	355,690
	2,342	1,170(9)	37.49	12/01/27	—	—
	8,565	17,128(10)	25.60	08/01/28	—	—
	—	25,138(4)	21.90	08/01/29	—	—
G. Michael Callahan, Jr.	—	—	—	—	—	—
Richard K. Mueller	57,139	3,809(7)	23.11	06/02/26	4,794(11)	88,114
Lynn Ross	2,602	1,301(12)	37.49	12/01/27	9,017(12)	165,732
	2,570	5,138(12)	25.60	08/01/28	—	—
	—	13,376(12)	21.90	08/01/29	—	—

(1)
Based on the closing price on the NYSE for our common stock on April 30, 2020, the last trading day of the fiscal year, of $18.38.

(2)
These stock options vest as follows: (i) 28,281 vested on May 1, 2020 and (ii) 28,280 will vest on each of May 1, 2021 and May 1, 2022.

(3)
These restricted stock units vest as follows: (i) 13,858 vested on May 1, 2020; (ii) 11,416 vested on August 1, 2020; (iii) 13,858 will vest on each of May 1, 2021 and May 1, 2022; and (iv) 11,415 will vest on each of August 1, 2021 and August 1, 2022.

(4)
One third of these stock options vested on August 1, 2020 and one third will vest on each of August 1, 2021 and August 1, 2022.

(5)
One third of these stock options will vest on each of October 21, 2020, October 21, 2021 and October 21, 2022.

(6)
One third of these restricted stock units will vest on each of October 21, 2020, October 21, 2021 and October 21, 2022.

(7)
These stock options vested on June 2, 2020.

(8)
These restricted stock units vest as follows: (i) 7,403 vested on August 1, 2020; (ii) 400 will vest on December 1, 2020; (iii) 7,402 will vest on August 1, 2021; and (iv) 4,147 will vest on August 1, 2022.

(9)
These stock options will vest on December 1, 2020.

(10)
One half of these stock options will vest on August 1, 2020 and one half will vest on August 1, 2021.

(11)
These restricted stock units vested on August 1, 2020.

(12)
These stock options and restricted stock units were forfeited upon Ms. Ross’ resignation from the Company on June 26, 2020.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2020
The following table sets forth information concerning the exercise of stock options and the vesting of restricted stock units for our NEOs during the fiscal year ended April 30, 2020.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
John C. Turner, Jr.	—	$—	—	$—
Scott M. Deakin	—	—	—	—
R. Alan Adams	254,471	2,084,149	3,906	85,541
Craig D. Apolinsky	—	—	3,655	83,669
G. Michael Callahan, Jr.	483,454	7,528,933	13,021	285,160
Richard K. Mueller	—	—	4,101	89,812
Lynn Ross	5,158	68,459	1,421	35,143

(1)
The value realized on exercise for option awards represents the number of shares acquired on exercise multiplied by the difference between the exercise price and the price of our common stock on the exercise date.

(2)
The value realized on vesting for stock awards represents the number of shares acquired on vesting multiplied by the closing price of our common stock on the vesting date.

EMPLOYMENT AGREEMENTS
We currently use employment agreements to retain our NEOs (other than Mr. Mueller). These agreements are described below.
Chief Executive Officer (John C. Turner, Jr.)
In connection with Mr. Turner’s commencement of employment with the Company, the Company entered in an employment agreement with Mr. Turner. The employment agreement provides for an initial one-year term commencing on May 1, 2019, with automatic one-year renewals unless and until either the Company or Mr. Turner provides at least 90 days’ written notice to the other of intent not to renew the term. The employment agreement provides for (i) an annual base salary of $750,000; (ii) eligibility for participation in all benefit programs for which other senior executives of the Company are generally eligible and, for the first three months of employment, an additional $1,500 payment per month to assist with COBRA expense prior to his eligibility for participation in the Company’s benefit plans; (iii) a target annual bonus equal to 100% of his base salary, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee; provided, however, that for fiscal year 2020, his annual bonus will be guaranteed at the greater of target or actual performance; (iv) a monthly car allowance of $800; and (v) reimbursement of relocation expenses, subject to the terms and conditions of the Company’s relocation policy.
Pursuant to the employment agreement, if Mr. Turner’s employment is terminated by the Company other than for cause, death or disability (each as defined in the employment agreement) or by Mr. Turner for good reason (as defined in the employment agreement) or by Mr. Turner following the Company’s notice of non-renewal of the employment agreement, then he will be entitled to (i) base salary continuation for eighteen (18) months; (ii) an amount equal to his target bonus opportunity for the year in which termination occurs; (iii) a pro-rata annual bonus for the year in which termination occurs; and (iv) payment of the Company-paid portion of group health benefits for eighteen (18) months and, to the extent the medical benefits continuation is taxable to Mr. Turner, a tax gross-up payment for such benefit. Mr. Turner’s employment agreement contains certain employee non-solicitation, customer non-solicitation and non-competitive covenants that will apply for eighteen (18) months following his termination of employment with the Company, as well as a confidentiality covenant.

The employment agreement also provided Mr. Turner with a sign-on equity grant on May 1, 2019 having an aggregate grant date value of $1,500,000 and comprised of restricted stock units (50%) and stock options (50%), which awards will vest in three approximately equal installments on each of the first three annual anniversaries of the date of grant, subject to his continued employment with the Company on each vesting date.
Chief Financial Officer (Scott M. Deakin)
On October 3, 2019 the Company entered into an employment agreement with Mr. Deakin. The employment agreement provides for an initial one-year term commencing on October 21, 2019, with automatic one-year renewals unless and until either the Company or Mr. Deakin provides at least 90 days’ written notice to the other of intent not to renew the term. The employment agreement provides for (i) an annual base salary of $500,000; (ii) eligibility for participation in all benefit programs for which other senior executives of the Company are generally eligible and, for the first three months of employment, an additional $1,500 payment per month to assist with COBRA expense prior to his eligibility for participation in the Company’s benefit plans; (iii) a target annual bonus equal to 60% of his base salary, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee; (iv) a monthly car allowance of $800; (v) reimbursement of relocation expenses, subject to the terms and conditions of the Company’s relocation policy; (vi) reimbursement of reasonable attorney fees incurred in connection with the review of his employment agreement, up to a maximum of $1,000; and (vii) reimbursement for spousal outplacement services, up to a maximum of $10,000.
Pursuant to the employment agreement, if Mr. Deakin’s employment is terminated by the Company other than for cause, death or disability (each as defined in the employment agreement) or by Mr. Deakin for good reason (as defined in the employment agreement) or by Mr. Deakin following the Company’s notice of non-renewal of the employment agreement, then he will be entitled to (i) base salary continuation for twelve (12) months; (ii) a pro-rata annual bonus for the year in which termination occurs; and (iii) payment of the Company-paid portion of group health benefits for twelve (12) months and, to the extent the medical benefits continuation is taxable Mr. Deakin, a tax gross-up payment for such benefit. Mr. Deakin’s employment agreement contains certain employee non-solicitation, customer non-solicitation and non-competitive covenants that will apply for twelve (12) months following his termination of employment with the Company, as well as a confidentiality covenant.
The employment agreement also provided Mr. Deakin with a sign-on equity grant having an aggregate grant date value of $600,000 and comprised of restricted stock units (50%) and stock options (50%), which awards will vest in three approximately equal installments on each of the first three annual anniversaries of the date of grant, subject to his continued employment with the Company on each vesting date.
General Counsel and Corporate Secretary (Craig D. Apolinsky)
On June 30, 2015 the Company entered into an employment agreement with Mr. Apolinsky, pursuant to which his initial employment term commenced on July 20, 2015 and would have expired on July 20, 2018. However, based on terms of the employment agreement, the employment agreement automatically renewed for a one-year extension and will continue do so unless either the Company or Mr. Apolinsky provides at least 90 days’ written notice to the other of intent not to renew the term. The Employment Agreement provides that Mr. Apolinsky will receive an annual base salary of $300,040, subject to increase at the discretion of the Compensation Committee and shall be eligible to receive a target annual bonus equal to 50% of his base salary, pursuant to the terms of the AIP, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee. Mr. Apolinsky’s target annual bonus was subsequently increased to 60% of his base salary. The Employment Agreement also provides that Mr. Apolinsky is eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible and entitled to use of a Company vehicle. The Employment Agreement also provides for severance upon certain terminations of employment, as described below under “— Payments upon Certain Events of Termination or Change in Control.”
Former Chief Executive Officer (G. Michael Callahan, Jr.)
On April 1, 2014 the Company entered into an employment agreement with Mr. Callahan, which was amended and restated effective as of May 1, 2015 and further amended effective as of May 1, 2016. Pursuant to Mr. Callahan’s employment agreement, the initial employment term commenced on May 1, 2015 and would have expired on March 31, 2017. However, based on terms of the employment agreement, the employment agreement automatically renewed for a one-year extension and continued to do so until Mr. Callahan’s retirement, as further described below. The Employment Agreement provided that Mr. Callahan received a base salary of $700,000 per year, subject to increase at the discretion of the Company and that he was eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible. Mr. Callahan was also eligible to earn a target annual bonus equal to 125% of his base salary pursuant to the terms of the AIP, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee. In addition, Mr. Callahan was entitled to (a) the provision of Netjets service for (i) all business trips and (ii) personal travel not to exceed 12 hours per year and (b) use of a Company vehicle. The terms of Mr. Callahan’s separation, transition and release agreement are described below under “— Payments upon Certain Events of Termination or Change in Control.”
Former Senior Vice President of Operations (R. Alan Adams)
On April 1, 2014 the Company entered into an employment agreement with Mr. Adams which was amended and restated effective as of May 1, 2015. Pursuant to Mr. Adams’ Employment Agreement, the initial employment term commenced on May 1, 2015 and would have expired on May 1, 2017. However, based on terms of the employment agreement, the employment agreement automatically renewed for a one-year extension and will continue do so unless either the Company or Mr. Adams provides at least 90 days’ written notice to the other of intent not to renew the term. The Employment Agreement provides that Mr. Adams would receive a base salary of $350,000 per year, subject to increase at the discretion of the Company and will be eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible, including use of a Company vehicle. Mr. Adams would also be eligible to earn a target annual bonus equal to 50% of his base salary with a maximum annual bonus opportunity of up to 100% of his base salary pursuant to the terms of the AIP, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee. Mr. Adam’s target annual bonus was subsequently increased to 60% of his base salary. The terms of Mr. Adam’s retention and consulting agreement are described below under “— Payments upon Certain Events of Termination or Change in Control.”
Former Corporate Controller, Chief Accounting Officer and Interim Chief Financial Officer (Lynn Ross)
On August 29, 2018, the Company entered into an employment agreement with Ms. Ross, which became effective September 1, 2018 for a term of one year. Based on terms of the employment agreement, the employment agreement will automatically renew for a one-year extension and will continue do so unless either the Company or Ms. Ross provides at least 90 days’ written notice to the other of intent not to renew the term. The Employment Agreement provides that Ms. Ross will receive an annual base salary of $257,504, subject to increase at the discretion of the Compensation Committee and shall be eligible to receive a target annual bonus equal to 50% of her base salary, pursuant to the terms of the AIP, subject to satisfaction of performance goals and bonus criteria as determined by the Compensation Committee. The Employment Agreement also provides that Ms. Ross is eligible to participate in all benefit programs for which other senior executives of the Company are generally eligible and entitled to use of a Company vehicle. Ms. Ross resigned from the Company effective June 26, 2020.

PAYMENTS UPON CERTAIN EVENTS OF TERMINATION OR CHANGE IN CONTROL
Employment Agreements.   Pursuant to the terms of the respective Employment Agreement, as applicable, our NEOs (other than Mr. Mueller) are entitled to receive certain payments in connection with certain termination events. In the event Mr. Turner’s employment is terminated by the Company other than for cause, death or disability (each, as defined in his Employment Agreement) or by Mr. Turner for good reason (as defined in his Employment Agreement), Mr. Turner shall be entitled to (i) base salary continuation for the Severance Period (as defined below); (ii) the payment of an amount equal to one times Mr. Turner’s target bonus opportunity; (iii) a pro-rata annual actual bonus for the year in which termination occurs and (iv) medical benefits continuation for the Severance Period and, to the extent the medical benefits continuation is taxable to Mr. Turner, a tax gross-up payment for such benefit. In the event the NEO’s (other than Mr. Turner and Mr. Mueller) employment is terminated by the Company other than for cause, death or disability (each, as defined in the respective Employment Agreement) or by the NEO for good reason (as defined in the respective Employment Agreement), the NEO shall be entitled to (i) base salary continuation for the Severance Period (as defined below); (ii) a pro-rata annual bonus for the year in which termination occurs and (iii) medical benefits continuation for the Severance Period and, to the extent the medical benefits continuation is taxable to the NEO, a tax gross-up payment for such benefit. The Severance Period for Mr. Turner is 18 months and for Mr. Deakin and Mr. Apolinsky is 12 months.
With respect to our NEOs other than Mr. Mueller, in the event the NEO’s employment is terminated by the Company for cause or on account of the NEOs death, disability or voluntary termination without good reason, the Company is obligated to pay the NEO any accrued benefits through the date of termination, which accrued benefits are quantified in the table below in the “Accrued Benefits” column. The amounts in the “Accrued Benefits” column represent four weeks’ vacation pay.,
The following table describes the estimated value of payments that would have been due to our current NEOs in the event that their employment was terminated by the Company due to a termination other than for cause, death or disability of the NEO or by the NEO for good reason on April 30, 2020. Mr. Mueller is not included in the table below because his employment agreement expired by its terms on May 1, 2018, following which he was not entitled to any severance benefits from the Company in connection with a termination of employment. Mr. Adams, Mr. Callahan and Ms. Ross are not included in the table below because their employment with the Company terminated prior to the last day of fiscal 2020. A summary of Mr. Adams’ and Mr. Callahan’s separation arrangements is included below. Ms. Ross did not receive any benefits in connection with her termination of employment.
Name	Accrued Benefits ($)	Base Salary ($)	Pro Rata Bonus ($)	Medical Coverage ($)	Total ($)
John C. Turner, Jr.	$93,750	$1,125,000	$1,500,000	$22,027	$2,740,777
Scott M. Deakin	41,667	500,000	154,021	14,626	710,314
Craig D. Apolinsky	33,800	405,600	237,519	25,239	702,158
Equity Awards.   The 2014 Option Plan provides that options granted thereunder will become fully vested and exercisable upon a change in control. Mr. Apolinksy and Mr. Mueller are the only two NEOs that hold options granted under the 2014 Option Plan. All options granted under the 2014 Option Plan are now fully vested. The GMS Inc. Equity Incentive Plan provides that, in connection with a change in control, the Compensation Committee will determine whether outstanding awards will either: (a) be assumed or substituted for, with appropriate adjustments to the number, kind of shares, and exercise prices of the awards; or (b) terminate. As discussed earlier in the CD&A, beginning with equity awards granted in August 2019 and going forward, we implemented a new change in control feature in our equity award agreements, which provides that (i) upon the occurrence of a change of control of the Company in which awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Compensation Committee or the Board, all outstanding options will become fully vested and exercisable and all RSUs will become fully-vested; and (ii) upon the occurrence of a change of control of the Company in which awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of the change of control, a participant’s employment is terminated without

“cause” or the participant resigns for “good reason,” then all outstanding options will become fully vested and exercisable and all RSUs will become fully-vested.
The following table describes the estimated value of payments for unvested stock options and RSUs that would have become vested upon a change in control, assuming that such change in control occurred on April 30, 2020. Mr. Adams, Mr. Callahan and Ms. Ross are not included in the table below because their employment with the Company terminated prior to the last day of fiscal 2020.
Name	Number of Stock Options (#)(1)(2)	Value of Stock Options ($)(3)	Number of Stock Awards (#)(1)(4)	Value of Stock Awards ($)(5)	Outstanding Make-Whole Payments ($)(6)	Total ($)
John C. Turner, Jr.	69,188	$—	34,246	$629,441	$—	$629,441
Scott M. Deakin	22,288	—	9,966	183,175	—	183,175
Craig D. Apolinsky(7)	28,506	—	12,442	228,684	42,579	271,263
Richard K. Mueller(7)	3,809	—	—	—	48,149	48,149

(1)
Assumes that the options and RSUs granted in fiscal 2020 were not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control and, therefore, became fully vested in connection with the change in control.

(2)
Represents unvested options as of April 30, 2020 granted under the 2014 Option Plan, in the case of Mr. Apolinsky and Mr. Mueller, and options granted under the GMS Inc. Equity Incentive Plan beginning with options granted in August 2019 and going forward, in the case of all executives.

(3)
Calculations with regard to stock options are based upon the closing price of our Common Stock on April 30, 2020, or $18.38, less the exercise price. Based on Company’s common stock as of April 30, 2020, none of the stock options were in-the-money.

(4)
Represents unvested RSUs as of April 30, 2020 granted under the GMS Inc. Equity Incentive Plan beginning with RSUs granted in August 2019 and going forward.

(5)
The amount of benefit for RSUs represents the number of outstanding RSUs multiplied by the closing price of our Common Stock on April 30, 2020, or $18.38.

(6)
Represents the outstanding Make-Whole Payments as of April 30, 2020, which payments would become fully vested upon a change of control. Pursuant to the terms of his Employment Agreement, Mr. Mueller was granted 60,948 options to purchase shares on June 2, 2016, which options vested as to 25% on June 2, 2017 and thereafter as to 6.25% on each of the first 12 quarterly anniversaries of June 2, 2016 such that the option grant became fully vested on June 2, 2020. This grant contained a provision whereby Mr. Mueller will be paid, according to a schedule consistent with the vesting schedule of the options, the difference between the share price on April 30, 2015 and the price on the grant date of the related options, which totals $385,191. Pursuant to the terms of his option agreement, Mr. Apolinsky was granted 53,898 options to purchase shares on June 2, 2016, which options vested as to 25% on June 2, 2017 and thereafter as to 6.25% on each of the first 12 quarterly anniversaries of June 2, 2016 such that the option grant became fully vested on June 2, 2020. This grant contained a provision whereby Mr. Apolinsky will be paid, according to a schedule consistent with the vesting schedule of the options, the difference between the share price on April 30, 2015 and the price on the grant date of the related options, which totals $340,635. We refer to the payments to Mr. Mueller and Mr. Apolinsky for the difference between the share price on April 30, 2015 and the price on the grant date of the related options as “Make-Whole Payments”.

(7)
Awards granted under the GMS Inc. Equity Incentive Plan prior to fiscal 2020 do not have a default change in control provision. Instead, the Equity Incentive Plan provides that in connection with a change in control, the Compensation Committee will determine whether outstanding awards will either: (a) be assumed or substituted for, with appropriate adjustments to the number, kind of shares, and exercise prices of the awards; or (b) terminate.

Separation, Transition and Release Agreement with Mr. Callahan
Mr. Callahan’s employment ended on August 2, 2019. In connection with Mr. Callahan’s retirement, the Company and Mr. Callahan entered into a separation, transition and release agreement effective April 1, 2019. Mr. Callahan served as Chief Executive Officer through August 2, 2019. Pursuant to the separation, transition and release agreement, Mr. Callahan continued to receive the compensation and benefits contemplated by his employment agreement through August 2, 2019. In exchange for his release of all potential claims against the Company and for agreeing to provide consulting services and cooperation upon request during the eighteen (18) month period following his retirement, Mr. Callahan’s benefits include (i) continuation of his base salary for eighteen months; (ii) a pro-rata annual bonus for fiscal year 2020; (iii) a monthly payment of $1,500 for eighteen (18) months (which represents the approximate monthly cost to continue health and dental insurance coverage under COBRA) on an after-tax basis; and (iv) up to six months following his retirement to exercise stock options that are vested on his retirement date. Mr. Callahan will remain subject to the employee non-solicitation, customer non-solicitation and non-competitive covenants included in his employment agreement with the Company for eighteen (18) months following his retirement, as well as the confidentiality covenant. Mr. Callahan received severance benefits of approximately $1,430,870 pursuant to his separation, transition and release agreement consisting of the following: severance — $1,158,768; pro rata bonus for fiscal 2020 — $235,616; and medical benefits continuation — $36,486.
Retention and Consulting Agreement with Mr. Adams
Mr. Adams’s employment ended on December 31, 2019. In connection with Mr. Adams’ retirement, the Company and Mr. Adams entered into a retention and consulting agreement, pursuant to which Mr. Adams and the Company agreed that Mr. Adams would retire from his employment with the Company on December 31, 2019. Pursuant to the retention and consulting agreement, upon satisfaction of the requirement to remain employed through December 31, 2019, the Company paid Mr. Adams a retention bonus equal to $400,000. The retention and consulting agreement also provided that if Mr. Adams remained employed with the Company through December 31, 2019, then he would receive a prorated annual bonus for fiscal year 2020, and his then-vested options would remain outstanding through June 30, 2020. Mr. Adams also agreed to remain available for consulting services from December 31, 2019 through June 30, 2020. Mr. Adams received retention benefits of approximately $551,280 pursuant to his retention and consulting agreement consisting of the following: retention payment — $400,000 and pro rata bonus for fiscal 2020 — $151,280.

CEO PAY RATIO
For fiscal 2020, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees of our company other than our CEO was approximately 79 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K using the data and assumptions summarized below. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.
Date Used to Identify Median Employee	February 29, 2020(1)
Measurement Period	Fiscal 2020
Employee Pool Used to Identify Median Employee	Our employee population (full-time, part-time, temporary and seasonal) of the Company and its consolidated subsidiaries consisted of approximately 5,953 individuals on February 29, 2020(2)
Compensation Measure Used to Identify Median Employee	Total gross wages as derived from the Company’s payroll records(3)
Median Employee Annual Compensation	$57,558, calculated in the same manner as we calculated total compensation of the CEO in the Summary Compensation Table(4)
CEO Compensation	$4,548,506, as reported in the Summary Compensation Table(5)
Pay Ratio	79:1

(1)
We determined our median employee as of February 29, 2020, which is within the last three months of fiscal 2020, as required by the pay ratio rule.

(2)
We excluded approximately 77 total individuals who became employees as a result of the acquisitions during fiscal 2020 in accordance with an exemption under the pay ratio rule for acquisitions completed in the relevant fiscal year.

(3)
We identified our median employee by using a consistently applied compensation definition and chose total gross wages for all employees, excluding the CEO.

(4)
After identifying the median employee based on total gross wages, we calculated the annual total compensation for such employee using the same methodology we use for our NEOs as set forth in the Summary Compensation Table included in this Proxy Statement.

(5)
We had two principal executive officers (“PEOs”) during fiscal 2020 (Mr. Callahan from May 1, 2019 through August 2, 2019 and Mr. Turner from August 2, 2019 to current). As permitted by the pay ratio rule, for purposes of calculating our pay ratio, we used the PEO serving in that position on the date that we selected to identify the median employee; however, because Mr. Turner commenced employment with us on May 1, 2019 as President, and his compensation did not change in connection with his appointment to CEO, we did not have to annualize any components of his fiscal 2020 compensation.

DIRECTOR COMPENSATION
Director Compensation Program
Under the Company’s director compensation program, each non-management, independent director receives an annual cash retainer of $70,000, paid in amounts of $17,500 per quarter. The chair of the Audit Committee receives an additional annual retainer of $25,000, paid in amounts of $6,250 per quarter. The chair of the Compensation Committee receives an additional annual retainer of $25,000, paid in amounts of $6,250 per quarter. The chair of the Nominating and Corporate Governance Committee receives an additional annual retainer of $15,000, paid in amounts of $3,750 per quarter. Each non-chair independent member of the Audit Committee receives an additional annual retainer of $12,500, paid in amounts of $3,125 per quarter. Each non-chair independent member of the Compensation Committee receives an additional annual retainer of $10,000, paid in amounts of $2,500 per quarter. Each non-chair independent member of the Nominating and Corporate Governance Committee receives an additional annual retainer of $7,500, paid in amounts of $1,875 per quarter. The non-executive chairman receives an additional annual retainer of $100,000, paid in amounts of $25,000 per quarter.
Under the Company’s director compensation program, each non-management, independent director receives a grant of restricted stock units once each year covering stock valued at $105,000 at the time of the grant. The restricted stock units vest after one year and upon vesting the director will receive shares of common stock, unless deferred as described below.
Deferred Compensation Plan for Non-Employee Directors
During fiscal 2019, the Company adopted a deferred compensation plan for non-employee directors. Under the plan, non-employee directors may defer receipt of all or a portion of certain compensation. Compensation eligible for deferral includes annual retainer fees, committee fees, meeting fees payable in cash and restricted stock units.
Director Compensation Table
Shown below is information regarding the director compensation for each member of the Board for fiscal 2020, other than for Mr. Turner who did not receive director fees in fiscal 2020.
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Total ($)
Lisa Bachmann	$22,500	$26,235	$—	$48,735
Peter C. Browning	95,000	105,000	—	200,000
John J. Gavin	190,000	105,000	—	295,000
Theron I. Gilliam	87,500	105,000	—	192,500
Brian B. Hoesterey(3)	—	—	—	—
Mitchell B. Lewis	67,500	105,000	—	172,500
Teri P. McClure(4)	87,500	—	—	87,500
Richard K. Mueller	35,000	—	—	35,000
Ronald R. Ross(5)	90,000	105,000	—	195,000
J. Louis Sharpe(6)	—	—	—	—
J. David Smith	111,250	105,000	—	216,250

(1)
Compensation for stock awards represents the aggregate grant date fair value of the award, computed based on the number of awards granted and the fair value of the award on the date of grant. Assumptions used in the calculation of these award amounts are included in Note 12 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended April 30, 2020.

Pursuant to our director compensation program, on August 1, 2019 we granted restricted stock units valued at $105,000 to each independent director serving on our Board on that date. Each of the directors received 4,794 restricted stock units. Additionally, on January 29, 2020, we granted restricted stock units valued at $105,000 to Ms. Bachmann upon her appointment to the Board. Ms. Bachmann received 941 restricted stock units, which was prorated for the portion of the year that Ms. Bachmann was a director with the Company. The number of restricted stock units granted to each director was based on the closing price of GMS common stock on the grant date. The restricted stock units vest and become exercisable one year from the grant date.

(2)
None of our directors were granted option awards in fiscal 2020. As of April 30, 2020, Mr. Gavin and Mr. Smith each had 30,474 options outstanding to purchase shares of Company common stock at an exercise price of $12.31 per share, Mr. Browning had 22,856 options outstanding to purchase shares of Company common stock at an exercise price of $12.31 per share and Mr. Gilliam had 30,474 options outstanding to purchase shares of Company common stock at an exercise price of $14.77 per share. Such options were issued at the time the directors joined the Company’s Board. As of April 30, 2020, all outstanding options were vested.

(3)
On July 24, 2020, Brian R. Hoesterey resigned from the Board effective July 27, 2020.

(4)
Ms. McClure received her annual equity grant for fiscal 2020 when she joined the Board on April 23, 2019. On April 23, 2019, we granted restricted stock units valued at $105,000 to Ms. McClure. Ms. McClure received 5,872 restricted stock units.

(5)
On June 15, 2020, Ronald R. Ross resigned from the Board effective June 16, 2020.

(6)
On January 27, 2020, J. Louis Sharpe resigned from the Board effective January 27, 2020.

PROPOSAL 4 — APPROVAL OF AMENDMENTS TO THE COMPANY’S CHARTER TO DECLASSIFY THE BOARD OF DIRECTORS
Introduction
After continued evaluation of our corporate governance practices and careful consideration of views held by the investment community and feedback from our stockholders, our Board has unanimously determined that it would be advisable and in the best interests of the Company and our stockholders to amend our Charter to declassify our Board and to provide for the annual election of directors, as described below (the “Proposed Declassification Amendments”).
The Board is now recommending that the stockholders adopt the Proposed Declassification Amendments to declassify the Board and provide for the annual election of directors. The Proposed Declassification Amendments are attached to this Proxy Statement as Appendix B, with deletions indicated by strikeouts and additions indicated by underlining.
Current Classified Board Structure
As discussed above, our Charter currently provides for a “classified” board structure, which means that our Board is divided into three classes, with each class elected every three years. Under this classified board structure, directors are elected to terms that expire on the annual meeting date three years following the annual meeting at which they were elected, and the terms are “staggered” so that the terms of approximately one-third of the directors terms expire each year. Furthermore, under Delaware law, directors serving on a classified board may only be removed by stockholders for cause, while directors serving on a non-classified board may be removed by stockholders with or without cause. As a result, our directors currently may only be removed for cause.
Reasons for Proposed Declassification Amendments
Our Board is committed to strong corporate governance. As we have transitioned from a newly public company controlled by our former equity sponsors to an independent, seasoned public company, our Board has conducted a review of corporate governance matters, including its classified board structure.
In connection with this review our Board considered the advantages of maintaining the classified board structure as well as the advantages of declassifying the board. The advantages of the classified board structure include that a classified board structure may promote board continuity, encourage a long-term prospective by management and the board, and provide protection against certain abusive takeover tactics. While our Board believes that these are important considerations, our Board also understands that many investors perceive that annually elected boards increase accountability of directors to a company’s stockholders. Furthermore, the Board recognizes that stockholders of public companies are increasingly supportive of shifting from classified boards to the annual election of directors. The Board also considered the feedback it received from its stockholders and the investor community on its classified board structure.
After carefully weighing all of these considerations, our Board has unanimously approved the Proposed Declassification Amendments.
Description of the Proposed Declassification Amendments
If approved, the Proposed Declassification Amendments would amend the Charter to provide for the phased elimination of the classified structure of the Board over a three-year period. The declassification of our Board would be phased in commencing with the 2021 annual meeting of stockholders, and would result in the Board being fully declassified (and all Board members standing for annual elections) commencing with the 2023 annual meeting of stockholders.
To comply with Delaware law, the Proposed Declassification Amendments would not change the unexpired three-year terms of directors elected prior to the effectiveness of the amendment (including directors elected at this Annual Meeting). Accordingly, the three-year term for directors elected at the 2018 annual meeting of stockholders will expire at the 2021 annual meeting of stockholders, the three-year term for directors elected at the 2019 annual meeting of stockholders will expire at the 2022 annual meeting of stockholders, and the three-year term for directors elected at this Annual Meeting of stockholders will expire at the 2023 annual meeting of stockholders.
The table below summarizes the implementation of the declassification of our Board pursuant to the proposed amendment:
Annual Meeting Year	Number of Directors Elected	Length of Term (Expiration Date)
2020	Four Directors	Three years (2023)
2021	Two Directors	One year (2022)
2022	Three Directors	One year (2023)
2023 (and thereafter)	Full Board	One year (next annual meeting)
Therefore, beginning with the 2023 annual meeting of stockholders, the entire Board will be elected annually by stockholders.
Under Delaware law, unless otherwise provided in a company’s certificate of incorporation, directors serving on a classified board may only be removed by stockholders for cause, while directors serving on a non-classified board may be removed by stockholders with or without cause. As a result, approval of the Proposed Declassification Amendments to declassify the Board will also result in an amendment to the Charter to give our stockholders the ability to remove a director from the Board with or without cause from and after the 2023 annual meeting of stockholders (at which point the Board will be fully declassified).
The Proposed Declassification Amendments are set forth in Appendix B, with deletions indicated by strikeouts and additions indicated by underling. The description of the Proposed Declassification Amendments in this Proxy Statement is qualified in its entirety by reference to Appendix B.
The Board has adopted and declared advisable, and recommends that the stockholders adopt, the Proposed Declassification Amendments. If our stockholders adopt the Proposed Declassification Amendments, they will become effective upon the filing of the Proposed Declassification Amendments to the Charter with the Secretary of State of the State of Delaware, which we plan to do promptly after the Annual Meeting.
If our stockholders do not adopt the Proposed Declassification Amendments, our classified board structure will remain in place.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE DECLASSIFCATION AMENDMENTS.

PROPOSAL 5 — APPROVAL OF AMENDMENTS TO THE COMPANY’S CHARTER AND BYLAWS TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS AND OTHER OBSOLETE PROVISIONS
Introduction
After continued evaluation of our corporate governance practices and careful consideration of views held by the investment community and feedback from our stockholders, our Board has unanimously determined that it would be advisable and in the best interests of the Company and our stockholders to amend our Charter and Bylaws to remove the supermajority voting thresholds, as described below (the “Proposed Supermajority Amendments”).
The Board is now recommending that the stockholders adopt the Proposed Supermajority Amendments to remove the supermajority voting thresholds and replace them with majority voting thresholds. The Proposed Supermajority Amendments are attached to this Proxy Statement as Appendix C-1, with respect to the Charter, and Appendix C-2, with respect to the Bylaws, in each case, with deletions indicated by strikeouts and additions indicated by underlining. The Proposed Supermajority Amendments would also delete certain obsolete provisions relating to the prior equity ownership of our former equity sponsors.
Current Supermajority Voting Thresholds
Currently, the Charter and Bylaws provide that an affirmative vote of the holders of at least two-thirds in voting power of all the then outstanding shares of stock of the Company entitled to vote thereon is required for our stockholders to take the actions listed below.
•
amending, altering, repealing or rescinding any provision of the Charter;

•
amending, altering, repealing or rescinding any provision of the Bylaws; or

•
removal of any one or more members of the Board.

We refer to these standards as the “Supermajority Voting Requirements” and the actions listed above that currently require a supermajority stockholder vote as the “Supermajority Actions.”
Reasons for Proposed Supermajority Amendments
As previously noted, our Board is committed to strong corporate governance and as we have transitioned from a newly public company controlled by our former equity sponsors to an independent, seasoned public company, our Board has conducted a review of corporate governance matters, including the Supermajority Voting Requirements.
Our Board recognizes that elimination of the Supermajority Voting Requirements is consistent with generally held views of evolving corporate governance practices. Our Board has listened to the views of stockholders and the investor community on this issue and has also considered the limited benefits of the Supermajority Voting Requirements to the Company and its stockholders. In addition, our Board acknowledges that many other public companies have transitioned away from these kinds of supermajority voting provisions. In view of these considerations, our Board has unanimously determined to eliminate the Supermajority Voting Requirements as proposed.
Description of the Proposed Supermajority Amendments
The Board has adopted and declared advisable, and recommends that the stockholders adopt, the Proposed Supermajority Amendments. If the Proposed Supermajority Amendments are adopted, the Supermajority Actions described above, will require the affirmative vote of the holders of at least a majority in voting power of all the then outstanding shares of stock of the Company entitled to vote thereon.
In addition to the removing the Supermajority Voting Requirements, the Proposed Supermajority Amendments would also delete certain obsolete provisions in our Charter and Bylaws relating to the prior equity ownership of our former equity sponsors.

The Proposed Supermajority Amendments are set forth in Appendix C-1, with respect to the Charter, and Appendix C-2, with respect to the bylaws, in each case, with deletions indicated by strikeouts and additions indicated by underlining. The description of the Proposed Supermajority Amendments in this Proxy Statement is qualified in its entirety by reference to Appendices C-1 and C-2.
If our stockholders adopt the Proposed Supermajority Amendments, they will become effective upon the filing of the Proposed Supermajority Amendments to the Charter with the Secretary of State of the State of Delaware, which we plan to do promptly after the Annual Meeting. The Proposed Supermajority Amendments to the Bylaws will become effective upon approval of this proposal.
If our stockholders do not adopt the Proposed Supermajority Amendments, the Supermajority Voting Requirements will remain in effect.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED SUPERMAJORITY AMENDMENTS.

PROPOSAL 6 — APPROVAL OF AMENDMENTS TO THE COMPANY’S CHARTER AND BYLAWS TO PERMIT THE BOARD TO AMEND THE BYLAWS
Introduction
After careful consideration, our Board has unanimously determined that it would be advisable and in the best interests of the Company and our stockholders to amend our Charter and Bylaws to permit our Board to amend our Bylaws without stockholder approval, as described below (the “Proposed Bylaw Amendments”).
The Board is now recommending that the stockholders adopt the Proposed Bylaw Amendments to permit the Board to amend the Bylaws without stockholder approval. The Proposed Bylaw Amendments are attached to this Proxy Statement as Appendix D-1, with respect to the Charter, and Appendix D-2, with respect to the Bylaws, in each case, with deletions indicated by strikeouts and additions indicated by underlining.
Background and Current Bylaw Amendment Requirement
The Charter and Bylaws provided that so long as our former equity sponsor owned a majority of our stock, that the Bylaws could be amended by either (1) the Board without stockholder approval or (2) by the affirmative vote of the holders of at least a majority in voting power of all of the then outstanding stock of the Corporation entitled to vote thereon. Once our former equity sponsor ceased to own a majority of our stock, the Charter and Bylaws provided that the Bylaws could then only be amended by the affirmative vote of the holders of at least two-thirds in voting power of all the then outstanding stock of the Corporation entitled to vote thereon and not by the Board. We refer to these provisions as the “Bylaw Amendment Provisions”.
As our former equity sponsors no longer own any of our common stock, our Bylaws can currently only be amended by our stockholders and not by our Board.
The Bylaw Amendment provisions were put in place prior to our initial public offering by our former equity sponsor. We believe that the Bylaw Amendment Provisions were put in place to benefit our former equity sponsor by making amendments to the Bylaws without their approval more difficult, thus giving them greater control over bylaw amendments.
Reasons for Proposed Bylaw Amendment Amendments
We believe that almost all publicly traded corporations incorporated in Delaware grant the right to amend bylaws to directors. Our Board believes that having such authority to amend the bylaws without stockholder approval provides it with important flexibility to make amendments to the Bylaws that the Board believes is in the best interests of the corporation and its stockholders.
In addition, in making its recommendation to approve the Proposed Bylaw Amendments, the Board also considered the following:
•
Requiring stockholder approval of all Bylaw amendments would impose an unnecessary administrative burden, expense and delay on the Company by requiring all amendments to wait until an annual meeting of the Stockholders or the convening of a special meeting. As a result, important or necessary amendments to the Bylaws may not be able to be made within the timeframe to serve the best interests of the Company and its stockholders.

•
In considering and implementing amendments to the Bylaws, our strong and independent Board must act in a manner consistent with its fiduciary duties owed to the Company and its stockholders.

•
Our stockholders will still have the unfettered ability to amend our Bylaws if the Proposed Bylaw Amendments are approved. Furthermore, we have taken actions to make it easier for our stockholders to amend our Bylaws by proposing to eliminate the Supermajority Voting Requirements currently required to amend our Bylaws.

•
The current limitations on Bylaw amendments were put in place by our former equity sponsors to provide them with greater control over bylaw amendments. Our Board believes that the current limitations are uncommon among public companies, obsolete and not in the best interests of our stockholders.

Description of the Proposed Bylaw Amendments
The Board has adopted and declared advisable, and recommends that the stockholders adopt, the Proposed Bylaw Amendments. If the Proposed Bylaw Amendments are adopted, the Bylaws may be amended by both the Board and the stockholders.
The Proposed Bylaw Amendments are set forth in Appendix D-1, with respect to the Charter, and Appendix D-2, with respect to the Bylaws and, in each case, with deletions indicated by strikeouts and additions indicated by underlining. The description of the Proposed Bylaw Amendments in this Proxy Statement is qualified in its entirety by reference to Appendices D-1 and D-2.
If our stockholders adopt the Proposed Bylaw Amendments, they will become effective upon the filing of the Proposed Bylaw Amendments to the Charter with the Secretary of State of the State of Delaware, which we plan to do promptly after the Annual Meeting. The Proposed Bylaw Amendments to the Bylaws will become effective upon approval of this proposal.
If our stockholders do not adopt the Proposed Bylaw Amendments, the Bylaws may only be amended by the stockholders and not also by the Board.
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PROPOSED BYLAW AMENDMENTS.

PROPOSAL 7 — APPROVAL OF THE GMS INC. 2020 EQUITY INCENTIVE PLAN
On July 29, 2020, our Board adopted, subject to stockholder approval at the Annual Meeting, the GMS Inc. 2020 Equity Incentive Plan (the “2020 Equity Incentive Plan”). The 2020 Equity Incentive Plan is intended to serve as the successor to the GMS Inc. Equity Incentive Plan (the “Prior Plan”). As of August 1, 2020, there were approximately 1.3 million shares of our common stock subject to outstanding awards under the Prior Plan and approximately 0.7 million shares of our common stock reserved and available for future awards under the Prior Plan. There were also 0.8 million shares of our common stock subject to outstanding awards under our the 2014 Option Plan.
Without our stockholders’ approval of the 2020 Equity Incentive Plan, the Company will not have adequate ability to continue to grant the variety of types of equity awards needed to remain competitive in the marketplace. Our Board believes the 2020 Equity Incentive Plan contains a number of features that are consistent with stockholder protection and sound corporate governance practices and is in the best interests of our Company and our stockholders, as discussed in greater detail below. Accordingly, our Board unanimously recommends that our stockholders approve the 2020 Equity Incentive Plan.
Vote Required
The proposal to adopt the 2020 Equity Incentive Plan requires an affirmative vote of the majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the proposal.
Shares Available Under the 2020 Equity Incentive Plan
If the 2020 Equity Incentive Plan is approved by our stockholders, the 0.7 million shares that remain available for issuance under the Prior Plan will be aggregated with the 1.7 million “new” shares that are approved for issuance under the 2020 Equity Incentive Plan. Therefore, if this Proposal is approved, the aggregate number of shares issuable under the 2020 Equity Incentive Plan will be 2.4 million shares, all of which will be available for future awards. If the 2020 Equity Incentive Plan is approved by our stockholders, then, going forward, grants will no longer be made under the Prior Plan.
Important Information About the 2020 Equity Incentive Plan
Key Data Used to Determine the Number of Shares Needed for the 2020 Equity Incentive Plan
Outstanding Equity Awards and Shares Available. The following table includes information regarding outstanding equity awards and shares available for future awards under the Prior Plan and outstanding stock options under the 2014 Option Plan as of August 1, 2020 (without giving effect to approval of the 2020 Equity Incentive Plan under this Proposal):
Equity Plans(1)
Total shares underlying outstanding stock options	1,725,174
Weighted-average exercise price of outstanding stock options	$19.68
Weighted-average remaining contractual life of outstanding stock options	6.8 years
Total shares underlying time-based outstanding unvested full value awards	375,643
Total shares currently available for grant	699,037(2)
Common Stock outstanding as of August 1, 2020	42,673,052
Market price of Common Stock as of August 1, 2020 (closing price on July 31, 2020)	$23.43

(1)
Includes information regarding all outstanding equity awards and shares available for future awards under the Prior Plan and options outstanding under the 2014 Option Plan.

(2)
Represents 699,037 shares available for future awards under the Prior Plan.

Significant Historical Award Information.   Common measures of a stock plan’s cost include burn rate, overhang and dilution. The burn rate refers annual share usage, which measures how fast a company uses the supply of shares authorized for issuance under its stock plan. Over the last three years, we have maintained an average adjusted burn rate (1) of 1.0% of shares of our common stock outstanding per year. Dilution measures the degree to which our stockholders’ ownership has been diluted by stock-based compensation awarded under our various equity plans and also includes shares that may be awarded under our various equity plans in the future, which is commonly referred to as “overhang.”
Key Equity Metrics	FY2020 (%)	FY2019 (%)	FY2018 (%)
Adjusted Burn Rate(1)	1.5%	1.4%	0.2%
Overhang(2)	7.1%	10.2%	10.6%
Dilution(3)	4.2%	5.6%	4.7%

(1)
Adjusted burn rate is calculated by dividing the number of shares subject to equity awards granted during the applicable fiscal period by the total number of shares of common stock outstanding during the applicable fiscal period.

(2)
Overhang is calculated by dividing (a) the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by (b) the number of shares outstanding at the end of the fiscal year.

(3)
Dilution is calculated by dividing the number of shares subject to equity awards outstanding at the end of the fiscal year by the number of shares outstanding at the end of the fiscal year.

Future Share Needs.   If the 2020 Equity Incentive Plan is approved by our stockholders, the total number of shares available for grant will be approximately 2.4 million shares. We expect this amount to last for approximately 3.5 years of awards. This estimate is based on an approximate annual burn rate of 1.6%, which is slightly higher than the adjusted burn rate for the last two fiscal years noted in the table above as we expect to issue a greater number of equity awards than our historical average as we move a portion of bonuses for certain employees from cash to equity. In addition, while we believe this modeling provides a reasonable estimate of how long such a share reserve would last, there are a number of factors that could impact our future equity share usage. Among the factors that will impact our actual share usage are changes in market grant values, changes in the number of recipients, changes in our stock price, changes in the structure of our equity program and forfeitures of outstanding awards. The total overhang resulting from the share request, including awards outstanding under the Prior Plan and the 2014 Option Plan, represents approximately 10.5% of the shares of our common stock outstanding as of August 1, 2020.
Equity awards are a key part of our compensation program.   We believe that equity compensation has been, and will continue to be, a critical component of our compensation package because it (i) contributes to a culture of ownership among our employees and other service providers, (ii) aligns our employees’ interests with the interests of our other stockholders and (iii) preserves our cash resources. It has been our practice to grant equity broadly throughout the organization. We believe that our ability to compensate with equity awards is essential to our efforts to attract and retain top talent, which we have been successful in doing to date. Equity awards are an essential part of our compensation package, are central to our employment value proposition, and are necessary for us to continue competing for top talent as we grow.
Sound Corporate Governance Practices
We have designed the 2020 Equity Incentive Plan to include a number of features that reinforce and promote alignment of equity compensation arrangements for employees, officers, consultants and non-employee directors with the interests of stockholders and the Company. These features include, but are not limited to, the following:
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No evergreen provision. The 2020 Equity Incentive Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2020 Equity Incentive Plan can be automatically replenished.

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No repricing of stock options or stock appreciation rights. Without the prior approval of the Company’s stockholders, outstanding stock options and stock appreciation rights cannot be repriced, directly or indirectly, nor may stock options or stock appreciation rights be cancelled in exchanged for stock options or stock appreciation rights with an exercise price or base price that is less than the exercise price or base price of the original award. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price or base price per share of the option or stock appreciation right, respectively.
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No discounted stock options or stock appreciation rights. Stock options and stock appreciation rights may not be granted with exercise prices or base prices lower than the fair market value of the underlying shares on the grant date.

•
No liberal share recycling provisions. Shares retained by or delivered to the Company to pay the exercise price of a stock option or to satisfy tax withholding obligations in connection with the exercise, vesting or settlement of an award will count against the number of shares remaining available under the 2020 Equity Incentive Plan.

•
No liberal change-in-control definition. The change-in-control definition contained in the 2020 Equity Incentive Plan is not a “liberal” definition that would be activated on stockholder approval of a transaction.

•
No single-trigger change of control vesting. If awards granted under the 2020 Equity Incentive Plan are assumed by the successor entity in connection with a change of control of the Company, such awards will not automatically vest and pay out upon the change of control.

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Minimum vesting requirements. At least 95% of the shares available for issuance under the 2020 Equity Incentive Plan must be granted pursuant to awards with a vesting period of more than one (1) year (the “One-Year Vesting Rule”).

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Limitation on non-employee director compensation. The 2020 Equity Incentive Plan provides that, with respect to any one fiscal year, the aggregate compensation that may be granted or awarded to any one non-employee director, including all stock awards and cash payments will not exceed $500,000, or $650,000 in the case of a non-employee Chairman of the Board or Lead Director.

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No dividends on unearned awards or appreciation awards. The 2020 Equity Incentive Plan prohibits the current payment of dividends or dividend equivalent rights on unearned awards. In addition, no dividends will accrue on options or stock appreciation rights.

General Information
The following is a summary of the other material features of the 2020 Equity Incentive Plan. This summary is subject to and qualified by reference to the actual text of the 2020 Equity Incentive Plan, a complete copy of which is attached as Appendix E to this proxy statement.
Purpose of the 2020 Equity Incentive Plan.   The 2020 Equity Incentive Plan is a critical tool for attracting qualified employee talent, as well as for retaining, incentivizing and motivating our existing employees, consultants, and non-employee directors to drive the success of our business. Equity awards granted under the 2020 Equity Incentive Plan provide participating individuals with a proprietary interest in our long-term success in a manner fully aligned with our stockholders. All executive officers, employees and non-employee directors (approximately 5,761 in total, as of August 1, 2020) are currently eligible to receive stock-based incentive awards.
Administration.   A committee of our Board (for purposes of this proposal, the “Committee”) will administer the 2020 Equity Incentive Plan. The Committee will consist of at least two directors and may consist of the entire Board.
Plan Term.   The 2020 Equity Incentive Plan will become effective on October 22, 2020, provided that our stockholders approve the plan on such date, and will terminate on the tenth (10th) anniversary thereof, unless earlier terminated by the Board.
Eligibility.   Under the 2020 Equity Incentive Plan, the “Eligible Individuals” includes officers, employees, consultants and non-employee directors providing services to the Company and its subsidiaries and affiliates. The Committee will determine which Eligible Individuals will receive grants of stock options or other awards.

Incentives Available.   Under the 2020 Equity Incentive Plan, the Committee may grant any of the following types of awards to an Eligible Individual: incentive stock options (“ISOs”) and nonqualified stock options (“NQSO” and together with ISOs, “Options”); stock appreciation rights (“SARs”); Restricted Stock; restricted stock units (“RSUs”); Performance Awards (as defined and described below); Dividend Equivalent Rights; and Share Awards (each type of grant, considered an “Award”).
Shares Available.   Subject to any adjustment as provided in the 2020 Equity Incentive Plan, the maximum number of Shares that may be issued pursuant to Awards granted under the Plan is 2,400,000, all of which may be issued upon the exercise of ISOs.
Share Counting.   If an Award, or portion of an Award, expires or terminates without all of the Shares covered by that Award having been issued, or if an Award is settled in cash, the number of Shares underlying the expired, terminated or cash settled Award will not reduce the number of Shares available under the Plan. However, stock-settled Awards and Shares that are repurchased by the Company would still count against the available share pool. If any Shares issued pursuant to an Award are forfeited and returned back to or reacquired by the Company because of the failure to meet a contingency or condition required to vest such Shares in the participant, then the Shares that are forfeited or reacquired will again become available for issuance under the 2020 Equity Incentive Plan. Any Shares tendered or withheld (i) to pay the option price of an Option granted under this 2020 Equity Incentive Plan or (ii) to satisfy tax withholding obligations associated with an Award granted under this 2020 Equity Incentive Plan will not become available again for issuance under this 2020 Equity Incentive Plan.
Nonemployee Director Compensation Limit.   With respect to any one fiscal year, the aggregate compensation that may be granted or awarded to any one nonemployee director, including all meeting fees, cash retainers and retainers granted in the form of Awards, will not exceed $500,000, or $650,000 in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will be determined based on the aggregate grant date fair value of all awards issued to the nonemployee director in such fiscal year (computed in accordance with applicable financial accounting rules).
Awards Available under the 2020 Equity Incentive Plan.
Stock Options.   The Committee may grant Options (which may be ISOs or NQSOs) to Eligible Individuals. An ISO is an Option intended to qualify for tax treatment applicable to ISOs under Section 422 of the Code. An ISO may only be granted to Eligible Individuals that are employees of the Company or any of its subsidiaries. A NQSO is an Option that is not subject to statutory requirements and limitations required for certain tax advantages allowed under Section 422 of the Code.
Vesting and Exercise Periods.   Each Option granted under the 2020 Equity Incentive Plan may be subject to certain vesting requirements and will become exercisable in accordance with the specific terms and conditions of the Option, as determined by the Committee at the time of grant and set forth in an award agreement, subject to compliance with the One-Year Vesting Rule. The term of an Option generally may not exceed ten years from the date it is granted (five years in the case of an ISO granted to a ten-percent stockholder); provided, however, that unless the Committee provides otherwise (i) upon the death of a participant prior to the expiration of an Option (other than an ISO), the Option may be exercised for up to one year following the date of the participant’s death, even if such period extends beyond ten years and (ii) if, at the time an Option (other than an ISO) would otherwise expire at the end of its term, the exercise of the Option is prohibited by applicable law or the Company’s insider trading policy, the term will be extended until thirty (30) days after the prohibition no longer applies. Each Option, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in applicable award agreement.
Exercise Price.   The purchase price per Share with respect to any Option granted under the 2020 Equity Incentive Plan may be not less than 100 percent (100%) of the fair market value of a Share on the date the Option is granted (110 percent (110%) in the case of an ISO granted to a ten-percent stockholder). The option price for any Shares purchased pursuant to the exercise of an Option will be paid in any of, or any combination of, the following forms: (a) cash or its equivalent (e.g., a check), (b) if permitted by the Committee, the transfer, either actually or by attestation, to the Company of Shares prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee, (c) Share withholding, as a result of which the number of Shares issued upon exercise of an Option would be reduced by a number of Shares having a fair market value equal to the option price, (d) through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee or (e) in the form of other property as determined by the Committee.
Prohibition on Repricings.   The Committee will have no authority to make any adjustment or amendment (other than in connection with certain changes in capitalization or certain corporate transactions in accordance with the terms of the 2020 Equity Incentive Plan, as generally described below) that reduces, or would have the effect of reducing, the exercise price of an Option or SAR previously granted under the 2020 Equity Incentive Plan or cancel for cash or other consideration an Option or SAR for which the exercise price (or base price) is more than the then fair market value of a Share for cash or other payment, unless in either case the Company’s stockholders approve such adjustment, amendment or cancellation.
Limits on Incentive Stock Options.   In order to comply with the requirements for ISOs in the Code, no person may receive a grant of an ISO for stock that would have an aggregate fair market value in excess of $100,000, determined when the ISO is granted, that would be exercisable for the first time during any calendar year. If any grant of an ISO is made in excess of such limit, the portion that is over the $100,000 limit would be a NQSO.
SARs.   The Committee may grant SARs to Eligible Individuals on terms and conditions determined by the Committee at the time of grant and set forth in an award agreement. A SAR may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.
Amount and Form of Payment.   A SAR is a right granted to a participant to receive an amount equal to the excess of the fair market value of a Share on the last business day preceding the date of exercise of such SAR over the fair market value of a Share on the date the SAR was granted (the “base price”). A SAR may be settled or paid in cash, Shares, or a combination of each, as determined by the Committee.
Vesting and Exercise Periods.   Each SAR granted under the 2020 Equity Incentive Plan may be subject to certain vesting requirements and will become exercisable in accordance with the specific terms and conditions of the SAR, as determined by the Committee at the time of grant and set forth in an award agreement, subject to compliance with the One-Year Vesting Rule. The term of a SAR generally may not exceed ten years from the date it is granted; provided, however, that unless the Committee provides otherwise (i) upon the death of a participant prior to the expiration of the SAR, the SAR may be exercised for up to one year following the date of the participant’s death (but in no event beyond the date on which the SAR otherwise would expire by its terms) and (ii) if, at the time a SAR would otherwise expire at the end of its term, the exercise of the SAR is prohibited by applicable law or the Company’s insider trading policy, the term will be extended until thirty (30) days after the prohibition no longer applies. Each SAR, to the extent it becomes exercisable, may be exercised at any time in whole or in part until its expiration or termination, unless otherwise provided in applicable award agreement.
Dividend Equivalent Rights.   The Committee may grant dividend equivalent rights (“Dividend Equivalent Rights”), either in tandem with an Award or as a separate Award, to Eligible Individuals on terms and conditions determined by the Committee at the time of grant and set forth in an award agreement. A Dividend Equivalent Right is a right to receive cash or Shares based on the value of dividends that are paid with respect to the Shares. Amounts payable in respect of Dividend Equivalent Rights will be deferred until the lapsing of restrictions on such dividend equivalent rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate, and no dividends will be paid currently with respect to then unvested Awards. The Committee will determine whether the deemed deferred dividend amounts are to be held in cash or reinvested in Share or deemed (notionally) to be reinvested in Shares. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments, as determined by the Committee.
Restricted Stock; RSUs.   The Committee may grant Restricted Stock or RSUs, in each case subject to such vesting requirements and other terms and conditions as determined by the Committee at the time of grant and set forth in an award agreement, subject to compliance with the One-Year Vesting Rule.

Restricted Stock.   Unless the Committee determines otherwise, upon the issuance of shares of Restricted Stock, the participant will have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions made with respect to the Shares. Payment to the participant of any dividends declared or paid on such Shares will be deferred until the lapsing of the restrictions imposed upon such Shares and held by the Company for the account of the participant until such time. Payment of deferred dividends in respect of shares of Restricted Stock will be made upon the lapsing of restrictions imposed on the shares of Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any shares of Restricted Stock will be forfeited upon the forfeiture of such shares of Restricted Stock.
RSUs.   Each RSU represents the right of the participant to receive a payment upon vesting of the RSU, or on any later date specified by the Committee, of an amount equal to the fair market value of a Share as of the date the RSU becomes vested, or such later date as determined by the Committee at the time the RSU is granted (and which will be set forth in the applicable grant agreement). An RSU may be settled or paid in cash, Shares, or a combination of each, as determined by the Committee.
Performance Awards.   Performance awards (“Performance Awards”) (including performance units (“Performance Units”), performance share units (“Performance Share Units”) and performance-based restricted stock (“Performance-Based Restricted Stock”)) may be granted to Eligible Individuals on terms and conditions determined by the Committee and set forth in an award agreement, subject to compliance with the One-Year Vesting Rule.
Performance Units and Performance Share Units.   Performance Units will be denominated in a specified dollar amount and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable performance period), represent the right to receive payment of the specified dollar amount or a percentage of the specified dollar amount depending on the level of performance objective attained; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Performance Share Units will be denominated in Shares and, contingent upon the attainment of specified performance objectives within a performance cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable performance period), represent the right to receive payment of the fair market value of a Share on the date the Performance Share Unit was granted, the date the Performance Share Unit became vested or any other date specified by the Committee or a percentage of such amount depending on the level of performance objective attained; provided, however, that the Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit. The award agreement for each Performance Unit and Performance Share Unit will specify the number of Performance Units or Performance Share Units to which it relates, the performance objectives and other conditions which must be satisfied in order for the Performance Unit or Performance Share Unit to vest and the performance cycle within which such performance objectives must be satisfied and the circumstances under which the award will be forfeited. Performance Units and Performance Share Units may be settled or paid in cash, Shares, or a combination of each, as determined by the Committee.
Performance-Based Restricted Stock.   Performance-Based Restricted Stock will consist of an award of shares of Restricted Stock, issued in the participant’s name and subject to appropriate restrictions and transfer limitations. Unless the Committee determines otherwise and as set forth in the applicable award agreement, upon issuance of shares of Performance-Based Restricted Stock, the participant will have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to Shares. The award agreement for each award of Performance-Based Restricted Stock will specify the number of shares of Performance-Based Restricted Stock to which it relates, the performance objectives and other conditions that must be satisfied in order for the Performance-Based Restricted Stock to vest, the performance cycle within which the performance objectives must be satisfied (which will not be less than one (1) year) and the circumstances under which the award will be forfeited. At the time the Award of Performance-Based Restricted Stock is granted, the Committee may determine that the payment to the participant of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the participant will be deferred until the lapsing of the restrictions imposed upon such Performance-Based Restricted Stock and held by the Company for the account of the participant until such time. Payment of deferred dividends in respect of shares of Performance-Based Restricted Stock will be made upon the lapsing of restrictions imposed on the Performance-Based Restricted Stock in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Performance-Based Restricted Stock will be forfeited upon the forfeiture of such Performance-Based Restricted Stock.
Performance Objectives.   Performance objectives (“Performance Objectives”) will be designed to support our business strategy and align the interests of participants with the interests of our stockholders. Performance Objectives may be based on any of the following metrics or any other performance criteria as may be established by the Committee: (i) sales, including (a) net sales, (b) unit sales volume or (c) product price, including mill net price; (ii) share price, including (a) market price per share and (b) share price appreciation; (iii) earnings, including (a) earnings per share, reflecting dilution of shares, (b) gross or pre-tax profits, (c) post-tax profits, (d) operating profit, (e) earnings net of or including dividends, (f) earnings net of or including the after-tax cost of capital, (g) earnings before (or after) interest and taxes, (h) earnings per share from continuing operations, diluted or basic, (i) earnings before (or after) interest, taxes, depreciation and amortization, (j) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items, (k) operating earnings, (l) growth in earnings or growth in earnings per share and (m) total earnings; (iv) return on equity, including (a) return on equity, (b) return on invested capital, (c) return or net return on assets, (d) return on net assets, (e) return on equity, (f) return on gross sales, (g) return on investment, (h) return on capital, (i) return on invested capital, (j) return on committed capital, (k) financial return ratios, (l) value of assets and (m) change in assets; (v) cash flow(s), including (a) operating cash flow, (b) net cash flow, (c) free cash flow and (d) cash flow on investment; (vi) revenue, including (a) gross or net revenue and (b) changes in annual revenues; (vii) margins, including (a) adjusted pre-tax margin and (b) operating margins; (viii) income, including (a) net income and (b) consolidated net income; (ix) economic value added; (x) costs, including (a) operating or administrative expenses, (b) operating expenses as a percentage of revenue, (c) expense or cost levels, (d) reduction of losses, loss ratios or expense ratios, (e) reduction in fixed costs, (f) expense reduction levels, (g) operating cost management, (h) cash costs per unit of sale and (i) cost of capital; (xi) financial ratings, including (a) credit rating, (b) capital expenditures, (c) debt, (d) debt reduction, (e) working capital, (f) average invested capital and (g) attainment of balance sheet or income statement objectives; (xii) market or category share, including (a) market share, (b) volume, (c) unit sales volume and (d) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (xiii) stockholder return, including (a) total stockholder return, (b) stockholder return based on growth measures or the attainment of a specified share price for a specified period of time and (c) dividends; (xiv) objective nonfinancial performance criteria, including (a) attainment of strategic and business goals, (b) regulatory compliance, (c) productivity and productivity improvements, (d) inventory turnover, average inventory turnover or inventory controls, (e) net asset turnover, (f) customer satisfaction based on specified objective goals or Company-sponsored customer surveys, (g) employee satisfaction based on specified objective goals or Company-sponsored employee surveys, (h) objective employee diversity goals, (i) employee turnover, (j) specified objective environmental goals, (k) specified objective social goals, (l) specified objective goals in corporate ethics and integrity, (m) specified objective safety goals, (n) specified objective business integration goals, (o) specified objective business expansion goals or goals relating to acquisitions or divestitures and (p) succession plan development and implementation; or (xv) any combination of or a specified increase in any of the foregoing.
Performance Objectives may be based on our performance, one or more of our subsidiaries or divisions, or any combination thereof. In addition, Performance Objectives may be either absolute or relative (to our prior performance or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.
Effect of Certain Events.   The Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events on the Company as a whole or any part of our business or operations, including, generally, (1) changes in accounting principles or tax laws that become effective during the applicable performance period; (2) events that are extraordinary or unusual in nature or infrequent in occurrence; (3) the disposition of a business, or the sale of investments or non-core assets; (4) settlements or recoveries related to claims or litigation; or (5) investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. Any adjustments based on the effect of this type of event are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.
Determination of Performance.   Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee will certify in writing that the applicable Performance Objectives have been satisfied. In respect of a Performance Award, the Committee may, in its sole discretion, reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse.
Share Awards.   The Committee may grant an award of Shares (“Share Awards”) to an Eligible Individual on such terms and conditions as the Committee may determine at the time of grant, subject to compliance with the One-Year Vesting Rule. A Share Award may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.
Adjustments
In the event of a certain changes in capitalization, the Committee will conclusively determine the appropriate adjustments, if any, to (a) the maximum number and class of shares or other stock or securities with respect to which Awards may be granted under the 2020 Equity Incentive Plan (including the limits on the individual awards that may be made in any calendar year (as described above)), (b) the maximum number and class of shares or other stock or securities that may be issued upon exercise of ISOs, (c) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the 2020 Equity Incentive Plan, (d) the option price of outstanding Options and the base price of outstanding SARs, and (e) the Performance Objectives applicable to outstanding Performance Awards.
Amendment or Termination of the 2020 Equity Incentive Plan
The 2020 Equity Incentive Plan may be amended or terminated by the Board without stockholder approval unless stockholder approval of the amendment or termination is required under applicable law, regulation or exchange requirement. No amendment may adversely impact any Awards that had been granted under the 2020 Equity Incentive Plan prior to the amendment without the impacted participant’s consent. The 2020 Equity Incentive Plan will terminate on the tenth anniversary of its effective date; however, when the 2020 Equity Incentive Plan terminates, any applicable terms will remain in effect for administration of any Awards outstanding at the time of the 2020 Equity Incentive Plan’s termination.
Impact of a Change in Control
Upon the occurrence of a change of control of the Company in which Awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control in a manner approved by the Committee or the Board: (i) all outstanding Options and SARs will become fully vested and exercisable, (ii) all time-based vesting restrictions on outstanding Restricted Stock, RSUs and Share Awards will lapse, and (iii) the payout level under Performance Awards will be determined based upon the greater of (A) an assumed achievement of all relevant performance goals at the target level, or (B) the actual level of achievement of all relevant performance goals measured as of the date of the control and, in either such case, there will be a pro rata payout to the participant based upon the length of time within the performance period that has elapsed prior to the change in control.
Upon the occurrence of a change of control of the Company in which Awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the change in control, if within two years after the effective date of the change of control, a participant’s employment is terminated without “cause” or the participant resigns for “good reason” (as such terms are defined in the 2020 Equity Incentive Plan), then (i) all outstanding Options and SARs will become fully vested and exercisable, (ii) all time-based vesting restrictions on outstanding Restricted Stock, RSUs and Share Awards will lapse, and (iii) the payout level under Performance Awards will be determined based upon the greater of (A) an assumed achievement of all relevant performance goals at the target level, or (B) the actual level of achievement of all relevant performance goals measured as of the date of termination and, in either such case, there will be a pro rata payout to the participant based upon the length of time within the performance period that has elapsed prior to the date of termination.
Effect of Certain Transactions
Generally, the award agreement evidencing each Award will provide any specific terms applicable to that award in the event of a Change in Control (as defined in the 2020 Equity Incentive Plan). Unless otherwise provided in an award agreement, in connection with a merger, consolidation, reorganization, recapitalization or other similar change in the capital stock of the Company, or a liquidation or dissolution of the Company or a Change in Control (each a “Corporate Transaction”), Awards will either: (a) continue following such Corporate Transaction, which may include, in the discretion of the Committee or the parties to the Corporate Transaction, the assumption, continuation or substitution of the Awards, in each case with appropriate adjustments to the number, kind of shares, and exercise prices of the awards; or (b) terminate.
Options and SARs.   If Options or SARs are to terminate in the event of a Corporate Transaction, the holders of vested Options or SARs must be provided either (a) fifteen days to exercise their Options or SARs or (b) payment (in cash or other consideration) in respect of each Share covered by the Option of SAR being cancelled in an amount equal to the excess of the per share consideration to be paid to stockholders in the Corporate Transaction over the price of the Option or the SAR. If the per share consideration to be paid to stockholders in the Corporate Transaction is less than the exercise price of the Option or SAR, the Option or SAR may be terminated without payment of any kind. The holders of unvested Options or SARs may also receive payment, at the discretion of the Committee, in the same manner as described above for vested Options and SARs. The Committee may also accelerate the vesting on any unvested Option or SAR and provide holders of such Options or SARS a reasonable opportunity to exercise the award.
Other Awards.   If Awards other than Options and SARs are to terminate in connection with a Corporate Transaction, the holders of vested Awards will be provided, and holders of unvested Awards may be provided, at the discretion of the Committee, payment (in cash or other consideration upon or immediately following the Corporate Transaction, or, to the extent permitted by Section 409A of the Code, on a deferred basis) in respect of each Share covered by the Award being cancelled in an amount equal to the per share consideration to be paid to stockholders in the Corporate Transaction, where the value of any non-cash consideration will be determined by the Committee in good faith. The Committee may, in its sole discretion, provide for different treatment for different Awards or Awards held by different parties, and where alternative treatment is available for a participant’s Awards, may allow the participant to choose which treatment will apply to his or her Awards.
Transferability
The 2020 Equity Incentive Plan generally prohibits the transfer of any Award, except (a) transfers by will or the laws of descent and distribution or (b) to a beneficiary designated by the participant, to whom any benefit under the 2020 Equity Incentive Plan is to be paid or who may exercise any rights of the participant in the event of the participant’s death before he or she receives any or all of such benefit or exercises an award.
Federal Income Tax Consequences
The following is only a brief summary of the U.S. federal income tax consequences to a recipient and the Company of a stock incentive award, and does not discuss the effect of income tax law of any other jurisdiction (such as state income tax law) in which the recipient may reside.
Options.   Options may be granted in the form of ISOs or NSOs. ISOs granted to employees are eligible for favorable federal income tax treatment that is provided under Section 422 of the Code if certain requirements are satisfied. An ISO must have an option price that is not less than the fair market value of the stock at the time the Option is granted, and must be exercisable within ten years from the date of grant. An employee granted an ISO or NSO generally does not realize compensation income for federal income tax purposes upon the grant of the Option. At the time of exercise of an ISO, no compensation income is realized by the holder of the Option other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the Shares acquired on exercise of an ISO are held for at least two years after grant of the Option and one year after exercise, the excess of the amount realized on sale over the exercise price will be taxed as capital gain. If the Shares acquired on exercise of an ISO are disposed of within less than two years after grant or one year of exercise, the holder will realize taxable compensation income equal to the excess of the fair market value of the Shares on the date of exercise or the date of sale, whichever is less, over the option exercise price. Any additional amount realized will be taxed as capital gain. At the time of exercise of an NSO the holder of the Option will realize taxable compensation income in an amount of the spread between the exercise price of the Option and the fair market value of the Shares acquired on the date of exercise. The Company will be entitled to a federal income tax deduction at the time of exercise equal to the amount of compensation income that is realized by the holder of an Option.
SARs.   At the time of settlement of a SAR the holder of the SAR will realize taxable compensation income in an amount of the spread between the base price of the SAR and the fair market value of the Shares acquired on the date of exercise. The Company will be entitled to a federal income tax deduction at the time of settlement equal to the amount of compensation income that is realized by the holder of the SAR.
Restricted Stock and Performance-Based Restricted Stock.   Employees granted Restricted Stock or Performance-Based Restricted Stock under the 2020 Equity Incentive Plan generally recognize as taxable compensation income the fair market value of the Restricted Stock or Performance-Based Restricted Stock on the date the restrictions lapse unless the employee has elected to include the restricted award in income at the time of grant under Section 83(b) of the Code. The Company will be entitled to a federal income tax deduction at the time and in the amount equal to the compensation income that is recognized by the holder of the Restricted Stock or Performance-Based Restricted Stock. The Company will also be entitled to a federal income tax deduction with respect to any dividends paid to an employee during the restricted period equal to the amount of compensation income realized by the holder of the Restricted Stock or Performance-Based Restricted Stock in respect of such dividends (unless the employee has elected to include the restricted award in income when granted under Section 83(b) of the Code).
Restricted Stock Units, Performance Units and Performance Share Units.   Employees granted RSUs, Performance Units or Performance Share Units under the 2020 Equity Incentive Plan generally recognize as taxable compensation income the cash or the fair market value the Shares or other property paid upon settlement of the RSUs, Performance Units and Performance Awards. The Company will be entitled to a federal income tax deduction at the time of payment equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or Performance Share Units. The Company will also be entitled to a federal income tax deduction with respect to any dividend equivalents paid to an employee equal to the amount of compensation income realized by the holder of the RSUs, Performance Units or Performance Share Units.
Share Awards.   Share Awards are in the nature of Shares of the Company (as opposed to phantom stock). Employees granted Share Awards under the 2020 Equity Incentive Plan generally recognize as taxable compensation income the aggregate of fair market value of the Share Award on the date the Share Award is no longer subject to a substantial risk of forfeiture. The Company will be entitled to a federal income tax deduction at the time a Share Award is not subject to a substantial risk of forfeiture equal to the amount of compensation income realized by the holder of the Share Award.
Excise Taxes.   The effect of a Corporate Transaction on Options or other Awards, if any, may include accelerated vesting or lapse of restrictions with respect to Options or other Awards. Under certain circumstances, the accelerated vesting or lapse of restrictions with respect to Options or other Awards in connection with a Corporate Transaction may be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, a participant may be subject to a 20% excise tax and we may be denied a tax deduction.
Section 409A.   Section 409A of the Code generally imposes an additional 20% income tax, as well as interest and penalties, on recipients of deferred compensation that does not comply with Section 409A of the Code. “Deferred compensation” for this purpose generally consists of compensation to which an individual has a legally binding right in a taxable year and which is to be paid in a later taxable year. In addition to the taxes, interest and penalties, deferred compensation that does not comply with Section 409A of the Code may be required to be taken into income earlier than is intended. Awards under the 2020 Equity Incentive Plan are intended either not to be subject to Section 409A of the Code or to comply with Section 409A of the Code. If Awards under the 2020 Equity Incentive Plan are subject to Section 409A of the Code and do not comply with Section 409A of the Code, participants may be liable for the tax, interest and penalties imposed by the statute.
New Plan Benefits
No determination has been made as to which of the individuals eligible to participate in the 2020 Equity Incentive Plan will receive awards under the 2020 Equity Incentive Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of eligible participants are not presently determinable. However, please refer to the section of this Proxy Statement entitled “Executive Compensation,” which provides information on the grants made in the last fiscal year, and the section of this Proxy Statement entitled “Director Compensation,” which provides a description of grants made to our non-employee directors in the last fiscal year.
We are committed to delivering value to our stockholders and we firmly believe in long-term, stock-based incentives for our executives, key employees and non-employee directors. Stock-based incentives align the interests of our employees with the interests of our stockholders and help us to attract and retain qualified and talented employees.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of April 30, 2020 concerning the shares of our common stock which are authorized for issuance under our equity compensation plans:
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,773,546(1)	$18.85(2)	1,226,666
Equity compensation plans not approved by security holders	—	—	—
Total	1,773,546	$18.85	1,226,666

(1)
Includes 1,487,184 shares of Common Stock issuable upon exercise of outstanding stock options and 286,362 shares of Common Stock issuable upon vesting of outstanding restricted stock units.

(2)
The weighted-average exercise price does not take into account the restricted stock units described in footnote (1) because the restricted stock units do not have an exercise price upon vesting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL 7 TO APPROVE THE 2020 EQUITY INCENTIVE PLAN.

STOCK
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information regarding the beneficial ownership of our common stock as of July 31, 2020:
•
each person or entity who is known by us to beneficially own more than 5% of our common stock;

•
each of our directors and named executive officers; and

•
all of our directors and executive officers as a group.

Information with respect to beneficial ownership has been furnished to us by each director, executive officer or stockholder listed in the table below, as the case may be. The amounts and percentages of our common stock beneficially owned are reported on the basis of rules of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after July 31, 2020, including any shares of our common stock subject to an option that has vested or will vest within 60 days after July 31, 2020 and any shares of our common stock subject to RSUs that will vest within 60 days after July 31, 2020. More than one person may be deemed to be a beneficial owner of the same securities.
The percentage of beneficial ownership is based on 42,673,052 shares of common stock outstanding as of July 31, 2020.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, the address for each person or entity listed below is c/o GMS Inc., 100 Crescent Centre Parkway, Suite 800, Tucker, Georgia 30084.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class
5% Stockholders
BlackRock, Inc.(1)	6,563,175	15.4%
Dimensional Funds LP(2)	2,197,344	5.2%
Prudential Financial Inc.(3)	2,165,732	5.1%
The Vanguard Group(4)	5,203,509	12.2%
Directors and Named Executive Officers
John C. Turner, Jr.(5)	51,829	*
Scott M. Deakin	—	—
R. Alan Adams	—	—
Craig D. Apolinsky(6)	83,764	*
G. Michael Callahan, Jr.	339,773	—
Richard K. Mueller(7)	108,011	*
Lynn Ross(8)	5,172	*
Lisa M. Bachmann	—	—
Peter C. Browning(9)	39,369	*
John J. Gavin(10)	62,495	*
Theron I. Gilliam(11)	49,369	*
Mitchell B. Lewis(12)	4,794	*
Teri P. McClure	5,872	*
J. David Smith(13)	52,369	*
All executive officers and directors as a group (17 persons)(14)	463,044	1.1%

*
Represents beneficial ownership of less than 1% of our outstanding common stock.

(1)
Represents beneficial ownership as of December 31, 2019, according to the Schedule 13G filed by BlackRock, Inc. on February 4, 2020. BlackRock, Inc. has sole voting power over 6,423,280 of these shares and sole dispositive power over 6,563,175 of these shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)
Represents beneficial ownership as of December 31, 2019, according to the Schedule 13G filed by Dimensional Funds LP on February 12, 2020. Dimensional Funds LP has sole voting power over 2,139,402 of these shares and sole dispositive power over 2,197,344 of these shares. The address for Dimensional Funds LP is Building One, 6300 Bee Cave Road, Austin, Texas, 78746.

(3)
Represents beneficial ownership as of December 31, 2019, according to the Schedule 13G filed by Prudential Financial, Inc. on January 29, 2020. Prudential Financial, Inc. has sole voting power over 305,230 of these shares, shared voting power over 1,860,502 of these shares, sole dispositive power over 305,230 of these shares and shared dispositive power over 1,860,502 of these shares. The address for Prudential Financial, Inc. is 751 Broad Street, Newark, New Jersey 07102-3777.

(4)
Represents beneficial ownership as of December 31, 2019, according to the Schedule 13G filed by The Vanguard Group on February 11, 2020. The Vanguard Group has sole voting power over 60,469 of these shares, shared voting power over 4,203 of these shares, sole dispositive power over 5,145,873 of these shares and shared dispositive power over 57,636 of these shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(5)
Includes 28,281 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020 and 11,416 restricted stock units that will vest within 60 days after July 31, 2020.

(6)
Includes 64,805 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020 and 7,403 restricted stock units that will vest within 60 days after July 31, 2020.

(7)
Includes 39,500 shares of our common stock held of record by Second Bite Investments, LLC, of which Richard K. Mueller is the Chief Executive Officer. Mr. Mueller may be deemed to share beneficial ownership of the shares of our common stock held of record by Second Bite Investments, LLC, but Mr. Mueller disclaims beneficial ownership of such shares. Mr. Mueller is the Chairman of our board of directors and co-founded our Company in 1971. Mr. Mueller served as our Chief Executive Officer from 1990 until May 2015, and as our President from 1990 until 2013. Also includes 60,948 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020 and 4,794 restricted stock units that will vest within 60 days after July 31, 2020.

(8)
Includes 5,172 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020.

(9)
Includes 22,856 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020 and 4,794 restricted stock units that will vest within 60 days after July 31, 2020. Mr. Browning is a member of our Board.

(10)
Includes 30,474 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020 and 4,794 restricted stock units that will vest within 60 days after July 31, 2020. Mr. Gavin is a member of our Board.

(11)
Includes 10,000 shares of common stock held jointly by Mr. Gilliam and his children, 30,474 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020 and 4,794 restricted stock units that will vest within 60 days after July 31, 2020. Mr. Gilliam is a member of our Board.

(12)
Includes 4,794 restricted stock units that will vest within 60 days after July 31, 2020. Mr. Lewis is a member of our Board.

(13)
Includes 30,474 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020 and 4,794 restricted stock units that will vest within 60 days after July 31, 2020. Mr. Smith is a member of our Board.

(14)
Includes 273,484 shares of common stock issuable upon exercise of options that have vested or will vest within 60 days after July 31, 2020 and 47,583 restricted stock units that will vest within 60 days after July 31, 2020.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following is a description of transactions during the fiscal year ended April 30, 2020 to which we were a party in which the amount involved exceeded or will exceed $120,000, and in which any of our executive officers, directors or holders of more than 5% of any class of our voting securities, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or the consideration that we paid or received, as applicable, in connection with the transactions described below are comparable to terms available or amounts that would be paid or received, as applicable, in arms’-length transactions with parties unrelated to us.
Relationships and Transactions
We lease office and warehouse facilities from partnerships or entities owned by certain of our directors, executive officers and stockholders, including Richard K. Mueller, our former Chairman of the Board and current Board member, and G. Michael Callahan, Jr., our former President and Chief Executive Officer. As of April 30, 2020, these leases had expiration dates through our fiscal year ending April 30, 2025. Rent expense related to these leases was approximately $0.8 million for the fiscal year ended April 30, 2020. As of April 30, 2020, future minimum payments under the terms of the leases aggregated approximately $1.2 million.
During the fiscal year ended April 30, 2020, we purchased inventories from our former subsidiary, Southern Wall Products, Inc., or SWP, an entity with which Messrs. Mueller, Callahan and Adams are affiliated, through their direct or indirect ownership interests and through their position as director. Mr. Mueller owns, either directly or indirectly, 48.6% of the common stock outstanding of SWP as of April 30, 2020 and is a director of SWP. Mr. Callahan owned, either directly or indirectly, 2.5% of the common stock of SWP and was a director of SWP during his employment with the Company during the year ended April 30, 2020. We spun off SWP on August 31, 2012. Mr. Adams also served as a director of SWP during his employment with the Company during the year ended April 30, 2020. We purchased inventory from SWP for distribution in the amount of approximately $14.3 million in the fiscal year ended April 30, 2020. The amount due to SWP for purchases of inventory for distribution as of April 30, 2020 was approximately $1.2 million. The approximate dollar value amount of Mr. Mueller’s interest in these purchases was $6.9 million for the fiscal year ended April 30, 2020. The approximate dollar value amount of Mr. Callahan’s interest in these purchases was $0.1 million for the fiscal year ended April 30, 2020. The approximate dollar value amount of Mr. Mueller’s interest in the amount due to SWP as of April 30, 2020 was $0.6 million. In addition, Messrs. Mueller, Callahan and Adams each received a payment of $80,000 from SWP in the fiscal year ended April 30, 2020 as consideration for serving on its board of directors.
Policies and Procedures for Related Persons Transactions
Our Board has adopted a written policy providing that the Audit Committee will review and approve or ratify transactions in excess of $120,000 of value in which we participate and in which a director, executive officer or beneficial holder of more than 5% of any class of our voting securities has or will have a direct or indirect material interest. Under this policy, the Board is to obtain all information it believes to be relevant to a review and approval or ratification of these transactions. After consideration of the relevant information, the Audit Committee is to approve only those related party transactions that the Audit Committee believes are on their terms, taken as a whole, no less favorable to us than could be obtained in an arms’-length transaction with an unrelated third party and that the Audit Committee determines are not inconsistent with the best interests of the Company. In particular, our policy with respect to related person transactions will require our Audit Committee to consider the benefits to the Company, the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director has a position or relationship, the availability of other sources for comparable products or services, the terms of the transaction and the terms available to unrelated third parties or to employees generally. A “related person” is any person who is or was one of our executive officers, directors or director nominees or is a holder of more than 5% of our common stock, or their immediate family members or any entity owned or controlled by any of the foregoing persons. All of the transactions described above were entered into prior to the adoption of this policy.
OTHER MATTERS
Incorporation by Reference
The Audit Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or Exchange Act, except to the extent that we specifically incorporate it by reference into such filing. In addition, the information contained on, or that can be accessed through, our website is not part of this Proxy Statement and references to our website addresses in this Proxy Statement are inactive textual references only.
Access to Reports and Other Information
We file or furnish our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents electronically with the SEC under the Exchange Act.

You may read and copy any materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain such reports from the SEC’s website at www.sec.gov.
Our website is www.gms.com. Our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements and other documents filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act are available on our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. Our Corporate Governance Guidelines, Code of Business Conduct and Ethics and Board committee charters are also available on our website. We will provide, free of charge, a copy of any of our corporate documents listed above upon written request to our General Counsel and Corporate Secretary at 100 Crescent Center Parkway, Suite 800, Tucker, Georgia 30084.
List of Company Stockholders
A list of our stockholders as of August 25, 2020, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. The list of stockholders will also be available for such examination at the Annual Meeting.
Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that will be considered at the Annual Meeting. However, if any other proper business should come before the meeting, the persons named in the proxy card will have discretionary authority to vote according to their best judgment to the extent permitted by applicable law.
* * * * *
By Order of the Board of Directors,
/s/ Craig D. Apolinsky

Craig D. Apolinsky
Vice President, General Counsel and Corporate Secretary
Tucker, Georgia
August [  ], 2020

APPENDIX A
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE
Adjusted EBITDA is a non-GAAP measure. We report our financial results in accordance with GAAP. However, we present Adjusted EBITDA, which is not recognized financial measures under GAAP, because we believe it assists investors and analysts in comparing our operating performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. Management believes Adjusted EBITDA is helpful in highlighting trends in our operating results, while other measures can differ significantly depending on long-term strategic decisions regarding capital structure and allocation, the tax jurisdictions in which companies operate and capital investments and acquisitions. In addition, we utilize Adjusted EBITDA in certain calculations under the ABL Facility and the First Lien Facility.
We believe that Adjusted EBITDA is frequently used by analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, Adjusted EBITDA may not be comparable to similarly titled measures used by other companies in our industry or across different industries.
Adjusted EBITDA has its limitations as an analytical tool and should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP.
The following is a reconciliation of our net income to Adjusted EBITDA for the fiscal year ended April 30, 2020:
Year Ended April 30, 2020
(in thousands)
Net income	$23,381
Interest expense	67,718
Write-off of debt discount and deferred financing fees	1,331
Interest income	(88)
Provision for income taxes	22,944
Depreciation expense	51,332
Amortization expense	65,201
Impairment of goodwill	63,074
Stock appreciation expense(a)	1,572
Redeemable noncontrolling interests(b)	520
Equity-based compensation(c)	7,060
Severance and other permitted costs(d)	5,733
Transaction costs (acquisitions and other)(e)	2,414
Loss on disposal and impairment of assets(f)	658
Effects of fair value adjustments to inventory(g)	575
Gain on legal settlement	(14,029)
Secondary public offering costs(h)	363
Adjusted EBITDA	$299,759

(a)
Represents non-cash compensation expenses related to stock appreciation rights agreements.

(b)
Represents non-cash compensation expense related to changes in the values of noncontrolling interests.

(c)
Represents non-cash equity-based compensation expense related to the issuance of share-based awards.

A-1

(d)
Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility, including certain unusual, nonrecurring costs due to COVID-19.

(e)
Represents costs related to acquisitions paid to third-party advisors.

(f)
Includes a $1.9 million impairment of operating lease right-of-use assets resulting from a restructuring plan to close one of the Company’s facilities.

(g)
Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value.

(g)
Represents the mark-to-market adjustments for derivative financial instruments.

(h)
Represents costs paid to third-party advisors related to secondary offerings of our common stock.

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APPENDIX B
PROPOSED AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
ARTICLE VI, BOARD OF DIRECTORS, marked to show the proposed amendments:
A.   Except as otherwise provided in this Certificate or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designations with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors. The directors (other than those directors elected by the holders of any series of Preferred Stock, if any, voting separately as a series or together with one or more other such series, as the case may be) shall, until the election of directors at the 2023 annual meeting of stockholders, be divided into three classes ~~designated~~: Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. ~~Class I directors shall initially serve~~Commencing at the 2021 annual meeting of stockholders, and for all subsequent annual meetings of stockholders, successors to the class of directors whose term expires at that annual meeting shall be elected to hold office for a term expiring at the ~~first~~next succeeding annual meeting of stockholders ~~following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve~~or until their earlier death, resignation, removal or disqualification. Commencing with the 2023 annual meeting of stockholders, the classification of the board of directors shall cease and all directors shall be elected for a term expiring at the ~~second~~next succeeding annual meeting of stockholders ~~following the IPO Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO Date. Commencing with the first annual meeting following the IPO Date, the directors of the class to be elected at each annual meeting shall be elected for a three-year term. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her~~or until their earlier death, resignation, ~~retirement,~~removal or disqualification ~~or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office to their respective class.~~.
B.   Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding or the rights granted pursuant to the Stockholders’ Agreement, dated as of April 1, 2014, by and among the Corporation and the Existing Stockholder Group (as amended, supplemented, restated or otherwise modified from time to time, the “Stockholder Agreement”), any newly created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by a majority of the directors then in office, although less than a quorum, or if only one director remains, by the sole remaining director or, if there are no directors, by the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class; provided, however, that for as long as the AEA Investors have the right to nominate a director under the terms of the Stockholder Agreement, the AEA Investors shall have the right to fill any vacancy that resulted from the death, resignation, disqualification or removal of a director designated by AEA Investors under the terms of the Stockholder Agreement. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen, or if no such class exists, until the next succeeding annual meeting of stockholders, and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
C.   ~~Any or all of the~~Until the 2023 annual meeting of stockholders, any director or all directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) may be removed at any time either with or

B-1

without cause by the affirmative vote of at least a majority in voting power of all then outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class; provided, however, that at any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed only for cause and only by the affirmative vote of the holders of at least two-thirds in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class. From and after the 2023 annual meeting of stockholders, any director or all directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) may be removed with or without cause by the affirmative vote of at least two-thirds in voting power of all then outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class.

B-2

APPENDIX C-1
PROPOSED AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS AND OTHER OBSOLETE PROVISIONS
Section A, ARTICLE IV, CAPITAL STOCK, marked to show the proposed amendments:
~~A.   Immediately upon the filing of this Certificate, each outstanding share of Common Stock, par value $0.01 per share, of the Corporation (“Pre-Conversion Common Stock”) shall convert into 10.158 shares of Common Stock (as defined below) (the “Conversion”). Following the Conversion, the certificates representing such shares of Pre-Conversion Common Stock shall be deemed to represent shares of Common Stock, without a need for such certificates to be surrendered to the Corporation and exchanged for certificates of Common Stock. The Conversion will therefore be effective whether or not the certificates representing such shares of Pre-Conversion Common Stock are surrendered to the Corporation or its transfer agent; provided, however, that if any holder of Pre-Conversion Common Stock requests to receive certificates evidencing shares of Common Stock issuable upon the Conversion, the Corporation shall not be obligated to issue such certificates evidencing such shares of Common Stock unless and until the certificates evidencing such shares of Pre-Conversion Common Stock are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.~~
ARTICLE V, AMENDED OF THE CERTIFICATE OF INCORPORATION AND BYLAWS, marked to show the proposed amendments:
A.   The Corporation reserves the right, at any time and from time to time, to alter, amend, add to or repeal any provision contained in this Certificate (including any certificate of designations relating to any series of Preferred Stock) in any manner now or hereafter prescribed by law (subject to the express provisions hereof that prohibit retroactive application of changes), and all rights, preferences, privileges and powers of any nature conferred upon stockholders, directors or any other persons herein are granted subject to this reservation. This Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, ~~only by the affirmative vote of the holders of at least a majority in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class; provided that at any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, this Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted,~~ only by the affirmative vote of the holders of at least ~~two-thirds~~ a majority in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.
B.   ~~So long as the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, 50% or more in voting power of the stock of the Corporation entitled to vote generally in the election of directors, the~~The bylaws of the Corporation (as in effect from time to time, the “Bylaws”) may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, ~~by (i) the Board of Directors without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate, or (ii) the vote of the holders of at least a majority in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class. At any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, the Bylaws may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted,~~ only by the affirmative vote of the holders of at least ~~two-thirds~~ a majority in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

C-1-1

ARTICLE VI, BOARD OF DIRECTORS, marked to show the proposed amendments:
A.   Except as otherwise provided in this Certificate or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. Except as otherwise provided for or fixed pursuant to the provisions of Article IV (including any certificate of designations with respect to any series of Preferred Stock) and this Article VI relating to the rights of the holders of any series of Preferred Stock to elect additional directors, the total number of directors shall be determined from time to time exclusively by resolution adopted by the Board of Directors. The directors (other than those directors elected by the holders of any series of Preferred Stock, if any, voting separately as a series or together with one or more other such series, as the case may be) shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of such directors. Class I directors shall initially serve for a term expiring at the first annual meeting of stockholders following the date the Common Stock is first publicly traded (the “IPO Date”), Class II directors shall initially serve for a term expiring at the second annual meeting of stockholders following the IPO Date and Class III directors shall initially serve for a term expiring at the third annual meeting of stockholders following the IPO Date. Commencing with the first annual meeting following the IPO Date, the directors of the class to be elected at each annual meeting shall be elected for a three-year term. If the number of such directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any such additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. Any such director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and qualified, or his or her death, resignation, retirement, disqualification or removal from office. The Board of Directors is authorized to assign members of the Board of Directors already in office to their respective class.
D.   Subject to the rights granted to the holders of any one or more series of Preferred Stock then outstanding ~~or the rights granted pursuant to the Stockholders’ Agreement, dated as of April 1, 2014, by and among the Corporation and the Existing Stockholder Group (as amended, supplemented, restated or otherwise modified from time to time, the “Stockholder Agreement”)~~, any newly created directorship on the Board of Directors that results from an increase in the number of directors and any vacancy occurring in the Board of Directors (whether by death, resignation, retirement, disqualification, removal or other cause) shall be filled by a majority of the directors then in office, although less than a quorum, or if only one director remains, by the sole remaining director or, if there are no directors, by the affirmative vote of the holders of at least a majority of the voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class~~; provided, however, that for as long as the AEA Investors have the right to nominate a director under the terms of the Stockholder Agreement, the AEA Investors shall have the right to fill any vacancy that resulted from the death, resignation, disqualification or removal of a director designated by AEA Investors under the terms of the Stockholder Agreement~~. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
E.   Any or all of the directors (other than the directors elected by the holders of any series of Preferred Stock, voting separately as a series or together with one or more other such series, as the case may be) may be removed ~~at any time either with or without cause by the affirmative vote of at least a majority in voting power of all then outstanding shares of stock of the Corporation entitled to vote thereon, voting as a single class; provided, however, that at any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any such director or all such directors may be removed~~ only for cause and only by the affirmative vote of the holders of at least ~~two-thirds~~ a majority in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

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ARTICLE VIII, CONSENT OF STOCKHOLDERS IN LIEU OF MEETING, ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS, marked to show the proposed amendments:
~~At any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, 50% or more in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the Corporation having custody of the books in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be made by hand or by certified or registered mail, return receipt requested. At any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, any~~Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders; provided, however, that any action required or permitted to be taken by the holders of Preferred Stock, voting separately as a series or separately as a class with one or more other such series, may be taken without a meeting, without prior notice and without a vote, to the extent expressly so provided by the applicable certificate of designations relating to such series of Preferred Stock.
ARTICLE IX, COMPETITION AND CORPORATE OPPORTUNITIES, marked to show the proposed amendments:
~~A.   In recognition and anticipation that (i) certain directors, principals, officers, employees and/or other representatives of AEA Investors may serve as directors, officers or agents of the Corporation, (ii) AEA Investors may now engage and may continue to engage in any transaction or matter that may be an investment or corporate or business opportunity or offer a prospective economic or competitive advantage in which the Corporation or any of its controlled Affiliates, directly or indirectly, could have an interest or expectancy (a “Competitive Opportunity”) or may otherwise compete with the Corporation or its controlled Affiliates, directly or indirectly, and (iii) members of the Board of Directors who are not officers or employees of the Corporation or their respective Affiliates may desire to participate or invest in certain Competitive Opportunities, the provisions of this Article IX are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of opportunities as they may involve any of the AEA Investors and their Affiliates or the Specified Directors (as defined below) and their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.~~
~~B.    Each of (i) the AEA Investors and any directors, principals, officers, employees and/or other representatives of the AEA Investors that may serve as directors, officers or agents of the Corporation, and each of their Affiliates (collectively, the “Identified Persons”, and individually, an “Identified Person”), or (ii) subject to Section (C) of this Article IX, each member of the Board of Directors who is not an officer or employee of the Corporation and is not described in clause (i) of this sentence (such directors not described in clause (i), the “Specified Directors”), and his or her Affiliates shall, to the fullest extent permitted by law, not have any duty to refrain from directly or indirectly (a) engaging in any Competitive Opportunity or (b) otherwise competing with the Corporation or any of its controlled Affiliates, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Corporation or its stockholders or to any controlled Affiliate of the Corporation for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Corporation hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any Competitive Opportunity or other corporate or business opportunity that may be a Competitive Opportunity for an Identified Person and the Corporation or any of its controlled Affiliates. In the event that any Identified Person acquires knowledge of a Competitive Opportunity or other corporate or business opportunity that may be a Competitive Opportunity for itself, herself or himself, or for its, her or his Affiliates, and for the Corporation or any of its controlled Affiliates, such Identified Person shall, to the fullest~~

C-1-3

~~extent permitted by law, have no duty to communicate or present such opportunity to the Corporation or any of its controlled Affiliates and, to the fullest extent permitted by law, shall not be liable to the Corporation or its stockholders or to any controlled Affiliate of the Corporation for breach of any fiduciary duty as a stockholder, director or officer of the Corporation solely by reason of the fact that such Identified Person pursues or acquires such Competitive Opportunity for itself, herself or himself, or offers or directs such Competitive Opportunity to another Person.~~
~~C.    The Corporation does not renounce its interest in any Competitive Opportunity offered to any Specified Director if such opportunity is expressly offered to such person solely in his or her capacity as a director of the Corporation, and the provisions of Section (B) of this Article IX shall not apply to any such Competitive Opportunity.~~
~~D.    In addition to and notwithstanding the foregoing provisions of this Article IX, a business or other opportunity shall not be deemed to be a potential Competitive Opportunity for the Corporation if it is an opportunity that (i) the Corporation (together with its controlled Affiliates) is neither financially or legally able, nor contractually permitted to undertake, (ii) from its nature, is not in the line of the Corporation’s business or is of no practical advantage to the Corporation or (iii) is one in which the Corporation has no interest or reasonable expectancy.~~
~~E.      For purposes of this Certificate, (i) “AEA Stockholders” means AEA Investors Fund V LP, AEA Investors Fund V-A LP, AEA Investors Fund V-B LP, AEA Investors Participant Fund V LP, and AEA Investors QP Participant Fund V LP and their respective successors, (ii) “AEA Investors” means the AEA Stockholders together with their respective Affiliates, and (iii) “Existing Stockholder Group” means, collectively, the parties to the Stockholder Agreement as of the date this Certificate is duly filed in accordance with the DGCL.~~
~~F.    For purposes of this Certificate (other than Article X), (i) “Affiliate” means (a) in respect of the AEA Stockholders, any Person (other than the Corporation and any entity that is controlled by the Corporation) that, directly or indirectly, is controlled by the AEA Stockholders, controls the AEA Stockholders, or is under common control with the AEA Stockholders and shall include any principal, member, director, partner, stockholder, officer, employee or other representative of any of the foregoing, (b) in respect of a Specified Director, any Person that, directly or indirectly, is controlled by such Specified Director (other than the Corporation and any entity that is controlled by the Corporation), and (c) in respect of the Corporation, any Person that, directly or indirectly, is controlled by the Corporation; and (ii) “Person” shall mean any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.~~
~~G.    To the fullest extent permitted by law, any Person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article IX.~~
ARTICLE X, DGCL SECTION 203 AND BUSINESS COMBINATIONS, , marked to show the proposed amendments:
A.   The Corporation hereby expressly elects not to be governed by Section 203 of the DGCL.
B.   Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time~~, following the date of closing of the initial public offering of the Common Stock,~~ at which ~~time~~ the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:
(i)
prior to such time, the Board of Directors approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, or

(ii)
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of

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determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (a) by persons who are directors and also officers and (b) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or
(iii)
at or subsequent to such time, the business combination is approved by the Board of Directors and authorized or approved at an annual or special meeting of stockholders (or by written consent, if action by written consent is not then prohibited by this Amended and Restated Certificate of Incorporation) by the affirmative vote of at least 66 2/3% of the then outstanding voting stock of the Corporation that is not owned by the interested stockholder.

C.
For purposes of this Article X of this Certificate, references to:

(iv)
“affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

(v)
“associate,” when used to indicate a relationship with any person, means: (a) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (b) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (c) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

(vi)
“business combination,” when used in reference to the Corporation and any interested stockholder of the Corporation, means:

(a)
any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (1) with the interested stockholder or (2) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation Section (B) of this Article X is not applicable to the surviving entity;

(b)
any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation, which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the then outstanding stock of the Corporation;

(c)
any transaction that results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (1) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary, which securities were outstanding prior to the time that the interested stockholder became such; (2) pursuant to a merger under Section 251(g) of the DGCL; (3) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary, which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (4) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (5) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (3) through (5) of this subsection (c) shall there be an increase in the interested stockholder’s proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

(d)
any transaction involving the Corporation or any direct or indirect majority-owned subsidiary

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of the Corporation that has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary that is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption or other transfer of any shares of stock not caused, directly or indirectly, by the interested stockholder; or
(e)
any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges or other financial benefits (other than those expressly permitted in subsections (a) through (d) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

(vii)
“control,” including the terms “controlling,” “controlled by” and “under common control with,” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article X, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

~~(viii)~~
~~“Exempt Transferee” means (A) any person that acquires (other than in an Excluded Transfer) directly from AEA Investors or any of its affiliates or successors ownership of voting stock of the Corporation, and is designated in writing by the transferor as an “Exempt Transferee” for the purpose of this Article X; and (B) any person that acquires (other than in an Excluded Transfer) directly from a person described in clause (A) of this definition or from any other Exempt Transferee ownership of voting stock of the Corporation, and is designated in writing by the transferor as an “Exempt Transferee” for the purpose of this Article X.~~

(viii)
~~(ix)~~ “Excluded Transfer” means (a) a transfer to a Person that is not an affiliate of the transferor, which transfer is by gift or otherwise not for value, including a transfer by dividend or distribution by the transferor, (b) a transfer in a public offering that is registered under the Securities Act of 1933, as amended (the “Securities Act”), (c) a transfer to one or more broker-dealers or their affiliates pursuant to a firm commitment purchase agreement for an offering that is exempt from registration under the Securities Act, (d) a transfer made through the facilities of a registered securities exchange or automated interdealer quotation system and (e) a transfer made in compliance with the manner of sale limitations of Rule 144(f) under the Securities Act or any successor rule or provision.

(ix)
~~(x)~~ “interested stockholder” means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (a) is the owner of 15% or more of the then outstanding voting stock of the Corporation, or (b) is an affiliate or associate of the Corporation and was the owner of 15% or more of the then outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder; and the affiliates and associates of such person; but “interested stockholder” shall not include ~~(x) AEA Investors, any Exempt Transferee or any of their respective affiliates or successors or any “group,” or any member of any such group, of which any of such persons is a party under Rule 13d-5 of the Exchange Act, or (y)~~ any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation, provided that such person shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of “owner” below.

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(x)
~~(xi)~~ “majority-owned subsidiary” of the Corporation (or specified person) means another person of which the Corporation (or specified person), directly or indirectly with or through one or more majority-owned subsidiaries, is the general partner or managing member of such other person or owns equity securities with a majority of the votes of all equity securities generally entitled to vote in the election of directors or other governing body of such other person.

(xi)
~~(xii)~~ “owner,” including the terms “own,” “owned,” and “ownership,” when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

(f)
beneficially owns such stock, directly or indirectly; or

(g)
has (1) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person’s affiliates or associates until such tendered stock is accepted for purchase or exchange; or (2) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person’s right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

(h)
has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (2) of subsection (b) above of this definition), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

(xii)
~~(xiii)~~ “person” means any individual, corporation, partnership, unincorporated association or other entity.

(xiii)
~~(xiv)~~ “stock” means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

(xiv)
~~(xv)~~ “voting stock” means stock of any class or series entitled to vote generally in the election of directors.

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APPENDIX C-2
PROPOSED AMENDMENT TO FIRST AMENDED AND RESTATED BYLAWS TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS AND OTHER OBSOLETE PROVISIONS
Section 2.02   Special Meetings, marked to show the proposed amendments:
Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time only by or at the direction of the Board of Directors or the Chairman of the Board of Directors~~; provided, however, so long as the Existing Stockholder Group (as defined in the Corporation’s certificate of incorporation as then in effect (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Certificate”)) beneficially owns, or has the right (by proxy or by contract) to direct the vote of, 50% or more in voting power of the stock of the Corporation entitled to vote generally in the election of directors, special meetings of the stockholders of the Corporation for any purpose or purposes shall also be called by the Board of Directors or the Chairman of the Board of Directors at the request of the AEA Investors (as defined in the Certificate)~~. Special meetings of the stockholders may be held at such place, if any, either within or without the State of Delaware and at such time and date as the Board of Directors or the Chairman of the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors or the Chairman of the Board of Directors.
Section 2.03   Notice of Stockholder Business and Nominations, marked to show the proposed amendments:
(A)
Annual Meetings of Stockholders.

(1)   Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) ~~as provided in the Stockholder Agreement (as defined in the Certificate) (with respect to nominations of persons for election to the Board of Directors only), (b)~~ pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04 of Article II of these Bylaws, (~~c~~b) by or at the direction of the Board of Directors or any authorized committee thereof or (~~d~~c) by any stockholder of the Corporation who is entitled to vote at the meeting, who~~, subject to paragraph (C)(4) of this Section 2.03,~~ complied with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 2.03 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation (the “Secretary”).
(2)   For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (~~d~~c) of paragraph (A)(1) of this Section 2.03, the stockholder must have given timely notice thereof in writing to the Secretary, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting ~~(which date shall, for purposes of the Corporation’s first annual meeting of stockholders after its shares of Common Stock (as defined in the Certificate) are first publicly traded, be deemed to have occurred on October 31, 2016)~~; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than one hundred and twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for

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director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary not later than the close of business on the tenth (10th) calendar day following the day on which such public announcement is first made by the Corporation.
(3)   Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group that will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (e) a description of any agreement, arrangement or understanding (including any contract to purchase or sell, the acquisition or grant of any option, right or warrant to purchase or sell or any swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (A)(3) or paragraph (B) of this Section 2.03) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining

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the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the date prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.
(B)   Special Meetings of Stockholders.   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) ~~to the extent provided in the Stockholder Agreement, (2)~~ by or at the direction of the Board of Directors or any committee thereof or (~~3~~2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting, who ~~(subject to paragraph (C)(4) of this Section 2.03)~~ complies with the notice procedures set forth in this Section 2.03 and who is a stockholder of record at the time such notice is delivered to the Secretary. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by paragraph (A)(2) of this Section 2.03 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting and the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(C)   General.
(1)   ~~Except as provided in paragraph (C)(4) of this Section 2.03, only~~Only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 ~~or the Stockholder Agreement, if applicable,~~ shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law, the Certificate or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such

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rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include the following: (i) the establishment of an agenda or order of business for the meeting, (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants and on stockholder approvals. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
(2)   Whenever used in these Bylaws, “public announcement” shall mean disclosure (a) in a press release released by the Corporation, provided that such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service or is generally available on internet news sites or (b) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.
(3)   Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (A)(1)(d) and (B) hereof), and compliance with paragraphs (A)(1)(d) and (B) of this Section 2.03 shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation to elect directors under specified circumstances.
~~(4)   Notwithstanding anything to the contrary contained in this Section 2.03, for as long as the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, 50% or more in voting power of the stock of the Corporation entitled to vote generally in the election of directors, the AEA Investors shall not be subject to the notice procedures set forth in paragraphs (A)(2), (A)(3) or (B) of this Section 2.03 with respect to any annual or special meeting of stockholders.~~
Section 3.04   Removal, marked to show the proposed amendments:
Directors of the Corporation may be removed in the manner provided in the Certificate~~, the Stockholder Agreement~~ and applicable law.
Section 3.05   Vacancies and Newly Created Directorships, marked to show the proposed amendments:

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Except as otherwise provided by applicable law, vacancies occurring in any directorship (whether by death, resignation, retirement, disqualification, removal or other cause) and newly created directorships resulting from any increase in the number of directors shall be filled in accordance with the Certificate ~~and the Stockholder Agreement~~. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of the class for which such director shall have been chosen and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
Section 3.08   Committees; Committee Rules, marked to show the proposed amendments:
The Board of Directors may designate from time to time one or more committees, including an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each such committee to consist of one or more of the directors of the Corporation ~~in accordance with the Stockholder Agreement~~. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. Unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, and subject to the Certificate, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.
Section 9.01   Amendments, marked to show the proposed amendments:
~~So long as the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, 50% or more in voting power of the stock of the Corporation entitled to vote generally in the election of directors, these Bylaws may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, by (i) the Board of Directors without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Certificate, or (ii) the affirmative vote of the holders of at least a majority in voting power of all of the then outstanding stock of the Corporation entitled to vote thereon, voting together as a single class. At any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law,~~ These Bylaws may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least ~~two-thirds~~ a majority in voting power of all the then outstanding stock of the Corporation entitled to vote thereon, voting together as a single class~~.~~

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APPENDIX D-1
PROPOSED AMENDMENT TO SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT THE BOARD TO AMEND THE BYLAWS
ARTICLE V, AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS, marked to show the proposed amendments:
A.   The Corporation reserves the right, at any time and from time to time, to alter, amend, add to or repeal any provision contained in this Certificate (including any certificate of designations relating to any series of Preferred Stock) in any manner now or hereafter prescribed by law (subject to the express provisions hereof that prohibit retroactive application of changes), and all rights, preferences, privileges and powers of any nature conferred upon stockholders, directors or any other persons herein are granted subject to this reservation. This Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least a majority in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class; provided that at any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, this Certificate may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, only by the affirmative vote of the holders of at least two-thirds in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.
B.   So long as the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, 50% or more in voting power of the stock of the Corporation entitled to vote generally in the election of directors, the bylaws of the Corporation (as in effect from time to time, the “Bylaws”) may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, by (i) the Board of Directors without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate, or (ii) the vote of the holders of at least a majority in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class. At any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, the Bylaws may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, ~~only~~ by (i) the Board of Directors without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or this Certificate, or (ii) the affirmative vote of the holders of at least two-thirds in voting power of all the then outstanding shares of stock of the Corporation entitled to vote thereon, voting together as a single class.

D-1

APPENDIX D-2
PROPOSED AMENDMENT TO FIRST AMENDED AND RESTATED BYLAWS TO PERMIT THE BOARD TO AMEND THE BYLAWS
Section 9.01   Amendments, marked to show the proposed amendments:
So long as the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, 50% or more in voting power of the stock of the Corporation entitled to vote generally in the election of directors, these Bylaws may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, by (i) the Board of Directors without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Certificate, or (ii) the affirmative vote of the holders of at least a majority in voting power of all of the then outstanding stock of the Corporation entitled to vote thereon, voting together as a single class. At any time when the Existing Stockholder Group beneficially owns, or has the right (by proxy or by contract) to direct the vote of, less than 50% in voting power of the stock of the Corporation entitled to vote generally in the election of directors, in addition to any vote required by applicable law, these Bylaws may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith or herewith may be adopted, ~~only~~ by (i) the Board of Directors without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Certificate, or (ii) the affirmative vote of the holders of at least two-thirds in voting power of all the then outstanding stock of the Corporation entitled to vote thereon, voting together as a single class.

D-2

APPENDIX E
GMS INC.
2020 EQUITY INCENTIVE PLAN
(Adopted as of October [      ], 2020)
1.   Purpose.
The purpose of the Plan is to assist the Company with attracting, retaining, incentivizing and motivating officers and employees of, consultants to, and non-employee directors providing services to, the Company and its Subsidiaries and to promote the success of the Company’s business by providing such participating individuals with a proprietary interest in the performance of the Company. The Company believes that this incentive program will cause participating officers, employees, consultants and non-employee directors to increase their interest in the welfare of the Company and its Subsidiaries and to align those interests with those of the stockholders of the Company and its Subsidiaries.
2.   Definitions. For purposes of the Plan:
2.1.    “Adjustment Event” shall have the meaning ascribed to such term in Section 12.1.
2.2.   “Award” means, individually or collectively, a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right, a Share Award or any or all of them.
2.3.   “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth the terms and conditions thereof.
2.4.   “Base Price” shall have the meaning ascribed to such term in Section 6.4.
2.5.   “Board” means the Board of Directors of the Company.
2.6.   “Cause” shall mean (a) if a Participant is a party to an employment or a severance agreement with the Company or one of the Subsidiaries in which “Cause” is defined, the occurrence of any circumstances defined as “Cause” in such employment or severance agreement, or (b) if a Participant is not a party to an employment or severance agreement with the Company or one of the Subsidiaries in which “Cause” is defined, (i) the Participant’s indictment for, or conviction or entry of a plea of guilty or nolo contendere to (A) any felony or (B) any crime (whether or not a felony) involving moral turpitude, fraud, theft, breach of trust or other similar acts, whether under the laws of the United States or any state thereof or any similar foreign law to which the Participant may be subject, (ii) the Participant’s being or having been engaged in conduct constituting breach of fiduciary duty, willful misconduct or gross negligence relating to the Company or any of the Subsidiaries or the performance of the Participant’s duties, (iii) the Participant’s willful failure to (A) follow a reasonable and lawful directive of the Company or of the Subsidiary at which he or she is employed or provides services, or the Board or (B) comply with any written rules, regulations, policies or procedures of the Company or a Subsidiary at which he or she is employed or to which he or she provides services which, if not complied with, would reasonably be expected to have an adverse effect (other than a de minimis adverse effect) on the business or financial condition of the Company, (iv) the Participant’s violation of his or her employment, consulting, separation or similar agreement with the Company or any non-disclosure, non-solicitation or non-competition covenant in any other agreement to which the Participant is subject, (v) the Participant’s deliberate and continued failure to perform his or her material duties to the Company or any of its Subsidiaries or (vi) the Participant’s violation of the Company’s Code of Business Conduct and Ethics, as it may be amended from time to time.
2.7.   “Change in Control” means the occurrence of any of the following:
(a)   An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any Person, immediately after which such Person first acquires “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company’s then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), the acquisition of Voting Securities in a Non-Control Acquisition (as

hereinafter defined) shall not constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined);
(b)   The individuals who, as of the Effective Date are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest;
(c)   The consummation of:
(i)   A merger, consolidation or reorganization (x) with or into the Company or (y) in which securities of the Company are issued (a “Merger”), unless such Merger is a Non-Control Transaction. A “Non-Control Transaction” shall mean a Merger in which:
(A)   the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (1) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;
(B)   the individuals who were members of the Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation, if there is no Parent Corporation, or (2) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and
(C)   no Person other than (1) the Company or another corporation that is a party to the agreement of Merger, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity or (4) any Person who, immediately prior to the Merger, had Beneficial Ownership of Voting Securities representing more than fifty percent (50%) of the combined voting power of the Company’s then-outstanding Voting Securities, has Beneficial Ownership, directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;
(ii)   A complete liquidation or dissolution of the Company; or
(iii)   The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.
2.8.   “Code” means the Internal Revenue Code of 1986, as amended.
2.9.   “Committee” means the Committee which administers the Plan as provided in Section 3.
2.10.   “Company” means GMS Inc., a Delaware corporation, or any successor thereto.
2.11.   “Consultant” means any consultant or advisor, other than an Employee or Director, who is a natural person and who renders services to the Company or a Subsidiary that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.
2.12.   “Corporate Transaction” means (a) a merger, consolidation, reorganization, recapitalization or other transaction or event having a similar effect on the Company’s capital stock or (b) a Change in Control.
2.13.   “Director” means a member of the Board.
2.14.   “Disability” means, with respect to a Participant, a permanent and total disability as defined in Code Section 22(e)(3). A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this Section 2.14, in the event any Award is considered to be “deferred compensation” as that term is defined under Section 409A and the terms of the Award are such that the definition of “disability” is required to comply with the requirements of Section 409A then, in lieu of the foregoing definition, the definition of “Disability” for purposes of such Award shall mean, with respect to a Participant, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
2.15.   “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.
2.16.   “Dividend Equivalent Right” means a right to receive cash or Shares based on the value of dividends that are paid with respect to Shares.
2.17.   “Effective Date” means October 22, 2020, provided that the Company’s stockholders approve the Plan on such date.
2.18.   “Eligible Individual” means any Employee, Director or Consultant.
2.19.   “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or any Subsidiary, or between the Company and any Subsidiaries.
2.20.   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.21.   “Fair Market Value” on any date means:
(a)   if the Shares are listed for trading on a national securities exchange, the closing price at the close of the primary trading session of the Shares on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as officially quoted in the consolidated tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price;
(b)   if the Shares are not listed for trading on a national securities exchange, the fair market value of the Shares as determined in good faith by the Committee, and, if applicable, in accordance with Sections 409A and 422 of the Code.
2.22.   “Good Reason” shall have the meaning, if any, assigned such term in the employment, severance or similar agreement, if any, between the Participant and the Company or one of its Subsidiaries, provided, however that if there is no such employment, severance or similar agreement in which “Good Reason” is defined, then “Good Reason” as used in the Plan, shall not be operative and shall not apply to any Awards.
2.23.   “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.
2.24.   “Nonemployee Director” means a Director of the Board who is a “nonemployee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
2.25.   “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.
2.26.   “Option” means a Nonqualified Stock Option or an Incentive Stock Option.
2.27.   “Option Price” means the price at which a Share may be purchased pursuant to an Option.
2.28.   “Parent” means any corporation which is a “parent corporation” (within the meaning of Section 424(e) of the Code) with respect to the Company.
2.29.   “Participant” means an Eligible Individual to whom an Award has been granted under the Plan.
2.30.   “Performance Awards” means Performance Share Units, Performance Units, Performance-Based Restricted Stock or any or all of them.
2.31.
“Performance-Based Restricted Stock” means Shares issued or transferred to an Eligible Individual under Section 9.2.

2.32.   “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.
2.33.   “Performance Objectives” means the objectives set forth in Section 9.3 for the purpose of determining, either alone or together with other conditions, the degree of payout and/or vesting of Performance Awards.
2.34.   “Performance Share Units” means Performance Share Units granted to an Eligible Individual under Section 9.1(b).
2.35.   “Performance Units” means Performance Units granted to an Eligible Individual under Section 9.1(a).
2.36.   “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act.
2.37.
“Plan” means this GMS Inc. 2020 Equity Incentive Plan, as amended from time to time.

2.38.
“Plan Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 16 hereof.

2.39.
“Prior Plan” means the GMS Inc. Equity Incentive Plan, as amended.

2.40.
“Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.

2.41.
“Restricted Stock Units” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares.

2.42.   “SAR Payment Amount” shall have the meaning ascribed to such term in Section 6.4.
2.43.   “Section 409A” means Section 409A of Code, and all regulations, guidance, and other interpretative authority issued thereunder.
2.44.   “Securities Act” means the Securities Act of 1933, as amended.
2.45.   “Share Award” means an Award of Shares granted pursuant to Section 10.
2.46.   “Shares” means the common stock, par value $0.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged.
2.47.   “Stock Appreciation Right” means a right to receive all or some portion of the increase, if any, in the value of the Shares as provided in Section 6 hereof.
2.48.   “Subsidiary” means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company and (b) in relation to the eligibility to receive Awards other than Incentive Stock Options and continued employment or the provision of services for purposes of Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least twenty-five percent (25%) of the outstanding equity or other ownership interests.
2.49.   “Ten-Percent Shareholder” means an Eligible Individual who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.
2.50.   “Termination”, “Terminated” or “Terminates” shall mean (a) with respect to a Participant who is an Employee, the date such Participant ceases to be employed by the Company and its Subsidiaries, (b) with respect to a Participant who is a Consultant, the date such Participant ceases to provide services to the Company and its Subsidiaries or (c) with respect to a Participant who is a Director, the date such Participant ceases to be a Director, in each case, for any reason whatsoever (including by reason of death, Disability or adjudicated incompetency). Unless otherwise set forth in an Award Agreement, (a) if a Participant is both an Employee and a Director and terminates as an Employee but remains as a Director, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have Terminated upon ceasing to be a Director and (b) if a Participant who is an Employee or a Director ceases to provide services in such capacity and becomes a Consultant, the Participant will thereupon be deemed to have been Terminated.
3.   Administration.
3.1.   Committee.   The Plan shall be administered by a Committee appointed by the Board. The Committee shall consist of at least two Directors of the Board and may consist of the entire Board; provided, however, that if the Committee consists of less than the entire Board, then, with respect to any Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist solely of two or more Nonemployee Directors. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. The acts of a majority of the total membership of the Committee at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee. All decisions and determinations by the Committee in the exercise of its powers hereunder shall be final, binding and conclusive upon the Company, its Subsidiaries, the Participants and all other Persons having any interest therein.
3.2.   Board Reservation and Delegation.
(a)   The Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. To the extent the Board has reserved to itself or exercises the authority and responsibility of the Committee, the Board shall be deemed to be acting as the Committee for purposes of the Plan and references to the Committee in the Plan shall be to the Board.
(b)   Subject to applicable law, the Board may delegate, in whole or in part, any of the authority of the Committee hereunder (subject to such limits as may be determined by the Board) to any individual or committee of individuals (who need not be Directors), including without limitation the authority to make Awards to Eligible Individuals who are not officers or directors of the Company or any of its Subsidiaries and who are not subject to Section 16 of the Exchange Act. To the extent that the Board delegates any such authority to make Awards as provided by this Section 3.2(b), all references in the Plan to the Committee’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate.
3.3.   Committee Powers.   Subject to the express terms and conditions set forth herein, the Committee shall have all of the powers necessary to enable it to carry out its duties under the Plan, including, without limitation, the power from time to time to:
(a)   determine those Eligible Individuals to whom Awards shall be granted under the Plan and determine the number of Shares or amount of cash in respect of which each Award is granted, prescribe the terms and conditions (which need not be identical) of each such Award, including, (i) in the case of Options, the Option Price and the duration of the Option and (ii) in the case of Stock Appreciation Rights, the Base Price per Share and the duration of the Stock Appreciation Right, and make any amendment or modification to any Agreement consistent with the terms of the Plan;
(b)   construe and interpret the Plan and the Awards granted hereunder, establish, amend and revoke rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan, including, but not limited to, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective;
(c)   determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a Termination for purposes of the Plan;
(d)   cancel, with the consent of the Participant, outstanding Awards or as otherwise permitted under the terms of the Plan;
(e)   exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and
(f)   generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.
3.4.   Non-Uniform Determinations.   The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Persons who receive, or are eligible to receive, Awards (whether or not such Persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the Eligible Individuals to receive Awards under the Plan and the terms and provision of Awards under the Plan.
3.5.   Non-U.S. Employees.   Notwithstanding anything herein to the contrary, with respect to Participants working outside the United States, the Committee may establish subplans, determine the terms and conditions of Awards, and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States.
3.6.   Indemnification.   No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder.
3.7.   No Repricing of Options or Stock Appreciation Rights.   The Committee shall have no authority to (i) make any adjustment (other than in connection with an Adjustment Event, a Corporate Transaction or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the Option Price of an Option or Base Price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants or other means, or (ii) cancel for cash or other consideration any Option whose Option Price is greater than the then Fair Market Value of a Share or Stock Appreciation Right whose Base Price is greater than the then Fair Market Value of a Share unless, in either case the Company’s stockholders shall have approved such adjustment, amendment or cancellation.
4.   Stock Subject to the Plan; Nonemployee Director Compensation Limitations.
4.1.   Aggregate Number of Shares Authorized for Issuance.   Subject to any adjustment as provided in the Plan, the maximum number of Shares that may be issued pursuant to Awards granted under the Plan shall not exceed 2,400,000 Shares (which includes approximately 700,000 Shares remaining available for issuance under the Prior Plan), all of which may granted as Incentive Stock Options. The Shares to be issued under the Plan may be, in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Company and held by it as treasury shares. From and after the Effective Date, no further awards shall be granted under the Prior Plan, and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.
4.2.   Nonemployee Director Compensation Limit.   With respect to any one fiscal year, the aggregate compensation that may be granted or awarded to any one Nonemployee Director, including all meeting fees, cash retainers and retainers granted in the form of Awards, shall not exceed $500,000, or $650,000 in the case of a non-employee Chairman of the Board or Lead Director. For purposes of such limit, the value of Awards will be determined based on the aggregate grant date fair value of all awards issued to the Nonemployee Director in such fiscal year (computed in accordance with applicable financial accounting rules).
4.3.   Calculating Shares Available.   If an Award or any portion thereof that is granted under the Plan (i) expires or otherwise terminates without all of the Shares covered by such Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than Shares), such expiration, termination or settlement will not reduce (or otherwise offset) the number of Shares that may be available for issuance under the Plan. If any Shares issued pursuant to an Award are forfeited and returned back to or reacquired by the Company because of the failure to meet a contingency or condition required to vest such Shares in the Participant, then the Shares that are forfeited or reacquired will again become available for issuance under the Plan. Any Shares tendered or withheld (i) to pay the Option Price of an Option or (ii) to satisfy tax withholding obligations associated with an Award granted under this Plan shall not become available again for issuance under this Plan.
4.4.   Minimum Vesting.   Notwithstanding anything herein to the contrary, no more than 5% (Five Percent) of the number of Shares authorized for issuance under the Plan (subject to any adjustment as provided in the Plan) may be issued subject to a vesting period of less than one year.
5.   Stock Options.
5.1.   Authority of Committee.   The Committee may grant Options to Eligible Individuals in accordance with the Plan, the terms and conditions of the grant of which shall be set forth in an Award Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any of its Subsidiaries on the date the Incentive Stock Option is granted. No dividends or dividend equivalents shall accrue or be paid on Options. Options shall be subject to the following terms and provisions:

5.2.   Option Price.   The Option Price or the manner in which the Option Price is to be determined shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the Option Price shall not be less than the greater of (i) the par value of a Share and (ii) 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder).
5.3.   Maximum Duration.   Options granted hereunder shall be for such term as the Committee shall determine; provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, further, however, that unless the Committee provides otherwise, (i) an Option (other than an Incentive Stock Option) may, upon the death of the Participant prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Participant’s death (but in no event beyond the date on which the Option otherwise would expire by its terms), and (ii) if, at the time an Option (other than an Incentive Stock Option) would otherwise expire at the end of its term, the exercise of the Option is prohibited by applicable law or the Company’s insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies. The Committee may, subsequent to the granting of any Option, extend the period within which the Option may be exercised (including following a Participant’s Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Option could have been exercised and the 10th anniversary of the date of grant of the Option, except as otherwise provided herein in this Section 5.3.
5.4.   Vesting.   The Committee shall determine and set forth in the applicable Award Agreement the time or times at which an Option shall become vested and exercisable; provided that no Award granted to an Employee that vests solely based on the performance of services shall have a vesting period of less than one year. To the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.
5.5.   Limitations on Incentive Stock Options.   To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.5) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by applicable law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.
5.6.   Method of Exercise.   The exercise of an Option shall be made only by giving notice in the form and to the Person designated by the Company, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted. The Option Price for any Shares purchased pursuant to the exercise of an Option shall be paid in any of, or any combination of, the following forms: (a) cash or its equivalent (e.g., a check), (b) if permitted by the Committee, the transfer, either actually or by attestation, to the Company of Shares, such transfer to be upon such terms and conditions as determined by the Committee, (c) Share withholding as a result of which the number of Shares issued upon exercise of an Option would be reduced by a number of Shares having a Fair Market Value equal to the Option Price, (d) through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee or (e) in the form of other property as determined by the Committee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded down to the nearest number of whole Shares.
5.7.   Rights of Participants.   No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised with respect to such Shares pursuant to the terms of the applicable Award Agreement, (b) the Company shall have issued and delivered Shares (whether or not certificated) to the Participant, a securities broker acting on behalf of the Participant or such other nominee of the Participant and (c) the Participant’s name, or the name of his or her broker or other nominee, shall have been entered as a shareholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement.
6.   Stock Appreciation Rights.
6.1.   Grant.   The Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option. Awards of Stock Appreciation Rights shall be subject to the following terms and provisions. No dividends or dividend equivalents shall accrue or be paid on Stock Appreciation Rights.
6.2.   Terms; Duration.   Stock Appreciation Rights shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that unless the Committee provides otherwise, (i) a Stock Appreciation Right may, upon the death of the Participant prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Participant’s death (but in no event beyond the date on which the Stock Appreciation Right otherwise would expire by its terms) and (ii) if, at the time a Stock Appreciation Right would otherwise expire at the end of its term, the exercise of the Stock Appreciation Right is prohibited by applicable law or the Company’s insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies. The Committee may, subsequent to the granting of any Stock Appreciation Right, extend the period within which the Stock Appreciation Right may be exercised (including following a Participant’s Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Stock Appreciation Right could have been exercised and the 10th anniversary of the date of grant of the Stock Appreciation Right, except as otherwise provided herein in this Section 6.2.
6.3.   Vesting.   The Committee shall determine and set forth in the applicable Award Agreement the time or times at which a Stock Appreciation Right shall become vested and exercisable. To the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Stock Appreciation Right expires. The Committee may accelerate the exercisability of any Stock Appreciation Right or portion thereof at any time.
6.4.   Amount Payable.   Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted (the “Base Price”) by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised (the “SAR Payment Amount”). Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted.
6.5.   Method of Exercise.   Stock Appreciation Rights shall be exercised by a Participant only by giving notice in the form and to the Person designated by the Company, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised.
6.6.   Form of Payment.   Payment of the SAR Payment Amount may be made in the discretion of the Committee solely in whole Shares having an aggregate Fair Market Value equal to the SAR Payment Amount, solely in cash or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment shall be rounded down to the nearest whole Share.
7.   Dividend Equivalent Rights.   The Committee may grant Dividend Equivalent Rights, either in tandem with an Award or as a separate Award, to Eligible Individuals in accordance with the Plan. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Award Agreement evidencing the Award. Amounts payable in respect of Dividend Equivalent Rights shall be deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Award to which the Dividend Equivalent Rights relate and the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments, as determined by the Committee. Notwithstanding anything to the contrary herein, Dividend Equivalent Rights granted in tandem with an Award shall, as provided in the Award Agreement, either (i) be reinvested in the form of additional Shares, which shall be subject to the same vesting provisions as provided for the tandem Award, or (ii) be credited by the Company to an account for the Participant and accumulated without interest until the date upon which the tandem Award becomes vested, and any Dividend Equivalent Rights accrued with respect to a forfeited tandem Award will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall Dividend Equivalent Rights granted in tandem with an Award be paid or distributed until the vesting provisions of such tandem Award lapse.
8.   Restricted Stock; Restricted Stock Units.
8.1.   Restricted Stock.   The Committee may grant Awards of Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Share certificates. With respect to Shares in a book entry account in a Participant’s name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, administrator or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Restricted Stock shall be subject to the following terms and provisions:
(a)   Rights of Participant.   Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted provided that the Participant has executed an Award Agreement evidencing the Award and any other documents which the Committee may require as a condition to the issuance of such Shares. At the discretion of the Committee, Shares issued in connection with an Award of Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon the issuance of the Shares, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares, subject to Section 8.1(d) hereof.
(b)   Terms and Conditions.   Each Award Agreement shall specify the number of Shares of Restricted Stock to which it relates, the conditions which must be satisfied in order for the Restricted Stock to vest and the circumstances under which the Award will be forfeited.
(c)   Delivery of Shares.   Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares of Restricted Stock, free of all restrictions hereunder.
(d)   Treatment of Dividends.   In the case of Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 4.1 hereof) and subject to the same vesting provisions as provided for the host Award, or (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Award lapse.
8.2.   Restricted Stock Unit Awards.   The Committee may grant Awards of Restricted Stock Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an

Award Agreement. Each such Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the following terms and provisions:
(a)   Payment of Awards.   Each Restricted Stock Unit shall represent the right of the Participant to receive one Share upon vesting of the Restricted Stock Unit or on any later date specified by the Committee; provided, however, that the Committee may provide for the settlement of Restricted Stock Units in cash equal to the Fair Market Value of the Shares that would otherwise be delivered to the Participant (determined as of the date the Shares would have been delivered), or a combination of cash and Shares. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit.
9.   Performance Awards.
9.1.   Performance Units and Performance Share Units.   The Committee may grant Awards of Performance Units and/or Performance Share Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Awards of Performance Units and Performance Share Units shall be subject to the following terms and provisions:
(a)   Performance Units.   Performance Units shall be denominated in a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the specified dollar amount or a percentage or multiple of the specified dollar amount depending on the level of Performance Objective attained. The Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit.
(b)   Performance Share Units.   Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting conditions as may be determined by the Committee, (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 9.1(c) and (d) of the Fair Market Value of a Share on the date the Performance Share Unit became vested or any other date specified by the Committee. The Committee may at the time a Performance Share Unit is granted specify a maximum amount payable in respect of a vested Performance Share Unit.
(c)   Terms and Conditions; Vesting and Forfeiture.   Each Award Agreement shall specify the number of Performance Units or Performance Share Units to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Units or Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited.
(d)   Payment of Awards.   Subject to Section 9.3(c), payment to Participants in respect of vested Performance Share Units and Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested. Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment.
9.2.   Performance-Based Restricted Stock.   The Committee, may grant Awards of Performance-Based Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement may require that an appropriate legend be placed on Share certificates. With respect to Shares in a book entry account in a Participant’s name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, administrator or the Company’s corporate secretary as determined by the Committee in its sole discretion. Awards of Performance-Based Restricted Stock shall be subject to the following terms and provisions:

(a)   Rights of Participant.   Performance-Based Restricted Stock shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted or at such other time or times as the Committee may determine; provided, however, that no Performance-Based Restricted Stock shall be issued until the Participant has executed an Award Agreement evidencing the Award, and any other documents which the Committee may require as a condition to the issuance of such Performance-Based Restricted Stock. At the discretion of the Committee, Shares issued in connection with an Award of Performance-Based Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon issuance of the Shares, the Participant shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares, subject to Section 9.2(c) hereof.
(b)   Terms and Conditions.   Each Award Agreement shall specify the number of Shares of Performance-Based Restricted Stock to which it relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance-Based Restricted Stock to vest, the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited; provided, however, that no Performance Cycle for Performance-Based Restricted Stock shall be less than one (1) year.
(c)   Treatment of Dividends.   In the case of Performance-Based Restricted Stock, the Committee may provide that ordinary cash dividends declared on the Shares before they are vested (i) will be forfeited, (ii) will be deemed to have been reinvested in additional Shares or otherwise reinvested (subject to Share availability under Section 4.1 hereof) and subject to the same vesting provisions as provided for the host Award, or (iii) will be credited by the Company to an account for the Participant and accumulated without interest until the date on which the host Award becomes vested, and any dividends accrued with respect to forfeited Restricted Stock will be reconveyed to the Company without further consideration or any act or action by the Participant. In no event shall dividends be paid or distributed until the vesting restrictions of the underlying Award lapse.
(d)   Delivery of Shares.   Upon the lapse of the restrictions on Shares of Performance-Based Restricted Stock awarded hereunder, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares, free of all restrictions hereunder.
9.3.   Performance Objectives.
(a)   Establishment.   Performance Objectives for Performance Awards may be based on any performance criteria selected by the Committee, including but not limited to any of the following: (i) sales, including (a) net sales, (b) unit sales volume or (c) product price, including mill net price; (ii) share price, including (a) market price per share and (b) share price appreciation; (iii) earnings, including (a) earnings per share, reflecting dilution of shares, (b) gross or pre-tax profits, (c) post-tax profits, (d) operating profit, (e) earnings net of or including dividends, (f) earnings net of or including the after-tax cost of capital, (g) earnings before (or after) interest and taxes, (h) earnings per share from continuing operations, diluted or basic, (i) earnings before (or after) interest, taxes, depreciation and amortization, (j) pre-tax operating earnings after interest and before incentives, service fees and extraordinary or special items, (k) operating earnings, (l) growth in earnings or growth in earnings per share and (m) total earnings; (iv) return on equity, including (a) return on equity, (b) return on invested capital, (c) return or net return on assets, (d) return on net assets, (e) return on equity, (f) return on gross sales, (g) return on investment, (h) return on capital, (i) return on invested capital, (j) return on committed capital, (k) financial return ratios, (l) value of assets and (m) change in assets; (v) cash flow(s), including (a) operating cash flow, (b) net cash flow, (c) free cash flow and (d) cash flow on investment; (vi) revenue, including (a) gross or net revenue and (b) changes in annual revenues; (vii) margins, including (a) adjusted pre-tax margin and (b) operating margins; (viii) income, including (a) net income and (b) consolidated net income; (ix) economic value added; (x) costs, including (a) operating or administrative expenses, (b) operating expenses as a percentage of revenue, (c) expense or cost levels, (d) reduction of losses, loss ratios or expense ratios, (e) reduction in fixed costs, (f) expense reduction levels, (g) operating cost management, (h) cash costs per unit of sale and (i) cost of capital; (xi) financial ratings, including (a) credit rating, (b) capital expenditures, (c) debt, (d) debt reduction, (e) working capital, (f) average invested capital and (g) attainment of balance sheet or income statement objectives; (xii) market or category share, including (a) market share, (b) volume, (c) unit sales volume and (d) market share or market penetration with respect to specific designated products or product groups and/or specific geographic areas; (xiii) shareholder return, including (a) total shareholder return, (b) shareholder return based on growth measures or the attainment of a specified share price for a specified period of time and (c) dividends; (xiv) objective nonfinancial performance criteria, including (a) attainment of strategic and business goals, (b) regulatory compliance, (c) productivity and productivity improvements, (d) inventory turnover, average inventory turnover or inventory controls, (e) net asset turnover, (f) customer satisfaction based on specified objective goals or Company-sponsored customer surveys, (g) employee satisfaction based on specified objective goals or Company-sponsored employee surveys, (h) objective employee diversity goals, (i) employee turnover, (j) specified objective environmental goals, (k) specified objective social goals, (l) specified objective goals in corporate ethics and integrity, (m) specified objective safety goals, (n) specified objective business integration goals, (o) specified objective business expansion goals or goals relating to acquisitions or divestitures and (p) succession plan development and implementation; or (xv) any combination of or a specified increase in any of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range.
(b)   Effect of Certain Events.   The Committee may, at the time the Performance Objectives in respect of a Performance Award are established, provide for the manner in which performance will be measured against the Performance Objectives to reflect the impact of specified events, including any one or more of the following with respect to the Performance Period (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the Performance Period; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; or (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year. The events may relate to the Company as a whole or to any part of the Company’s business or operations, as determined by the Committee at the time the Performance Objectives are established. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee.
(c)   Determination of Performance.   Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied. In respect of a Performance Award, the Committee may, in its sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 9. The Committee may exercise such discretion in a non-uniform manner among Participants.
10.   Share Awards.
The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.
11.   Effect of Termination of Employment; Transferability.
11.1.   Termination.    The Award Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon Termination, which shall be as the Committee may, in its discretion, determine at the time the Award is granted or at anytime thereafter.

11.2.   Transferability of Awards and Shares.
(a)   Non-Transferability of Awards.   Except as set forth in Section 11.2(c) or (d) or as otherwise permitted by the Committee and as set forth in the applicable Award Agreement, either at the time of grant or at anytime thereafter, no Award (other than Restricted Stock or Performance-Based Restricted Stock with respect to which the restrictions have lapsed) shall be (i) sold, transferred or otherwise disposed of, (ii) pledged or otherwise hypothecated or (iii) subject to attachment, execution or levy of any kind; and any purported transfer, pledge, hypothecation, attachment, execution or levy in violation of this Section 11.2 shall be null and void.
(b)   Restrictions on Shares.   The Committee may impose such restrictions on any Shares acquired by a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, restrictions under the requirements of any stock exchange or market upon which such Shares are then listed or traded and restrictions under any blue sky or state securities laws applicable to such Shares.
(c)   Transfers By Will or by Laws of Descent or Distribution.   Any Award may be transferred by will or by the laws of descent or distribution; provided, however, that (i) any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Agreement; and (ii) the Participant’s estate or beneficiary appointed in accordance with this Section 11.2(c) will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority.
(d)   Beneficiary Designation.   To the extent permitted by applicable law, the Company may from time to time permit each Participant to name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid or who may exercise any rights of the Participant under any Award granted under the Plan in the event of the Participant’s death before he or she receives any or all of such benefit or exercises such Award. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation or if any such designation is not effective under applicable law as determined by the Committee, benefits under Awards remaining unpaid at the Participant’s death and rights to be exercised following the Participant’s death shall be paid to or exercised by the Participant’s estate.
12.   Adjustment upon Changes in Capitalization.
12.1.   In the event that (a) the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution or other similar corporate event or transaction or (b) there is an extraordinary dividend or distribution by the Company in respect of its Shares or other capital stock or securities convertible into capital stock in cash, securities or other property (any event described in (a) or (b), an “Adjustment Event”), the Committee shall determine the appropriate adjustments to (i) the maximum number and kind of shares of stock or other securities or other equity interests as to which Awards may be granted under the Plan (including the individual Participant limits set forth in Section 4.2), (ii) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the Plan, (iv) the Option Price of outstanding Options and the Base Price of outstanding Stock Appreciation Rights, and (v) the Performance Objectives applicable to outstanding Performance Awards.
12.2.   Any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in a manner intended not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code, and (b) with respect to any Award that is not subject to Section 409A, in a manner intended not to subject the Award to Section 409A and, with respect to any Award that is subject to Section 409A, in a manner intended to comply with Section 409A.

12.3.   If, by reason of an Adjustment Event, pursuant to an Award, a Participant shall be entitled to, or shall be entitled to exercise an Award with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award prior to such Adjustment Event, as may be adjusted in connection with such Adjustment Event in accordance with this Section 12.
13.    Effect of Certain Transactions.
13.1.   Except as otherwise provided in the applicable Award Agreement, in connection a Corporate Transaction, either:
(a)   outstanding Awards shall, unless otherwise provided in connection with the Corporate Transaction, continue following the Corporate Transaction and shall be adjusted if and as provided for in the agreement or plan (in the case of a liquidation or dissolution) entered into or adopted in connection with the Corporate Transaction (the “Transaction Agreement”), which may include, in the sole discretion of the Committee or the parties to the Corporate Transaction, the assumption or continuation of such Awards by, or the substitution for such Awards of new awards of, the surviving, successor or resulting entity, or a parent or subsidiary thereof, with such adjustments as to the number and kind of shares or other securities or property subject to such new awards, exercise prices and other terms of such new awards as the Committee or the parties to the Corporate Transaction shall agree, or
(b)   outstanding Awards shall terminate upon the consummation of the Corporate Transaction; provided, however, that vested Awards shall not be terminated without:
(i)   in the case of vested Options and Stock Appreciation Rights (including those Options and Stock Appreciation Rights that would become vested upon the consummation of the Corporate Transaction), (1) providing the holders of affected Options and Stock Appreciation Rights a period of at least fifteen (15) calendar days prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights, or (2) providing the holders of affected Options and Stock Appreciation Rights payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the Option or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per Share consideration to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration, if not otherwise distributed to the Participant, to be determined by the Committee in good faith) over the Option Price of the Option or the Base Price of the Stock Appreciation Rights, or
(ii)   in the case of vested Awards other than Options or Stock Appreciation Rights (including those Awards that would become vested upon the consummation of the Corporate Transaction), providing the holders of affected Awards payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the Award being cancelled of the per Share consideration to be paid or distributed to stockholders in the Corporate Transaction, in each case with the value of any non-cash consideration, if not otherwise distributed to the Participant, to be determined by the Committee in good faith.
(c)   For the avoidance of doubt, if the amount determined pursuant to clause (b)(i)(2) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor.
13.2.   Without limiting the generality of the foregoing or being construed as requiring any such action, in connection with any such Corporate Transaction the Committee may, in its sole and absolute discretion, cause any of the following actions to be taken effective upon or at any time prior to any Corporate Transaction (and any such action may be made contingent upon the occurrence of the Corporate Transaction):

(a)   cause any or all unvested Options and Stock Appreciation Rights to become fully vested and immediately exercisable (as applicable) and/or provide the holders of such Options and Stock Appreciation Rights a reasonable period of time prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights;
(b)   with respect to unvested Options and Stock Appreciation Rights that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Option or Stock Appreciation Right being terminated in an amount equal to all or a portion of the excess, if any, of the per Share consideration to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration, if not otherwise distributed to the Participant, to be determined by the Committee in good faith) over the exercise price of the Option or the Base Price of the Stock Appreciation Right, which may, to the extent permitted by Section 409A, be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or at such other time or times as the Committee may determine;
(c)   with respect to unvested Awards (other than Options or Stock Appreciation Rights) that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Award being terminated in an amount equal to all or a portion of the per Share consideration to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration, if not otherwise distributed to the Participant, to be determined by the Committee in good faith), which may, to the extent permitted by Section 409A, be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or at such other time or times as the Committee may determine.
(d)   For the avoidance of doubt, if the amount determined pursuant to clause (b) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor.
13.3.   Notwithstanding anything to the contrary in this Plan or any Agreement,
(a)   the Committee may, in its sole discretion, provide in the Transaction Agreement or otherwise for different treatment for different Awards or Awards held by different Participants and, where alternative treatment is available for a Participant’s Awards, may allow the Participant to choose which treatment shall apply to such Participant’s Awards;
(b)   any action permitted under this Section 13 may be taken without the need for the consent of any Participant. To the extent a Corporate Transaction also constitutes an Adjustment Event and action is taken pursuant to this Section 13 with respect to an outstanding Award, such action shall conclusively determine the treatment of such Award in connection with such Corporate Transaction notwithstanding any provision of the Plan to the contrary (including Section 12).
(c)   to the extent the Committee chooses to make payments to affected Participants pursuant to Section 13.1(b)(i)(2) or (ii) or Section 13.2(b) or (c) above, any Participant who has not returned any letter of transmittal or similar acknowledgment that the Committee requires be signed in connection with such payment within the time period established by the Committee for returning any such letter or similar acknowledgement shall forfeit his or her right to any payment and his or her associated Awards may be cancelled without any payment therefor.
14.   Change in Control.
14.1   Awards not Assumed or Substituted by Surviving Entity.   If (i) a Change in Control occurs while a Participant is employed by, or otherwise providing services to, the Company or one of its Subsidiaries, and (ii) Awards are not assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee, then, as of the effective date of the Change in Control: (i) outstanding Options, Stock Appreciation Rights, and other Awards in the nature of rights that may be exercised shall become vested and fully exercisable, (ii) time-based vesting restrictions on outstanding Awards shall lapse, and (iii) the payout level under Performance Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the target level, or (B) the actual level of achievement of all relevant performance goals measured as of the date of the Change in Control and, in either such case, there shall be a prorata payout to Participants within sixty (60) days following the Change in Control, based upon the length of time within the performance period that has elapsed prior to the Change in Control. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.
14.2   Awards Assumed or Substituted by Surviving Entity.   If (i) a Change in Control occurs while a Participant is employed by, or otherwise providing services to, the Company or one of its Subsidiaries, (ii) Awards are assumed by the surviving entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee, and (iii) within two (2) years after the effective date of the Change in Control, a Participant’s employment or service is terminated by the Company or one of its Subsidiaries without Cause or, if applicable, a Participant resigns for Good Reason, then as of the Participant’s termination date, (A) all of that Participant’s outstanding Options, Stock Appreciation Rights and other Awards in the nature of rights that may be exercised shall become fully exercisable, (B) all time-based vesting restrictions on his or her outstanding Awards shall lapse, and (C) the payout level under all of that Participant’s Performance Awards that were outstanding immediately prior to effective time of the Change in Control shall be determined and deemed to have been earned as of the date of termination based upon the greater of (X) an assumed achievement of all relevant performance goals at the target level, or (Y) the actual level of achievement of all relevant performance goals (measured as of the end of the calendar quarter immediately preceding the date of termination), and, in either such case, there shall be a prorata payout to such Participant within sixty (60) days following the date of termination of employment, based upon the length of time within the performance period that has elapsed prior to the date of termination of employment. Any Awards shall thereafter continue or lapse in accordance with the other provisions of the Plan and the Award Agreement.
15.   Interpretation.
15.1.   Section 16 Compliance.   The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.
15.2.   Compliance with Section 409A.   All Awards granted under the Plan are intended either not to be subject to Section 409A or, if subject to Section 409A, to be administered, operated and construed in compliance with Section 409A. Notwithstanding this or any other provision of the Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause the Plan or any Award granted hereunder to comply with Section 409A and all regulations and other guidance issued thereunder or to not be subject to Section 409A. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan.
16.   Term; Plan Termination and Amendment of the Plan; Modification of Awards.
16.1.   Term.   The Plan shall terminate on the Plan Termination Date and no Award shall be granted after that date. The applicable terms of the Plan and any terms and conditions applicable to Awards granted prior to the Plan Termination Date shall survive the termination of the Plan and continue to apply to such Awards.
16.2.   Plan Amendment or Plan Termination.   The Board may earlier terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:
(a)   except as otherwise provided in Section 15.2, no such amendment, modification, suspension or termination shall materially and adversely alter any Awards theretofore granted under the Plan, except with the consent of the Participant, nor shall any amendment, modification, suspension or termination deprive any Participant of any Shares which he or she may have acquired through or as a result of the Plan; and
(b)   to the extent necessary under any applicable law, regulation or exchange requirement or as provided in Section 3.7, no other amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.
16.3.   Modification of Awards.   No modification of an Award shall materially and adversely alter or impair any rights or obligations under the Award without the consent of the Participant.
17.   Non-Exclusivity of the Plan.
The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
18.   Limitation of Liability.
As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:
(a)   give any person any right to be granted an Award other than at the sole discretion of the Committee;
(b)   limit in any way the right of the Company or any of its Subsidiaries to terminate the employment of or the provision of services by any person at any time;
(c)   be evidence of any agreement or understanding, express or implied, that the Company will pay any person at any particular rate of compensation or for any particular period of time; or
(d)   be evidence of any agreement or understanding, express or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.
19.   Regulations and Other Approvals; Governing Law.
19.1.   Governing Law.   Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.
19.2.   Compliance with Law.
(a)   The obligation of the Company to sell or deliver Shares with respect to Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.
(b)   The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.
(c)   Each grant of an Award and the issuance of Shares or other settlement of the Award is subject to compliance with all applicable federal, state and foreign law. Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no Awards shall be or shall be deemed to be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions that are not acceptable to the Committee. Any person exercising an Option or receiving Shares in connection with any other Award shall make such representations and agreements and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements.
19.3.   Transfers of Plan Acquired Shares.   Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.
20.   Miscellaneous.
20.1.   Award Agreements.   Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed on behalf of the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Awards as the Committee may provide. If required by the Committee, an Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company.
20.2.   Forfeiture Events; Clawback.   The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, clawback or recoupment upon the occurrence of certain specified events or as required by law, in addition to any otherwise applicable forfeiture provisions that apply to the Award. Without limiting the generality of the foregoing, any Award under the Plan shall be subject to the terms of any clawback policy maintained by the Company or as required by law, as it may be amended from time to time.
20.3.   Multiple Agreements.   The terms of each Award may differ from other Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to or, subject to Section 3.7, in substitution for one or more Awards previously granted to that Eligible Individual.
20.4.   Withholding of Taxes.   The Company or any of its Subsidiaries may withhold from any payment of cash or Shares to a Participant or other Person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or take any other action it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant, exercise, vesting or settlement of any Award under the Plan. The Company or any of its Subsidiaries shall have the right to require the payment of any such taxes or to withhold from wages or other amounts otherwise payable to a Participant or other Person, and require that the Participant or other Person furnish all information deemed necessary by the Company or any of its Subsidiaries to meet any tax reporting obligation as a condition to exercise or before making any payment or the issuance or release of any Shares pursuant to an Award. If the Participant or other Person shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or other Person or to take such other action as may be necessary to satisfy such withholding obligations. If specified in an Award Agreement at the time of grant or otherwise approved by the Committee in its sole discretion, a Participant may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Shares then issuable to him or her or the cash otherwise payable to him or her pursuant to an Award or (iii) deliver Shares owned by the Participant prior to the exercise, vesting or other settlement of an Award, in each case having an aggregate Fair Market Value equal to the withholding taxes. To the extent that Shares are used to satisfy withholding obligations of a Participant pursuant to this Section 20.4 (whether previously-owned Shares or Shares withheld from an Award), they may only be used to satisfy the amount required to be withheld in accordance with applicable tax requirements, all in accordance with such procedures as the Committee approves (which procedures may permit withholding up to the maximum individual statutory rate in the applicable jurisdiction as may be permitted under then-current accounting principles to qualify for equity classification).
20.5.   Disposition of ISO Shares.   If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.
20.6.   Plan Unfunded.   The Plan shall be unfunded. Except for reserving a sufficient number of authorized Shares to the extent required by law to meet the requirements of the Plan, the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure payment of any Award granted under the Plan.

GMS

GYPSUM MANAGEMENT & SUPPLY

VOTE BY INTERNET

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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D22497-P43762

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

GMS INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYD22497-P43762For Against Abstain! ! !! ! !! ! !GMS INC.C/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 11717GMS INC.2. Ratification of the appointment of Ernst & Young LLP asour independent registered accounting firm for the fiscalyear ending April 30, 2021.4. Approval of amendments to our Second Amended andRestated Certificate of Incorporation (the “Charter”) todeclassify our board of directors.3. Advisory vote to approve named executive officercompensation.5. Approval of amendments to our Charter and FirstAmended and Restated Bylaws (the “Bylaws”) to eliminatesupermajority voting requirements and other obsoleteprovisions.6. Approval of amendments to our Charter and Bylaws topermit our board of directors to amend our Bylaws.7. Approval of the GMS Inc. 2020 Equity Incentive Plan.NOTE: Such other business may properly come before themeeting or any adjournment thereof.01) Peter C. Browning02) Theron I. Gilliam03) Mitchell B. Lewis04) John C. Turner, Jr.The Board of Directors recommends you vote FOR thefollowing:The Board of Directors recommends you vote FOR thefollowing proposals:1. Election of DirectorsNominees:Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.! ! !ForAllWithholdAllFor AllExceptTo withhold authority to vote for any individualnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.! ! !! ! !! ! !For Against AbstainVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time the day before the cut-off dateor meeting date. Have your proxy card in hand when you access the web siteand follow the instructions to obtain your records and to create an electronicvoting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/GMS2020You may attend the meeting via the Internet and vote during the meeting. Havethe information that is printed in the box marked by the arrow available andfollow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.

D22498-P43762Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.GMS Inc.Annual Meeting of StockholdersThursday, October 22, 20208:00 a.m. Eastern TimeMeeting live via the Internet - please visitwww.virtualshareholdermeeting.com/GMS2020Important information if you plan to attend the Annual MeetingYou are entitled to attend the Annual Meeting if you were a stockholder of record as of the August 25, 2020. To attend the Annual Meeting, visit www.virtualshareholdermeeting.com/GMS2020 and enter the 16-digit control number included in your proxy card. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. You may contact our General Counsel and Corporate Secretary at (800) 392-4619 to obtain instructions on how to attend or vote at the Annual Meeting.GMS INC.Annual Meeting of StockholdersThursday, October 22, 2020 8:00 a.m. Eastern TimeProxy Solicited on Behalf of the Board of Directors of GMS Inc. for theAnnual Meeting of StockholdersThe undersigned hereby constitutes and appoints Scott M. Deakin and Craig D. Apolinsky, and each of them, his true and lawful agents and proxies, each with full power of substitution, to represent the undersigned and to vote all of the shares of GMS Inc. common stock of the undersigned at the Annual Meeting of Stockholders of GMS Inc. to be held virtually at www.virtualshareholdermeeting.com/GMS2020 on Thursday, October 22, 2020, at 8:00 a.m. Eastern Time, and at any postponements or adjournments thereof, on Proposals 1 through 7 as specified on the reverse side hereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to stand for election) and on such other matters as may properly come before said meeting.This proxy, when properly signed, dated and returned, will be voted as specified by you. If no direction is made, this proxy will be voted (and voting instructions given) FOR each of the director nominees and FOR Proposals 2 through 7. The Board of Directors recommends that you vote FOR each of the director nominees and FOR Proposals 2 through 7. In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the meeting or any postponements or adjournments thereof.You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Mr. Deakin and Mr. Apolinsky cannot vote these shares unless you sign, date and return this card or vote on the Internet or by telephone.If you vote by the Internet or telephone, please DO NOT mail back this proxy card.Continued and to be signed on reverse side

See the reverse side of this notice to obtain proxy materials and voting instructions.D22500-P43762GMS INC.*** Exercise Your Right to Vote ***Important Notice Regarding the Availability of Proxy Materials for theStockholder Meeting to Be Held on October 22, 2020.GMS INC.C/O BROADRIDGEP.O. BOX 1342BRENTWOOD, NY 11717You are receiving this communication because you hold shares in the company named above.This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).We encourage you to access and review all of the important information contained in the proxy materials before voting.Meeting InformationMeeting Type: Annual MeetingFor holders as of: August 25, 2020Date: October 22, 2020 Time: 8:00 a.m. Eastern TimeLocation:Meeting live via the Internet-please visitwww.virtualshareholdermeeting.com/GMS2020.The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visitwww.virtualshareholdermeeting.com/GMS2020 and be sure to have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX(located on the following page).

D22501-P43762Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 8, 2020 to facilitate timely delivery.How to View Online:Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX(located on thefollowing page) and visit: www.proxyvote.com.How to Request and Receive a PAPER or E-MAIL Copy:If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:1) BY INTERNET: www.proxyvote.com2) BY TELEPHONE: 1-800-579-16393) BY E-MAIL*: sendmaterial@proxyvote.com* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX(located on the following page) in the subject line.Proxy Materials Available to VIEW or RECEIVE:Vote By Internet:Before The Meeting:Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX(located on the following page) available and follow the instructions.During The Meeting:Go to www.virtualshareholdermeeting.com/GMS2020. Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX(located on the following page) available and follow the instructions.Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.Before You VoteHow to Access the Proxy MaterialsHow To VotePlease Choose One of the Following Voting MethodsNOTICE AND PROXY STATEMENT ANNUAL REPORT

Voting Items2. Ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm for the fiscal year endingApril 30, 2021.4. Approval of amendments to our Second Amended and Restated Certificate of Incorporation (the “Charter”) to declassify our boardof directors.3. Advisory vote to approve named executive officer compensation.5. Approval of amendments to our Charter and First Amended and Restated Bylaws (the “Bylaws”) to eliminate supermajority votingrequirements and other obsolete provisions.6. Approval of amendments to our Charter and Bylaws to permit our board of directors to amend our Bylaws.7. Approval of the GMS Inc. 2020 Equity Incentive Plan.NOTE: Such other business may properly come before the meeting or any adjournment thereof.1a. Peter C. Browning1b. Theron I. Gilliam1c. Mitchell B. Lewis1d. John C. Turner, Jr.The Board of Directors recommends you vote FORthe following proposals:1. Election of DirectorsNominees:D22502-P43762

D22503-P43762